As filed with the Securities and Exchange Commission on July 7, 2026
Securities Act File No. 333-
Investment Company Act File No. 811-24199
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)
AMENDMENT NO.
Check appropriate box or boxes
PGIM Partners Group Private Markets Multi-Asset Fund
(Exact Name of Registrant as Specified in Charter)
655 Broad Street
Newark, New Jersey 07102-4410
(Address of Principal Executive Offices)
(Registrant’s Telephone Number, Including Area Code): (973) 802-5032
Claudia DiGiacomo, Esq.
PGIM Investments LLC
655 Broad Street, Newark, New Jersey 07102
(Name and Address of Agent for Service)
With Copies to:
Benjamin C. Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Jacqueline Edwards, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
__Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
X Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

__ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
__ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
__ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
X when declared effective pursuant to Section 8(c) of the Securities Act.
__ immediately upon filing pursuant to paragraph (b) of Rule 486.
__ on (date) pursuant to paragraph (b) of Rule 486.
__ 60 days after filing pursuant to paragraph (a) of Rule 486.
__ on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
__ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
__ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
__ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:
X Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
__ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
X Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
__ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
__ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
__ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
__ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
X New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [ ]

PGIM PARTNERS GROUP PRIVATE MARKETS MULTI-ASSET FUND
CLASS I COMMON SHARES ([ ])
CLASS D COMMON SHARES ([ ])

The Fund. PGIM Partners Group Private Markets Multi-Asset Fund, a Delaware statutory trust (the “Fund”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.”
PGIM Investments LLC (the “Manager” or “PGIM Investments”) serves as the investment manager to the Fund and has engaged Partners Group (USA) Inc. (“Partners Group”), PGIM, Inc. and PGIM Limited (PGIM, Inc. and PGIM Limited are collectively referred to as the “PGIM Subadvisers”), to serve as subadvisers (Partners Group, together with the PGIM Subadvisers, the “Subadvisers”) to provide day-to-day management of the Fund’s portfolio.
Investment Objective. The Fund’s investment objective is to seek total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.
Investment Strategies. The Fund seeks to achieve its investment objective by providing multi-asset exposure to primarily private markets investments, including, but not limited to, (i) private equity; (ii) infrastructure; (iii) private credit; and (iv) private real estate (collectively, “Private Markets Assets”).The Fund also expects to have exposure to public fixed income and equities and other liquid assets (defined below as “Liquid Markets Assets”) (together with the Private Markets Assets, the “Investment Exposures”). Subject to the Fund’s 80% policy (as described below), the Fund’s portfolio composition across sectors, asset classes, and implementation types is expected to vary over time and the Fund may not always have exposure to all private and public asset classes and strategies. Subject to the Manager's oversight, Partners Group, the Manager and the PGIM Subadvisers (collectively, the “Asset Allocation Committee”), determine the allocation among the Investment Exposures based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors.
The Fund may obtain exposure to private equity investments through (i) direct investments in the equity of non-public operating companies; (ii) secondary investments in private equity pooled investment vehicles (“Portfolio Funds”); and (iii) to a lesser extent, primary investments in private equity Portfolio Funds.
The Fund may obtain exposure to private credit investments through (i) direct investments in privately originated debt across markets, sectors, and credit quality, including, but not limited to, middle market and large market direct lending, mezzanine debt, asset-backed finance; (ii) secondary investments in private credit Portfolio Funds; and (iii) to a lesser extent, primary investments in private credit Portfolio Funds.
The Fund may obtain exposure to private real estate and infrastructure investments through (i) direct investments in equity, debt and/or related structures of real estate investments; (ii) direct investments in equity, debt and/or related structures of infrastructure businesses; (iii) secondary investments in infrastructure-related Portfolio Funds; and (iv) to a lesser extent, primary investments in infrastructure-related Portfolio Funds.

Liquid Markets Assets include, but are not limited to, (i) public fixed income, including, but not limited to, money market instruments, government debt, investment grade and below-investment grade credit, securitized credit; (ii) public equities, including, but not limited to, common stocks, derivatives, pooled investment vehicles and other equity securities of issuers of any market capitalization in a diverse range of sectors and industries; and (iii) privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
The Fund will seek investments in assets globally, with a focus on North America, and in particular, the United States. The Fund may also invest in other regions (primarily the United Kingdom, Europe, Australia and Latin America). However, depending on market conditions and investment opportunities, the Fund has the ability to tilt towards other markets and such exposures are expected to vary over time.
The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.
Periodic Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects the first repurchase offer to occur no later than two calendar quarters after the effective date of the Fund’s registration statement. The date on which the repurchase price for Common Shares is determined shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). See “Periodic Repurchase Offers” and “Risks — Repurchase Offers Risk” for additional information regarding repurchase offers and related risks.
Securities Offered. The Fund currently offers two classes of its Common Shares, on a continuous basis, designated as Class I (“Class I Shares”) and Class D (“Class D Shares”). The Fund may offer additional classes of its Common Shares in the future.
No Secondary Market.
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The Fund has a limited operating history.
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The Common Shares have no history of public trading, nor is it currently intended that the Common Shares will be listed on any public exchange or any other trading market in the near future.
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No organized secondary market is expected to develop for the Common Shares.
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Even though the Fund will make quarterly repurchase offers for its outstanding Common Shares (currently intended to be limited to 5% of its outstanding Common Shares per quarter), investors should consider Common Shares of the Fund to be an illiquid investment.
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There is no guarantee that you will be able to sell your Common Shares at any given time or in the quantity that you desire.
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There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions to shareholders.
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An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
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We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources.

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Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Manager or its affiliates, that may be subject to reimbursement to the Manager or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
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Such distributions may constitute return of capital and also reduce an investor’s adjusted tax basis in the Common Shares, thereby increasing the investor’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares. Any capital returned to holders of Common Shares through distributions will be distributed after payment of fees and expenses.
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The Fund invests in private companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.
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The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.
Sales Load.
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An investor in Class D Shares will pay a sales load of up to [ ]% on the amounts it invests. If you pay the maximum aggregate [ ]% sales load, you must experience a total return on your net investment of [ ]% in order to recover such sales charges.
Investing in the Common Shares involves certain risks. See “Risks” beginning on page 41 of this prospectus.
	Offering Price(1)	Maximum Sales Load	Proceeds to Fund(1)
Class I Common Shares, par value $0.001 per share	Current NAV	—	Amount Invested at NAV
Class D Common Shares, par value $0.001 per share	Current NAV, plus sales load of up to [ ]%, if applicable	[ ]%	Amount Invested at NAV less sales load
(1)
Class I Common Shares are offered on a continuous basis at an offering price equal to the then-current net asset value (“NAV”) per share of the applicable class. Class D Common Shares are offered on a continuous basis at an offering price equal to the then-current NAV per share of the applicable class plus the applicable sales load, as described in this prospectus. While neither the Fund nor the distributor of the Fund imposes a sales load on Class I Common Shares, if you buy Class I Common Shares through certain brokers or dealers (“Selling Agents”) or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Selling Agents or other financial intermediaries about any transaction or other fees their Selling Agents or other financial intermediaries might impose on each class of shares. See “Plan of Distribution.”
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus dated [ ], 2026.

Leverage. The Fund may seek to enhance the level of its current distributions to common shareholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may use entity level debt, including unsecured and secured credit facilities from certain financial institutions, and other forms of borrowing (collectively, “Borrowings”), which Borrowings are limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. [See “Leverage” and “Risks — Leverage Risk.”]
In addition, the Fund may use investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which may not be subject to the foregoing 33 1∕3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance.
The Portfolio Funds and other Private Markets Assets in which the Fund invests may also utilize leverage in their investment activities but are generally not subject to the same asset coverage requirements as the Fund. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Private Markets Assets and, as a result, the volatility of the value of Common Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Private Markets Assets may increase the volatility of their values and of the value of the Common Shares.

[The Fund also expects that its private real estate (or certain of its) investments will utilize property level debt financing (mortgages on the Fund’s or its operating entities properties that are generally not recourse to the Fund or the operating entities except in extremely limited circumstances). Property level debt will be incurred by wholly-owned or joint venture operating entities utilized by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property, and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its Subsidiaries. [See “Leverage” and “Risks — Leverage Risk.”] When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Subsidiary in which the Fund owns all or a majority of the voting securities of the Subsidiary (“Controlled Subsidiary”), or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. In certain limited cases, property level debt may be recourse to the Fund. [See “Risks — Recourse Financings Risk.”]]
Investment Manager. PGIM Investments, the Fund’s investment manager and a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), provides administrative and management services to the Fund, subject to the supervision of the Board. PGIM Investments is an indirect, wholly-owned subsidiary of Prudential that was organized in 1987. As of December 31, 2025, PGIM Investments’ total assets under management were approximately $333.2 billion.
Subadvisers. Partners Group and the PGIM Subadvisers serve as the Fund’s investment subadvisers.
Partners Group is a wholly-owned subsidiary of Partners Group Holding AG. As of December 31, 2025, Partners Group and its affiliates managed over $184 billion in assets. Partners Group is located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036.
PGIM is the principal asset management business of Prudential Financial, Inc. (“Prudential”), which includes PGIM, Inc. and its global subsidiaries and affiliates. As of December 31, 2025, PGIM managed approximately $1.47 trillion in assets. PGIM offers clients deep expertise across public and private asset classes, delivering a range of investment strategies and tailored solutions—including fixed income, equities, real estate and alternatives.
PGIM Real Estate is an investment group of PGIM, Inc. PGIM Real Estate, comprised of fund management centers in the United States in Newark, New Jersey and Atlanta, Georgia, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America.
PGIM Credit is the public and private credit investment group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund. PGIM Credit provides fixed income investment advisory services to the Fund. PGIM Credit consists of two investment sub-groups, PGIM Fixed Income, a manager of public and private fixed income investments, and PGIM Private Credit (formerly, PGIM Private Capital) (“PPC”), a manager of private fixed income investments.
PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc.’s predecessor companies began managing fixed income portfolios for affiliates in 1875 and for unaffiliated institutional clients in 1928.
PGIM Limited is an indirect wholly-owned subsidiary of PGIM, Inc. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.

Investing in the Fund involves certain risks, and is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares. The Common Shares should be viewed as a long-term investment within a multi-asset personal portfolio, and should not be viewed individually as a complete investment program. Because of the risks associated with investing in loans and related instruments and mortgage-related and other asset-backed instruments, private equity investments, private credit investments, infrastructure investments, high yield securities, foreign and emerging market securities (and related exposure to foreign currencies), and the Fund's ability to use leverage, an investment in the Fund may be considered speculative. You could lose some or all of your investment. See “Risks” below in this prospectus.
The Manager has received an exemptive order from the SEC that permits the Fund to offer multiple classes of shares. The Fund will offer two separate classes of Common Shares designated as Class I Shares and Class D Shares. Each class of Common Shares is subject to different fees and expenses. The Fund may offer additional classes of Common Shares in the future.
The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Periodic Repurchase Offers” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated [ ], 2026, as it may be amended (the “SAI”), containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. You may also obtain the SAI and other information regarding the Fund on the SEC’s website at http://www.sec.gov. For a free copy of the Fund’s most recent SAI, annual report or semi-annual report or to request other information or ask questions about the Fund, please write to the Fund at 655 Broad Street, Newark, NJ 07102-4410 or call toll-free at (844) 753-6354 or visit the Fund’s website at www.pgim.com. This reference to the website does not incorporate the contents of the website into this prospectus.
As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail, except to investors that specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.pgim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (844) 753-6354 to let the Fund know you wish to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Fund complex if you invest directly with the Fund.
The Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.
Website Disclosure
The Fund’s website, when available, at www.pgim.com, contains additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

 i

PROSPECTUS SUMMARY
This is only a summary. This summary does not contain all of the information that you should consider before investing in the PGIM Partners Group Private Markets Multi-Asset Fund (the “Fund”). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.”
The Fund
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the
Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund continuously offers its
Common Shares and is operated as an “interval fund.” The Fund currently offers two classes of Common Shares: Class I
Shares and Class D Shares. The Fund was organized as a Delaware statutory trust on November 18, 2025, pursuant to the Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by the laws of the State of
Delaware. As a newly organized entity, the Fund has a limited operating history. The Fund’s principal office is located at
655 Broad Street, Newark, NJ 07102-4410 and its telephone number is (844) 753-6354 (toll-free).

PGIM Investments LLC (the “Manager” or “PGIM Investments”) serves as the investment manager to the Fund and has engaged Partners Group (USA) Inc. (“Partners Group”), PGIM, Inc. and PGIM Limited (PGIM, Inc. and PGIM Limited are
collectively referred to as the “PGIM Subadvisers”), to serve as subadvisers (Partners Group, together with the PGIM
Subadvisers, the “Subadvisers”) to provide day-to-day management of the Fund’s portfolio. See “The Fund.”

The Offering
The Fund’s Class I Shares and Class D Shares are being offered at an initial offering price of $25.00 per share.
Thereafter, the Common Shares are expected to be offered on a continuous basis at net asset value (“NAV”) per share.
Each class of Common Shares is subject to different fees and expenses.

The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their
Common Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund offers multiple classes of Common Shares in reliance on an exemptive order the Manager received from the
U.S. Securities and Exchange Commission (the “SEC”). For additional information regarding each class of Common
Shares please see “Summary of Fund Expenses” and “Plan of Distribution” in this prospectus. The Fund may offer additional classes of Common Shares in the future.

Bonus Share Issuance
The Manager and its affiliates may purchase additional Common Shares (“Bonus Shares”) on behalf of investors that invest during the initial [ ] months of the Fund’s public offering (the “Initial Offering Period”). There is no guarantee that the Manager and its affiliates will purchase Bonus Shares for investors. Any Common Shares purchased prior to the commencement of the Fund’s public offering will not be eligible to receive Bonus Shares.

Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common
Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common
Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common
Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects the first repurchase offer to occur no later than two calendar quarters after the effective date of the Fund’s registration statement. The
Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Investors should consider Common Shares of the Fund to be an illiquid investment. Thus, the Common
Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks — Repurchase Offers Risk.”

Who May Want to Invest
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common
Shares and should be viewed as a long-term investment. Before making your investment decision, you should
(i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Investment Objective	The Fund’s investment objective is to seek total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

Investment Strategies
The Fund seeks to achieve its investment objective by providing multi-asset exposure to primarily private markets investments, including, but not limited to, (i) private equity; (ii) infrastructure; (iii) private credit; and (iv) private real estate (collectively, “Private Markets Assets”). The Fund also expects to have exposure to public fixed income and equities and other liquid assets (defined below as “Liquid Markets Assets”) (together with the Private Markets Assets, the “Investment Exposures”). Subject to the Fund’s 80% policy (as described below), the Fund’s portfolio composition across sectors, asset classes, and implementation types is expected to vary over time and the Fund may not always have exposure to all private and public asset classes and strategies. Subject to the Manager's oversight, Partners Group, the
Manager and the PGIM Subadvisers (collectively, the “Asset Allocation Committee”), determine the allocation among the
Investment Exposures based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors.

The Fund may obtain exposure to private equity investments through (i) direct investments in the equity of non-public operating companies; (ii) secondary investments in private equity pooled investment vehicles (“Portfolio Funds”); and
(iii) to a lesser extent, primary investments in private equity Portfolio Funds.

The Fund may obtain exposure to private credit investments through (i) direct investments in privately originated debt across markets, sectors, and credit quality, including, but not limited to, middle market and large market direct lending, mezzanine debt, asset-backed finance; (ii) secondary investments in private credit Portfolio Funds; and (iii) to a lesser extent, primary investments in private credit Portfolio Funds.

The Fund may obtain exposure to private real estate and infrastructure investments through (i) direct investments in equity, debt and/or related structures of real estate investments; (ii) direct investments in equity, debt and/or related structures of infrastructure businesses; (iii) secondary investments in infrastructure-related Portfolio Funds; and (iv) to a lesser extent, primary investments in infrastructure-related Portfolio Funds.

Liquid Markets Assets include, but are not limited to, (i) public fixed income, including, but not limited to, money market instruments, government debt, investment grade and below-investment grade credit, securitized credit; (ii) public equities, including, but not limited to, common stocks, derivatives, pooled investment vehicles and other equity securities of issuers of any market capitalization in a diverse range of sectors and industries; and (iii) privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Fund will seek investments in assets globally, with a focus on North America, and in particular, the United States.
The Fund may also invest in other regions (primarily the United Kingdom, Europe, Australia and Latin America). However,
depending on market conditions and investment opportunities, the Fund has the ability to tilt towards other markets and such exposures are expected to vary over time.

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a
“Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any joint venture’s or
Subsidiary’s investments.

80% Investment Policy	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in private markets investments (the “80% policy”).

For purposes of the 80% policy, the term “private markets investments” refers to investments that are not traded on public exchanges, including, but not limited to, Private Markets Assets, privately placed debt securities and other yield-oriented investments (including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities), privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire private markets investments, in each case that the Fund reasonably expects to be called in the future, as qualifying private markets investments for purposes of its 80% policy. Equity or equity-related securities received in connection with a reorganization of an issuer or borrower that invests primarily in “private markets investments” will be counted towards the 80% policy.

The 80% policy is a non-fundamental policy and may be changed by the Fund without a shareholder vote, provided that the Fund provides at least sixty (60) days’ notice of such change in advance of a repurchase offer and such repurchase offer is not oversubscribed.

Investment Philosophy and Portfolio Construction
Subject to the Manager’s oversight, the Asset Allocation Committee determines the allocation among the Investment
Exposures, based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors. The Asset Allocation Committee, under the supervision of the Manager, uses a combination of Partners Group’s global relative value analysis and PGIM’s top-down economic analysis to set the
Fund’s overall asset allocation and portfolio design across the four Investment Exposures. Once the Fund’s top-down strategic asset allocations are determined, Partners Group and the PGIM Subadvisers will leverage the expertise of their in-house investment teams to lead the day-to-day security level investment decision process—neither Partners Group nor the PGIM Subadvisers consult one another with respect to the Fund’s day-to-day security level investment selection.

The Asset Allocation Committee expects to hold regular meetings to share market outlooks and insights, portfolio positioning, performance, risk and liquidity updates with the intention of ensuring that a consistent investment philosophy is deployed across the Fund and close coordination in managing Fund risk and liquidity.

Partners Group

Investment selection with respect to the Fund’s private equity and infrastructure investments will be guided by Partners
Group’s global relative value analysis, which takes into account changes in the market environment.

With respect to the Fund’s private equity and infrastructure investments, the principal elements of Partners Group’s investment strategy include (i) allocating the assets of the Fund across the broad private equity market, (ii) proprietary sourcing of investment opportunities, (iii) selecting the investments that are believed to offer superior relative value,
(iv) seeking to manage the Fund’s investment level and liquidity and (v) seeking to manage risk through ongoing monitoring of the portfolio.

The investment process begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term diversification across various dimensions of the global private equity and private infrastructure markets, such as: (i) direct, secondary and primary, private equity and infrastructure investments; (ii) buyout, venture capital, mezzanine, distressed investments and other special situations; and (iii) investments focused in North America, Europe,
Asia and/or emerging markets. The portfolio plan also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated. Partners Group’s investment committee is responsible for the Fund’s private equity and infrastructure portfolio plan and for final investment decisions.

The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private equity and private infrastructure markets. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, equity multiples,
IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private equity and private infrastructure markets are typically evaluated. Based on the outcome of this review, Partners Group will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

Partners Group’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of each of the private equity- and private infrastructure-focused portfolio plan. Due to the long-term nature of private equity and private infrastructure investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund Investments may deviate significantly from the general relative value views of Partners Group at a particular point in time.

In the final step of the investment process, Partners Group seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. Opportunities are typically sourced through a network of existing relationships with private equity and private infrastructure managers and investors across the globe and subsequently evaluated individually by Partners Group’s and its affiliates’ investment professionals using a structured selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from Partners Group’s and its affiliates’ existing private equity and private infrastructure portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private equity market.

PGIM

[Investment selection with respect to the Fund’s private credit, private real estate, and liquid investments will be managed by PGIM and guided by PGIM’s portfolio construction, relative value process and risk management framework.

With respect to the Fund’s private credit and private real estate investments, the goal is to capture attractive total return achieved through a combination of capital appreciation and current income while balancing the risk contribution from each strategy to their respective asset sleeve as well as to the overall Fund in order to minimize risk concentration. The
Fund’s liquid markets assets serve the primary objective of providing liquidity for the overall Fund. The underlying investments are intended to ensure that (1) capital inflows are invested in a timely manner in order to obtain market exposure and (2) sufficient cash proceeds are raised in the required timeline to allocate to attractive private asset opportunities or to meet Fund redemption needs.

The investment process for the PGIM-managed sleeves starts with a thoughtful portfolio construction design that combines a top-down risk budgeting approach to balance risk across flagship PGIM strategies and minimize risk concentration, and bottom-up asset-specific analysis led by the investment teams of the PGIM Subadvisers. Specific assets in scope include, but are not limited to, direct lending (lower-to-middle market and large cap market), mezzanine debt, credit secondaries, commercial real estate debt, asset-based finance, as well as core plus and value-add private real estate assets. The liquid markets assets will include public investment grade and non-investment grade fixed income, public large cap equity and privately placed debt securities and other yield-oriented investments. From a top-down perspective, PGIM seeks to utilize a core-satellite approach across these assets by combining larger allocations to core, lower-risk strategies that provide a stable source of income with higher risk assets to enhance overall portfolio return while balancing out the overall portfolio risk. From a bottom-up perspective, the PGIM
Subadvisers employ a disciplined credit and asset underwriting approach with a focus on identifying securities or investment assets with what PGIM Subadvisers believe are solid and/or improving fundamentals as well as what PGIM
Subadvisers believe are strong protective features. For its private and public credit investments, PGIM relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s credit-focused portfolio managers utilize this information in an attempt to minimize credit risk and/or to identify issuers, industries or sectors that they believe are undervalued and/or that offer potentially attractive yields relative to PGIM’s assessment of their credit characteristics. The asset underwriting process is further supported by the firm’s extensive credit and real estate industry knowledge and market presence with companies and financial sponsors. Both the private credit and real estate investment teams have on-the-ground specialists who are dedicated to opportunity creation, optimization and timely capital deployment.

While the portfolio construction establishes long-term allocations to each asset strategy, PGIM constantly evaluates the trends in the global economy, interest rates, credit fundamentals, demographic shifts to help determine and adjust actual capital deployment, as market conditions shift. Similarly, PGIM’s integrated public and private credit platform allows visibility to both public market issuances and private origination trends, which provides unique perspectives to help determine appropriate allocations between the public and private credit markets. Relative value views are discussed amongst PGIM’s strategy-specific investment teams on a regular basis, in which the multi-asset portfolio management team representing the Fund will also participate. Any relative-value decisions made regarding the underlying security or asset selection will influence overweight / underweight decisions to the respective strategies. As such, at any given time, the allocations to different private credit, private real estate and the liquid sleeve may differ from the long-term allocations set via the portfolio construction process. The Fund’s liquidity needs (e.g., Fund inflows and outflows) will also influence the allocations to the liquid markets investment sleeve. For instance during periods of more elevated volatility, PGIM may choose to rotate more into lower risk public fixed income assets for risk management purposes and to serve as “dry powder,” which PGIM can deploy in a timely manner should PGIM identify dislocations that serve as attractive entry points for new investment opportunities.]

Investment Manager
The Manager, an indirect wholly-owned subsidiary of Prudential and a registered investment adviser under the
Investment Advisers Act of 1940, as amended (the “Advisers Act”), is the Fund’s investment manager.

PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. As of December 31, 2025, PGIM Investments served as investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of December 31, 2025, PGIM Investments’ total assets under management were approximately $333.2 billion.

Subadvisers	Partners Group and the PGIM Subadvisers serve as the Fund’s investment subadvisers.

Partners Group is a wholly-owned subsidiary of Partners Group Holding AG. As of December 31, 2025, Partners Group and
its affiliates managed over $184 billion in assets. Partners Group is located at 1114 Avenue of the Americas, 37th Floor,
New York, NY 10036.

PGIM is the principal asset management business of Prudential Financial, Inc. (“Prudential”), which includes PGIM, Inc.
and its global subsidiaries and affiliates. As of December 31, 2025, PGIM managed approximately $1.47 trillion in assets. PGIM offers clients deep expertise across public and private asset classes, delivering a range of investment strategies and tailored solutions—including fixed income, equities, real estate and alternatives.

PGIM Real Estate is an investment group of PGIM, Inc. PGIM Real Estate, comprised of fund management centers in the
United States in Newark, New Jersey and Atlanta, Georgia, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin
America.

PGIM Credit is the public and private credit investment group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund. PGIM Credit provides fixed income investment advisory services to the Fund. PGIM Credit consists of two investment sub-groups, PGIM Fixed Income, a manager of public and private fixed income investments, and PGIM Private Credit (formerly, PGIM Private Capital) (“PPC”), a manager of private fixed income investments.

PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. Its address is 655 Broad
Street, Newark, New Jersey 07102. PGIM, Inc.’s predecessor companies began managing fixed income portfolios for affiliates in 1875 and for unaffiliated institutional clients in 1928.

PGIM Limited is an indirect wholly-owned subsidiary of PGIM, Inc. PGIM Limited is located at Grand Buildings, 1-3
Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.

See “Management and Advisory Arrangements.”
Investment Management Agreement	The Fund and the Manager have entered into a management agreement (the “Management Agreement”) pursuant to which the Manager is entitled to receive a management fee from the Fund, as described below.
The management fee (the “Management Fee”) will be payable at the end of each month at the annual rate of [ ]% of the average daily value of the Fund’s net assets.

The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to [ ]% of the
Fund’s Pre-Incentive Fee Net Investment Income Returns for the immediately preceding quarter. No incentive fee on
Pre-Incentive Fee Net Investment Income Returns will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return (the “Hurdle Rate”) over the trailing 12-month period, except that, during the 12 months following the Fund’s inception, the Hurdle Rate for the first, second and third calendar quarters shall be 1.25%, 2.50%
and 3.75% respectively.

“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly-owned Subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter, net of reimbursement (including the Management Fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include,

(i)in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash; and

(ii)with respect to the Fund’s real estate equity investments, the Fund’s share of operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

“Total Return” for any 12-month period shall equal the percentage rate of return on the value of the Fund’s net assets from: (i) all distributions accrued or paid (without duplication) on the Common Shares since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of Common Shares since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Shares, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

See “Management and Advisory Arrangements—The Manager.”
Investment Subadvisory Agreement
The Manager has entered into subadvisory agreements (the “Subadvisory Agreements”) with each of the Subadvisers, which provides that the Subadvisers will furnish investment advisory services in connection with the management of the
Fund. Under the Subadvisory Agreements, the Subadvisers, subject to the supervision of the Manager, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies.
The Manager continues to have responsibility for all investment advisory services pursuant to the Management
Agreement and supervises the Subadvisers’ performance of such services.

Subadvisory fees are paid by the Manager out of the Management Fee and Incentive Fee that it receives from the Fund.

Because the PGIM Subadvisers are affiliates, the Manager may from time to time share certain of its profits with or allocate other resources to the PGIM Subadvisers. Any such payments by the Manager to the PGIM Subadvisers will be from the Manager’s own resources.

Fees of Portfolio Funds
An investor in the Fund will indirectly bear asset-based fees and performance-based fees or allocations charged by investments in Portfolio Funds managed by third-party managers (“Portfolio Fund Managers”). Such fees and performance-based compensation are in addition to the fees that are charged by the Manager and allocated to the Fund.
Generally, fees payable to Portfolio Funds will range from 1% to 2.5% (annualized) of the average NAV of the Fund’s investments. In addition, certain Portfolio Funds charge an incentive allocation or fee generally ranging from 10% to
20% of a private equity investment’s net profits, although it is possible that such ranges may be exceeded for certain
Portfolio Funds. An investor in the Fund bears a proportionate share of the expenses of the Fund.

Leverage
The Fund may seek to enhance the level of its current distributions to its common shareholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may use entity level debt (i.e., non-mortgage debt at the Fund level). The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions, and other forms of borrowing (collectively, “Borrowings”), which
Borrowings are limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by
Investment Company Act leverage) immediately after such Borrowings. The Portfolio Funds and other Private Markets
Assets in which the Fund invests may also utilize leverage in their investment activities but are generally not subject to the same asset coverage requirements as the Fund. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Private Markets Assets and, as a result, the volatility of the value of Common Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Private Markets
Assets may increase the volatility of their values and of the value of the Common Shares. The Fund also expects that its private real estate (or certain of its) investments will utilize property level debt financing (mortgages on the Fund’s or its operating entities’ properties that are generally not recourse to the Fund or its operating entities except in extremely limited circumstances). Property level debt will be incurred by wholly-owned or joint venture operating entities utilized by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property, and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its Subsidiaries.

In addition, the Fund may use investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which may not be subject to the foregoing 33 1∕3%
limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets
(less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance.

Borrowings and any shares of preferred shares of the Fund have seniority over Common Shares. Any Borrowings and preferred shares leverage investments in Common Shares. Holders of Common Shares bear the costs associated with any Borrowings, and holders of Common Shares bear the offering costs of the preferred shares issuances. The Board may authorize the use of leverage through Borrowings and preferred shares without the approval of the holders of Common
Shares.

Distributions
The Fund expects to declare and pay regular monthly distributions. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. See “Distributions.”

Cash distributions to holders of the Common Shares, net of any applicable withholding tax, will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Common Shares of the same class of Common Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of
Common Shares being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

Expenses and Reimbursement
The Fund will pay any third-party expenses incurred by the Fund or on its behalf, unless such expenses are waived and/or reimbursed pursuant to the Expense Limitation and Reimbursement Agreement. To the extent the Manager and/or its affiliates pay such costs on behalf of the Fund, the Fund will reimburse them. Such Fund expenses will include, but are not limited to, costs related to valuation, audit, reporting, regulatory, administration, compliance, directors and financing as well as legal services.

Pursuant to an Expense Limitation and Reimbursement Agreement, through July 7, 2029 (the “ELRA Period”), the
Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified
Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets
(annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets
(annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified
Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Servicing Fee,
(iv) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) any expenses related to investments in real property, debt and real-estate related securities, (viii) expenses related to the issuance of preferred stock, (ix) acquired fund fees and expenses and (x) extraordinary expenses (as determined in the sole discretion of the Manager).

For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”
Custodian and Transfer Agent
[__] serves as the Fund’s custodian (the “Custodian”). [ ] serves as the Fund’s transfer agent (the “Transfer Agent”).
[__] serves as sub-transfer agent to the Fund. See “Custodian and Transfer Agent.”

Distributor
[ ] (“[ ]” or the “Distributor”) is the principal underwriter and distributor of the Fund’s Class I Shares and Class D Shares and serves in that capacity on a “best efforts” basis, subject to various conditions. Other broker-dealers (“Selling
Agents”) may be appointed by the Distributor to assist in the sale of the Common Shares on a “best efforts” basis. See
“Plan of Distribution.”

Sales Load
Class D Shares are subject to a sales load of up to [ ]% of the total offering price (including sales load). The Fund’s
Class D Share sales load schedule is modified so that investors who purchase $250,000 or more of Class D Shares (or otherwise qualify through utilization of the Rights of Accumulation, Letter of Intent or 90-Day Repurchase Privilege) will not be subject to a sales load. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class D Shares purchased by their customers. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common
Shares.

Class I Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions to their Selling Agents on purchases and sales of such shares.
Distribution and Servicing Plan
The Fund has adopted a Distribution and Servicing Plan for its Class D Shares to pay to the Distributor a Distribution
and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Class D Shares and activities related to administration and servicing of Class D accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). Under the Distribution and Servicing Plan, Class D Shares of the Fund pay distribution and other fees to the
Distributor as compensation for its services, which the Distributor generally pays (or “reallows”) to Selling Agents. These
Distribution and Servicing Fees — known as 12b-1 fees — are set forth in the “Summary of Fund Expenses” table and are described in greater detail below.

Under the Distribution and Servicing Plan, Class D Shares pay a Distribution and Servicing Fee to the Distributor at an
annual rate of [ ]% based on the aggregate net assets of the Fund. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its shareholder accounts then the
Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The
Distribution and Servicing Fee is paid out of Class D Shares’ assets and decreases the net profits or increases the net losses of the Fund solely with respect to the class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges, if applicable. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.
Unlisted Closed-End Fund Structure; Limited Liquidity
The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common
Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and will conduct periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider
Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Periodic Repurchase
Offers” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the
Fund.

Minimum Investment; Share Class Availability
Generally, the minimum initial investment is $[ ] for Class D Shares. The minimum subsequent investment is $[ ] for
Class D Shares, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for Class D Shares can be modified or waived in the sole discretion of the Fund or the
Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion. See “Plan of Distribution—Minimum Investment and Share Class Availability.”

Class D Shares are available to the general public through Selling Agents and other financial intermediaries.

Class I Shares are generally available to various institutional investors, as well as participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class I
Shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class I
Shares of the Fund, or whose programs are available through financial intermediaries that offer Class I Shares of the
Fund, for (1) mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’
accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; (2) mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or (3) fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class I Shares through such programs and that have agreements with [ ] to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. Class I Shares also can be purchased by any of the following: (1) certain participants in the MEDLEY Program
(group variable annuity contracts) sponsored by Prudential for whom Class I Shares of the PGIM Funds are an available option; (2) current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM
Investments or any other affiliate of Prudential; (3) current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund; (4) Prudential
(including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
(5) PGIM Funds, including PGIM funds-of-funds; (6) qualified state tuition programs (529 plans); and (7) investors working with fee-based consultants for investment selection and allocations. See “Plan of Distribution—Minimum
Investment and Share Class Availability” for additional information.

Summary of Risks
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on his or her investment or that a shareholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the
Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

Investors should consider carefully the following principal risks before investing in the Fund:

Private Credit Risk. Private credit investments may include less liquid or illiquid private credit investments, generally involving corporate borrowers or asset-based collateral, that are believed to present the potential for higher yield versus some of the more liquid portions of the Fund’s portfolio. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out sized impact on the performance of the Fund.
See “Risks—Illiquid Investment Risk.”

Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. See “Risks—Loans Risk and
Risks—Loan Origination Risk.”

Private Equity Risk. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private companies tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. We may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of our interests in a private equity investment without consent of the issuer of the securities, which consent may be withheld. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by the Fund, private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of private companies, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Subadvisers’
application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.

Real Estate Investment Risk. The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:
■local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;
■lack of liquidity inherent in the nature of the asset;

■reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;
■ability and cost to replace a tenant/operator/manager upon default;
■property management decisions;
■property location and conditions;
■property operating costs, including insurance premiums, real estate taxes and maintenance costs;
■competition from comparable properties;
■the occupancy rate of, and the rental rates charged at, the properties;
■leasing market activity;
■the ability to collect on a timely basis all rent;
■the effects of any bankruptcies or insolvencies;
■changes in interest rates and in the availability, cost and terms of mortgage financing;
■changes in governmental rules, regulations and fiscal policies;
■cost of compliance with applicable federal, state, and local laws and regulations;
■acts of nature, including earthquakes, hurricanes and other natural disasters;
■climate change and regulations intended to control its impact;
■the potential for uninsured or underinsured property losses; and
■other factors beyond the Fund’s control.

Illiquid Investment Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule
23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Portfolio Funds Investments Risks. Because the Fund invests in Portfolio Funds, investments in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. Most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund
Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, most Portfolio Funds are generally non-diversified and generally hold illiquid securities. See “Risks— Portfolio Funds Investments Risks.”

Regulatory Risk. The regulatory environment for Portfolio Funds continues to evolve, and changes in the regulation of
Portfolio Funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of
Portfolio Funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s, the Manager’s and/or the Subadvisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund, the
Manager’s and/or the Subadvisers’ business. There can be no assurances that the Fund, the Manager or the Subadvisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

New Fund Risk. The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. The Fund commenced investment operations on March 6, 2026. It may take up to a year for the
Fund’s investments to fully reflect its intended investment strategy. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

General, Market and Economic Risk. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the
U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention.

Repurchase Offers Risk. Repurchase offers and the need to fund repurchase obligations may affect the ability of the
Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of
Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their
Common Shares by increasing the Fund’s expenses and reducing any net investment income.In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their shares, before prorating other amounts tendered. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares is generally a taxable event to shareholders.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and expects to conduct periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The
Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadvisers, and the Fund’s independent valuation advisor (the “Independent
Valuation Advisor”) with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the
Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated. See “Net Asset Value.”

Infrastructure Investments Risks. Infrastructure assets and other investments with similar characteristics will be subject to the risks incidental to the ownership, construction and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, the ability of the Manager and the
Subadvisers to manage the investment, technical problems, financial failures of operating or construction, sub-contractors, government regulations, and fluctuations in interest rates. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the investment. In particular, because of the long lead-time between the inception of a project and its completion, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, regulatory or other conditions prior to its completion, become an economically unattractive investment. With respect to investments in the form of real property (if any), the Fund will incur the burdens of ownership of real property, which include the paying of expenses and ad valorem and other real property taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Loans Risk. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans
(whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’
credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in
non-U.S. issuers are applicable.

Loan Origination Risk. The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action. Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. A Subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal.
In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

■Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

■Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies.

■Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

■Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

■Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders.

■Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

■Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the
Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

■Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference
(or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

■Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a debt instrument, the more sensitive it is to credit risk.

■Refinancing Risk. Refinancing risk is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity with the proceeds of additional debt issuances.
During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing creditors, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Failure to Qualify as a Regulated Investment Company. The Fund may not qualify for the intended tax treatment. The
Fund has or will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the
“Code”) commencing with the taxable year ending September 30, 2027. During any period that it qualifies as a RIC, the
Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to
Shareholders. To qualify and remain qualified as a RIC, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining the Fund’s compliance with the aforementioned ongoing requirements. If the Fund fails to qualify as a RIC, it will become subject to corporate-level U.S. federal income tax on all of its net income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to
Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments require the
Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding
Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund may, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders could receive larger capital gain distributions than they would in the absence of such transactions.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.
The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Distressed / Defaulted Securities Risk. The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws.
As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed.
Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Subadvisers believe it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.

Subprime Risk. Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy.
Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve.
Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation may have an adverse impact on the Fund’s returns.

Derivatives Risk. The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

■Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

■Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

■Leverage Risk. The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. See “Leverage” in the prospectus and “Investment Policies and Techniques – Reverse Repurchase Agreements and Dollar Rolls” in
the Statement of Additional Information for more information.

■Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

■Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

■Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

■Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer
Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other
non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements. Implementation of the margining and other provisions of the
Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

■Credit Default Swaps Risk. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk. Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the
Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund.
Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Shares dividends, but also creates special risks and considerations for the common shareholders, including:

■the likelihood of greater volatility of NAV and dividend rate of Common Shares than a comparable fund without leverage;

■the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

■magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

■the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and
■leverage may increase expenses (which will be borne entirely by the common shareholders), which may reduce the Fund’s NAV and the total return to common shareholders.

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the
Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the
Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Additionally, other existing or future funds, investment vehicles and accounts managed by Partners Group and its affiliates invest in securities, properties and other assets in which the Fund may seek to invest. Partners Group’s investments will be made in accordance with Partners Group’s rules-based allocation directive in effect from time to time (the “Allocation Directive”). In accordance with the Allocation Directive, the Fund is categorized as a “Priority
Program.” In accordance with the Allocation Directive, investments are allocated to Priority Programs based on their respective demand for investment opportunities. The total demand is typically determined based on the typical investment size of each Priority Program, taking into account, among other factors, idiosyncratic risks of the investment opportunity, portfolio liquidity considerations, the expected holding period of the asset, tax and/or legal consequences and a general risk return assessment with respect to the investment opportunity.

The Fund’s investment performance is impacted by how its assets are allocated and reallocated between the Investment
Exposures. A principal risk of investing in the Fund is that the Asset Allocation Committee may make [allocations that do not perform as anticipated]. The Asset Allocation Committee attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

See “Management and Advisory Arrangements” in the Prospectus and “Conflicts of Interest” in the SAI.

Affiliated Transactions Risk. The Fund is prohibited under the Investment Company Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent members of the
Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the Investment Company Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Manager between the Fund’s interests and the interests of such affiliate, in that the ability of the Manager to recommend actions in the Fund’s best interest may be limited. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Manager or a Subadviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund, the Manager and the Subadvisers have received exemptive relief from the SEC that allows the Fund to engage in certain co-investment transactions originated by the Manager, the Subadvisers or their affiliates, subject to certain terms and conditions (the “Orders”). Pursuant to such Orders, the Fund generally is permitted to co-invest with the
Manager, the Subadvisers and their affiliates if such co-investments are completed on the same terms and at the same time, as further detailed in the Orders. In addition, the Manager, the Subadvisers and their affiliates must adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund and (ii) the Manager or affiliate negotiating the co-investment transaction considers the interest in the transaction of the Fund if participating in such transactions.

Non-U.S. Investment Risk. The Fund may invest in non-U.S. investments, which may include investments denominated in
U.S. dollars or in non-U.S. currencies, to the extent permitted by the Investment Company Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United
States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk. Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the
U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.
No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the
U.S. Government.

Privately Issued Mortgage-Related Securities Risk. There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Confidential Information Access Risk. In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures,
PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such
Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the
Securities Act, or relevant provisions of applicable non-U.S. law, including Rule 144A securities, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risks—Liquidity Risk.” Therefore, the Fund may
be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risks—Valuation Risk.”

SUMMARY OF FUND EXPENSES
The purpose of the following table is to help you understand all fees and expenses common shareholders would bear directly or indirectly.
This table illustrates the fees and expenses of the Fund that you will incur if you buy and hold Common Shares. Because the Fund has a limited operating history, many of these expenses are estimates.
	Class I Shares	Class D Shares
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price)(1)	None	[ ]%
Redemption Fee (on shares purchased and held for less than twelve months) (as a percentage of amount redeemed, if applicable)(2)	[ ]%	[ ]%
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management Fee(3)	[ ]%	[ ]%
Incentive Fee(4)	[ ]%	[ ]%
Distribution and Servicing Fee(5)	None	[ ]%
Interest Payments on Borrowed Funds(6)	[ ]%	[ ]%
Other Expenses(7)	[ ]%	[ ]%
Acquired Fund Fees and Expenses(8)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fees Waived and/or Expenses Reimbursed(9)	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%	[ ]%
(1)
The Distributor is the principal underwriter and distributor of the Common Shares and serves in that capacity on a “best efforts” basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to Class D Shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class D Shares are subject to an initial sales load of up to [ ]% of the total offering price (including sales load). Class I Shares are not subject to an initial sales load; however, investors could be required to pay brokerage commissions on purchases and sales of such shares to their Selling Agents. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common Shares. See “Prospectus Summary—Sales Load.”
(2)
A [ ]% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first out” basis). An early repurchase fee payable by a shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any shareholder.
(3)
Pursuant to an investment management agreement, the Manager receives a Management Fee, payable monthly in arrears by the Fund, at an annual rate equal to [ ]% of the average daily value of the Fund’s net assets.
(4)
Pursuant to an investment management agreement, the Manager receives an Incentive Fee, payable quarterly in arrears in an amount equal to [ ]% of the Fund’s Pre-Incentive Fee Net Investment Income Returns for the immediately preceding quarter. No incentive fee on Pre-Incentive Fee Net Investment Income Returns will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return (the “Hurdle Rate”) over the trailing 12-month period, except that, during the 12 months following the Fund’s inception, the Hurdle Rate for the first, second and third calendar quarters shall be 1.25%, 2.50% and 3.75% respectively.
(5)
The Fund pays the Distributor a Distribution and Servicing Fee pursuant to its Distribution and Servicing Plan that is payable monthly and accrued daily at an annualized rate of [ ]% of the net assets of the Fund attributable to Class D Shares. The Distribution and Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts, as well as for the sale and marketing of the Class D Shares, and to reimburse the Distributor for related expenses incurred. The Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under Financial Industry Regulatory Authority (“FINRA”) rules. The Distributor generally will pay (or “reallow”) all or a portion of the Distribution and Servicing Fee to the Selling Agents that sell Class D Shares. The Distribution and Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.
(6)
[The table assumes the Fund (including by the Fund’s consolidated subsidiaries) does not use entity-level leverage during its first year following the effectiveness of its registration statement. To the extent the Fund does use such leverage, the Fund would bear interest and other costs associated with leverage. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the table, but would be reflected in the Fund’s performance results. In addition, the Fund expects that its unconsolidated operating entities will use borrowings, the costs of which will be indirectly borne by the Shareholders.]
(7)
“Other Expenses” are estimated based on average Fund net assets of approximately $200 million and anticipated expenses for the current fiscal year. “Other Expenses” include professional fees and other expenses, including, without limitation, filing fees, printing fees, administration fees, custody fees, trustee fees, insurance costs, and class-specific transfer agency fees.
(8)
“Acquired Fund Fees and Expenses” are estimated for the Fund’s current fiscal year.
(9)
Pursuant to an Expense Limitation and Reimbursement Agreement, through July 7, 2029 (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Servicing Fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) any expenses related to investments in real property, debt and real-estate related securities, (viii) expenses related to the issuance of preferred stock, (ix) acquired fund fees and expenses and (x) extraordinary expenses (as determined in the sole discretion of the Manager).
Class I Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares and assuming (i) total annual expenses of net assets attributable to the Class I Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at net asset value and (iv) application of the Expense Limitation and Reimbursement Agreement through the ELRA Period:
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
Class D Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Class D Shares and assuming (i) total annual expenses of net assets attributable to the Class D Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at net asset value and (iv) application of the Expense Limitation and Reimbursement Agreement through the ELRA Period:
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
The Fund is newly organized and its Common Shares have not previously been publicly offered. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund continuously offers its Common Shares and is operated as an “interval fund.” The Fund currently offers two classes of Common Shares: Class I Shares and Class D Shares. On [ ], 2026, the Fund registered as a closed-end management investment company under the Investment Company Act. The Fund commenced operations on March 6, 2026. Prior to the commencement of the Fund’s public offering, the Fund has been owned by the Manager and its affiliates, Partners Group and its affiliates and “accredited investors” as defined in Regulation D under the Securities Act. The Fund is a recently organized entity with limited history upon which to evaluate the Fund’s likely performance and the Fund’s performance prior to its registration under the Investment Company Act may have differed had the Fund been so registered. The Fund was organized as a Delaware statutory trust on November 18, 2025, pursuant to the Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by the laws of the State of Delaware. The Fund’s principal office is located at 655 Broad Street, Newark, NJ 07102-4410 and its telephone number is (844) 753-6354 (toll-free).
The business operations of the Fund are managed and supervised under the direction of the Board, subject to the Investment Company Act, the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of four trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Trustees”). The Board has overall responsibility for the management and supervision of the business operations of the Fund.
Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas open-end management investment companies issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end management investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Although the common shares of closed-end management investment companies are often listed on a securities exchange, the Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future.
PGIM Investments serves as the investment manager to the Fund and has engaged the Subadvisers to provide day-to-day management of the Fund’s portfolio.
The Fund’s investment objective and policies are non-fundamental and may be changed without shareholder approval. The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PGIM Investments or the Subadvisers with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law and the Fund’s Agreement and Declaration of Trust, the shareholders of the Fund. See “Description of Shares” and “Certain Provisions in the Declaration of Trust.”
The Manager and its affiliates may purchase additional Common Shares (“Bonus Shares”) on behalf of investors that invest during the initial [ ] months of the Fund’s public offering (the “Initial Offering Period”). There is no guarantee that the Manager and its affiliates will purchase Bonus Shares for investors. Any Common Shares purchased prior to the commencement of the Fund’s public offering will not be eligible to receive Bonus Shares.
USE OF PROCEEDS
The Fund will invest the net proceeds from the sale of its Common Shares in accordance with the Fund’s investment objective and policies as stated below. The Fund generally expects to invest the proceeds from the offering as soon as practicable; which under normal circumstances is expected to be within three months from receipt thereof, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions. However, in certain limited circumstances, such as in the case of unusually large cash inflows or the initial ramp-up of the Fund’s portfolio, the Fund may take up to six months or longer to fully invest the proceeds from the offering and may deviate from its investment objective and policies, including, subject to applicable law, its 80% policy. Proceeds from the offering will be held by the Fund’s custodian and available to fund investments. No arrangements have been made to place such proceeds in an escrow, trust or similar account. Pending investment pursuant to the Fund’s investment objective and policies, the net proceeds of the offering may be invested in permitted temporary investments, including, without limitation, U.S. Government securities, exchange-traded funds (“ETFs”), money market and fixed income instruments or money market mutual funds, high grade, short-term securities, index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while the Subadvisers select specific investments. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund’s investment objective is to seek total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.
Investment Strategies
The Fund seeks to achieve its investment objective by providing multi-asset exposure to primarily private markets investments, including, but not limited to, (i) private equity; (ii) infrastructure; (iii) private credit; and (iv) private real estate (collectively, “Private Markets Assets”). The Fund also expects to have exposure to public fixed income and equities and other liquid assets (defined below as “Liquid Markets Assets”) (together with the Private Markets Assets, the “Investment Exposures”). Subject to the Fund’s 80% policy (as described below), the Fund’s portfolio composition across sectors, asset classes, and implementation types is expected to vary over time and the Fund may not always have exposure to all private and public asset classes and strategies. Subject to the Manager’s oversight, the Asset Allocation Committee determines the allocation among the Investment Exposures based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors.
The Fund may obtain exposure to private equity investments through (i) direct investments in the equity of non-public operating companies; (ii) secondary investments in private equity Portfolio Funds; and (iii) to a lesser extent, primary investments in private equity Portfolio Funds.
The Fund may obtain exposure to private credit investments through (i) direct investments in privately originated debt across markets, sectors, and credit quality, including, but not limited to, middle market and large market direct lending, mezzanine debt, asset-backed finance; (ii) secondary investments in private credit Portfolio Funds; and (iii) to a lesser extent, primary investments in private credit Portfolio Funds.
The Fund may obtain exposure to private real estate and infrastructure investments through (i) direct investments in equity, debt and/or related structures of real estate investments; (ii) direct investments in equity, debt and/or related structures of infrastructure businesses; (iii) secondary investments in infrastructure-related Portfolio Funds; and (iv) to a lesser extent, primary investments in infrastructure-related Portfolio Funds.
Liquid Markets Assets include, but are not limited to, (i) public fixed income, including, but not limited to, money market instruments, government debt, investment grade and below-investment grade credit, securitized credit; (ii) public equities, including, but not limited to, common stocks, derivatives, pooled investment vehicles and other equity securities of issuers of any market capitalization in a diverse range of sectors and industries; and (iii) privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act.
The Fund will seek investments in assets globally, with a focus on North America, and in particular, the United States. The Fund may also invest in other regions (primarily the United Kingdom, Europe, Australia and Latin America). However, depending on market conditions and investment opportunities, the Fund has the ability to tilt towards other markets and such exposures are expected to vary over time.
The Fund may make investments directly or indirectly through one or more Subsidiaries. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any joint venture’s or Subsidiary’s investments.
80% Investment Policy
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in private markets investments (as defined above, the “80% policy”).
For purposes of the 80% policy, the term “private markets investments” refers to investments that are not traded on public exchanges, including, but not limited to, Private Markets Assets, privately placed debt securities and other yield-oriented investments (including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities), privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire private markets investments, in each case that the Fund reasonably expects to be called in the future, as qualifying private markets investments for purposes of its 80% policy. Equity or equity-related securities received in connection with a reorganization of an issuer or borrower that invests primarily in “private markets investments” will be counted towards the 80% policy.
The 80% policy is a non-fundamental policy and may be changed by the Fund without a shareholder vote, provided that the Fund provides at least sixty (60) days’ notice of such change in advance of a repurchase offer and such repurchase offer is not oversubscribed.
Investment Philosophy and Portfolio Construction
Subject to the Manager’s oversight, the Asset Allocation Committee determines the allocation among the Investment Exposures, based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors.The Asset Allocation Committee, under the supervision of the Manager, uses a combination of Partners Group’s global relative value analysis and PGIM’s top-down economic analysis to set the Fund’s overall asset allocation and portfolio design across the four Investment Exposures. Once the Fund’s top-down strategic asset allocations are determined, Partners Group and the PGIM Subadvisers will leverage the expertise of their in-house investment teams to lead the day-to-day security level investment decision process—neither Partners Group nor PGIM Investments or the PGIM Subadvisers consult one another with respect to the Fund’s day-to-day security level investment selection.
The Asset Allocation Committee expects to hold regular meetings to share market outlooks and insights, portfolio positioning, performance, risk and liquidity updates with the intention of ensuring that a consistent investment philosophy is deployed across the Fund and close coordination in managing Fund risk and liquidity.
Partners Group
Investment selection with respect to the Fund’s private equity and infrastructure investments will be guided by the Partners Group’s global relative value analysis, which takes into account changes in the market environment.
With respect to the Fund’s private equity and infrastructure investments, the principal elements of Partners Group’s investment strategy include (i) allocating the assets of the Fund across the broad private equity market, (ii) proprietary sourcing of investment opportunities, (iii) selecting the investments that are believed to offer superior relative value, (iv) seeking to manage the Fund’s investment level and liquidity and (v) seeking to manage risk through ongoing monitoring of the portfolio.
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Asset Allocation. Just as in public equity markets, asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Fund’s portfolio plan will seek to benefit from long-term diversification of investments through exposure to different geographic markets, investment types, and vintage years.
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Access. In many segments of the private equity market, it is not enough to identify promising investments - access is also required. The Fund will seek to provide Shareholders with access to investments that may be unavailable to the investing public due to resource requirements, regulatory restrictions, and high investment minimums.
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Relative Value Analysis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall private equity market. Based on its ongoing review of developments in the private equity industry, Partners Group will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities.
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Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. Partners Group seeks to maintain close contact with the Fund’s portfolio companies, and to monitor the performance of individual investments by tracking operating information and other pertinent details.
The investment process begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term diversification across various dimensions of the global private equity and private infrastructure markets, such as: (i) direct, secondary and primary private equity and infrastructure investments; (ii) buyout, venture capital, mezzanine, distressed investments and other special situations; and (iii) investments focused in North America, Europe, Asia and/or emerging markets. The portfolio plan also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated. Partners Group’s investment committee is responsible for the Fund’s private equity and infrastructure portfolio plan and for final investment decisions.
The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private equity and private infrastructure markets. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, equity multiples, IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private equity and private infrastructure markets are typically evaluated. Based on the outcome of this review, Partners Group will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

Partners Group’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of each of the private equity- and private infrastructure-focused portfolio plan. Due to the long-term nature of private equity and private infrastructure investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund Investments may deviate significantly from the general relative value views of Partners Group at a particular point in time.
In the final step of the investment process, Partners Group seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. Opportunities are typically sourced through a network of existing relationships with private equity and private infrastructure managers and investors across the globe and subsequently evaluated individually by Partners Group’s and its affiliates’ investment professionals using a structured selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from Partners Group’s and its affiliates’ existing private equity and private infrastructure portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private equity market.
PGIM
[Investment selection with respect to the Fund’s private credit, private real estate, and liquid investments will be managed by PGIM and guided by PGIM’s portfolio construction, relative value process and risk management framework.
With respect to the Fund’s private credit and private real estate investments, the goal is to capture attractive total return achieved through a combination of capital appreciation and current income while balancing the risk contribution from each strategy to their respective asset sleeve as well as to the overall Fund in order to minimize risk concentration. The Fund’s liquid markets assets serve the primary objective of providing liquidity for the overall Fund. The underlying investments are intended to ensure that (1) capital inflows are invested in a timely manner in order to obtain market exposure and (2) sufficient cash proceeds are raised in the required timeline to allocate to attractive private asset opportunities or to meet Fund redemption needs.
The investment process for the PGIM-managed sleeves starts with a thoughtful portfolio construction design that combines a top-down risk budgeting approach to balance risk across flagship PGIM strategies and minimize risk concentration, and bottom-up asset-specific analysis led by the investment teams of the PGIM Subadvisers. Specific assets in scope include, but are not limited to, direct lending (lower-to-middle market and large cap market), mezzanine debt, credit secondaries, commercial real estate debt, asset-based finance, as well as core plus and value-add private real estate assets. The liquid markets assets will include public investment grade and non-investment grade fixed income, public large cap equity and privately placed debt securities and other yield-oriented investments. From a top-down perspective, PGIM seeks to utilize a core-satellite approach across these assets by combining larger allocations to core, lower-risk strategies that provide a stable source of income with higher risk assets to enhance overall portfolio return while balancing out the overall portfolio risk. From a bottom-up perspective, the PGIM Subadvisers employ a disciplined credit and asset underwriting approach with a focus on identifying securities or investment assets with what PGIM Subadvisers believe are solid and/or improving fundamentals as well as what PGIM Subadvisers believe are strong protective features. For its private and public credit investments, PGIM relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s credit-focused portfolio managers utilize this information in an attempt to minimize credit risk and/or to identify issuers, industries or sectors that they believe are undervalued and/or that offer potentially attractive yields relative to PGIM’s assessment of their credit characteristics. The asset underwriting process is further supported by the firm’s extensive credit and real estate industry knowledge and market presence with companies and financial sponsors. Both the private credit and real estate investment teams have on-the-ground specialists who are dedicated to opportunity creation, optimization and timely capital deployment.
While the portfolio construction establishes long-term allocations to each asset strategy, PGIM constantly evaluates the trends in the global economy, interest rates, credit fundamentals, demographic shifts to help determine and adjust actual capital deployment, as market conditions shift. Similarly, PGIM’s integrated public and private credit platform allows visibility to both public market issuances and private origination trends, which provides unique perspectives to help determine appropriate allocations between the public and private credit markets. Relative value views are discussed amongst PGIM’s strategy-specific investment teams on a regular basis, in which the multi-asset portfolio management team representing the Fund will also participate. Any relative-value decisions made regarding the underlying security or asset selection will influence overweight / underweight decisions to the respective strategies. As such, at any given time, the allocations to different private credit, private real estate and the liquid sleeve may differ from the long-term allocations set via the portfolio construction process. The Fund’s liquidity needs (e.g., Fund inflows and outflows) will also influence the allocations to the liquid markets investment sleeve. For instance during periods of more elevated volatility, PGIM may choose to rotate more into lower risk public fixed income assets for risk management purposes and to serve as “dry powder,” which PGIM can deploy in a timely manner should PGIM identify dislocations that serve as attractive entry points for new investment opportunities.

The Asset Allocation Committee expects to hold regular meetings (quarterly deep dives, monthly updates, weekly or daily touch points during periods of elevated Fund activity or market volatility) to share market outlooks and insights, portfolio positioning, performance, risk and liquidity updates. This seeks to ensure that a consistent investment philosophy is deployed across the Fund and close coordination in managing Fund risk and liquidity.]
Leverage
The Fund currently expects to utilize leverage through reverse repurchase agreements and may also obtain leverage through credit default swaps, dollar rolls and borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions. The Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund utilizes reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PGIM’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The net proceeds the Fund obtains from reverse repurchase agreements, credit default swaps, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.
Derivatives
Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund and Subadvisers may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions, such as Rule 18f-4 under the Investment Company Act, described below. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board. The Fund will rely on a separate exemption in Rule 18f- 4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. In addition, the use of certain derivatives could cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary U.S. federal income tax rates).
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
Options on Securities and Financial Indices. The Fund may purchase and sell put and call options on securities, and financial indices traded on U.S. or non-U.S. securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium.
Temporary Strategies
At times the Subadvisers may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. During temporary periods or in order to keep the Fund’s cash fully invested until the net proceeds of this offering of Common Shares can be invested in accordance with the Fund’s primary investment strategies, the Fund may deviate from its investment policies and objectives. At such times the Subadvisers may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objective.
In implementing these temporary strategies, the Fund may invest all or a portion of its assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents that the Manager considers consistent with this strategy.
It is impossible to predict when, or for how long, the Fund will use these temporary strategies. There can be no assurance that such strategies will be successful.
Principal Strategies
The following provides information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and non-principal investment techniques that may be used by the Fund is provided under “Investment Policies and Techniques” in the Statement of Additional Information.
Private Equity
Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.
The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made, and the vintage year.
Investments in private equity have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments, and other institutional investors to dedicate several percentage points of their overall portfolios to private equity.

Private Infrastructure
The Fund may invest directly or indirectly in securities issued by infrastructure businesses, infrastructure-related Portfolio Funds and/or infrastructure private equity investments (“Infrastructure Assets”). Infrastructure Assets may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities. Securities, instruments and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries.
Private equity and private infrastructure investment types
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Direct investments. Direct investments generally involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct debt investments typically represent financing for buyout or growth investments, and may have various features and covenants designed to protect the lender’s interests.

In contrast to private equity fund investments (which require a commitment to a largely unknown portfolio), direct investments involve specific situations and particular companies. Accordingly, this style of investing offers the greatest degree of transparency and control in portfolio construction and most directly reflects the investor’s sourcing, underwriting, negotiation, and structuring skills. In addition, investing directly is generally the most cost-effective way to make private equity investments, by avoiding the fees and expenses generally associated with investing indirectly through underlying private equity funds.
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Secondary investments. Secondary investments (secondaries) are interests in existing private equity or private infrastructure funds that are acquired in privately negotiated transactions, typically after the end of the private equity or infrastructure fund’s fundraising period. Secondary investments play an important role in a diversified private equity and infrastructure portfolio. Because secondaries allow investors to avoid some of the fees charged by underlying fund managers, secondaries may exhibit little or none of the “J-curve” characteristics associated with primary investments. In addition, secondaries typically provide earlier distributions than primaries and may provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants.
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Primary investments. Primary investments (primaries) are interests or investments in newly established private equity or private infrastructure funds. Most private equity and private infrastructure groups raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading firms are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the fund are usually unknown at the time of commitment and primary investors typically have little or no ability to influence the investments made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential for investment success.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions.
Private Credit
Private credit is a common term for loans or other debt instruments typically originated or negotiated by non-bank lenders in private markets. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, unsecured debt, structurally subordinated instruments and asset-based finance securities. First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is secured but subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are secured loans that combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. Additionally, the Fund may also invest in distressed debt (non-control and distressed for control), turnarounds and non-performing loans that may be classified as special situations. Distressed debt and turnarounds represent opportunities where the debt or equity of the company is trading or otherwise available at a level significantly below the expected value of the assets if the company were to undertake a balance sheet restructuring or overall improvement to operations. The value drivers and cash flow characteristics of distressed debt investments are frequently distinct from those of other private debt and private equity investments, complementing the other private equity and private debt components of a portfolio.
From time to time these investments might include equity features such as warrants, options, common stock or preferred stock, depending on the strategy of the investor and the financing requirements of the company or asset. The Fund’s private credit investments may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated.
The Fund may invest in the following forms of private debt across all geographic areas:

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Large Market Direct Lending. The Fund may seek to originate loans and invest in loans through direct lending to large capitalization companies or corporations, based largely in North America and Europe, that typically generate annual EBITDA of $75 million or more. The Fund’s privately placed loans may include but are not limited to, senior secured, first lien, debt issuances, including both term loans and revolving credit facilities.
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Middle Market Direct Lending. The Fund may seek to originate loans and invest in loans through direct lending to middle market companies or corporations, including foreign (non-U.S.) entities, that typically generate annual EBITDA of $10 to $100 million. The Fund’s middle market loans are expected to be primarily in the form of first lien, floating rate, senior secured debt.
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Mezzanine Investments. The Fund may invest in mezzanine instruments with a focus on middle market companies. Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout transactions but is also used for refinancings, recapitalizations, growth financings and leveraged acquisitions, among other transactions. Typically, mezzanine debt has features of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest may take the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. The Fund’s mezzanine debt investments will be primarily focused on U.S. middle market companies.
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Asset-Based Finance. The Fund may invest in and lend against pools of assets with contractual cash flows. The Fund seeks to invest in investment grade, non-investment grade, and residual or first-loss tranches of these pools of assets. The asset-based finance investments the Fund may make include, without limitation, senior, whole and other loans, credit-linked and other notes, commercial and/or other mortgage-backed securities, collateralized loan obligations (“CLOs”), other securitizations, structured financings and/or asset-based instruments.
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Private Credit Secondaries. The Fund may acquire secondary interests in various seasoned private credit Portfolio Funds in connection with the restructuring of a private fund or co-investment; and may also be made through special purpose vehicles structured to invest in co-investments. The Fund expects that a majority of these secondary purchases to be in stakes in credit funds that invest in privately placed, floating rate, senior secured, first lien debt in companies based in North America and Europe, while also allowing for investment in private credit funds providing other forms of private capital such as second lien, subordinated, and distressed debt securities, as well as preferred and common equity securities. These credit funds will have assets varying in sponsor, type of financing and ownership, including both private equity-sponsored and non-sponsored transactions. Transaction types are expected to include both the acquisition of LP interests in credit funds (LP-led transactions) and transactions that are initiated by credit fund sponsors (GP-led transactions).
Private Real Estate Investments (Equity and Debt)
Private real estate investments are typically equity investments in the underlying real estate property but may also involve the debt/mortgages supporting the property. The Fund’s private real estate investments may include, without limitation, multifamily, retail, office, hospitality, data centers, senior living and industrial assets. The Fund may invest across real estate strategies to diversify the risk-reward profiles and the underlying types of real estate in which it invests within the strategies noted below. Because each real estate strategy may perform differently throughout the overall real estate and economic cycle, the Fund will seek to invest in a diversified pool of assets that include multiple strategies in order to have lower volatility than targeting a single investment strategy.
The Fund intends to make equity investments in stabilized and income-producing properties, such as developments, through which the Fund seeks to provide capital appreciation through the disposition of projects. The PGIM Subadvisers expect that changing demographics, population growth and migration, shifting consumer behavior and technology advancements will benefit equity and debt investments within housing, logistics, and dominant retail, with certain high growth markets benefitting disproportionately. More tactical strategies, like self-storage, hotel, net lease, high yield debt, and other niche strategies may provide cyclical opportunities to capture value through pricing dislocation.
The portfolio’s opportunity set is generally expected to be broadly diversified by property type and geography with a focus on U.S. markets, but with the potential to include non-U.S. markets where PGIM has expertise.
Property Types
On behalf of the Fund, the Subadvisers invest primarily in the following real estate property types: (i) housing (including, but not limited to, single-family houses and multifamily properties, as well as more focused sectors such as student housing or senior housing); (ii) logistics (generally categorized as warehouse/distribution centers, research and development facilities, or flex space); (iii) office

(including, but not limited to, conventional office properties as well as office properties for specialized use, such as medical or laboratory use); (iv) retail (including, but not limited to, shopping centers and malls); and (v) tactical strategies (including, but not limited to, self-storage, hotel, net lease, high yield debt, and other niche strategies).
Ownership Structure
The Fund plans to own all or substantially all of the Fund’s property investments through its operating partnerships and development partnerships. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its Subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its Subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties. The Fund directly or through its Subsidiaries will generally acquire fee simple interests for the properties (in which the Fund owns both the land and the building improvements), but may consider leased fee and leasehold interests if the Manager believes the investment is consistent with the Fund’s investment objectives and strategies. The Fund and its wholly-owned Subsidiaries will comply with Section 18 of the Investment Company Act on an aggregate basis. The Fund and its Subsidiaries will comply with Section 17 of the Investment Company Act. For any Controlled Subsidiary, the Fund will treat the entity’s debt as its own under Section 18 of the Investment Company Act.
With respect to real estate debt investments, the Fund will seek to invest in both senior and subordinate loans (which may include B notes, mezzanine loans or preferred equity investments), secured directly or indirectly by commercial real estate with a focus on capital preservation and generation of current income. The Fund will focus on stabilized assets and properties undergoing light rehabilitation, repositioning or re-tenanting in North America. The Fund may use modest portfolio leverage to enhance returns on a case by case basis on senior mortgage loans only.
Liquid Markets Assets
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High Yield Securities. The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch, or unrated but determined by PGIM to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB-or higher. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, are determined by PGIM to be of comparable quality. The Fund may invest in defaulted securities and debtor-in-possession financings. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies. The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
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Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund. The Fund may invest without limit in unrated securities (which are not rated by a rating agency) if PGIM determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making determinations, PGIM may take into account different factors than those taken into account by rating agencies, and PGIM’s rating of a security may differ from the rating that a rating agency may have given the same securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that PGIM may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PGIM has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.
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Mortgage-Related and Other Asset-Backed Instruments. The Fund may invest in a variety of mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers. Mortgage-related assets include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass- through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
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Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related assets (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some federal agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States.

Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. The conservatorship has no specified end date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
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Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PGIM determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

PGIM seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PGIM will consider a number of factors. These may include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
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Collateralized Mortgage Obligations. A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by the (Government National Mortgage Association) (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”) and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. The riskiest portion is the “equity” tranche which bears the bulk of defaults and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed instruments.
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Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBSs”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed instruments.
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CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (or IO) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.
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Convertible Securities. The Fund may invest in convertible securities, which include convertible preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than non-convertible debt securities.
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Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
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Asset-Based Finance. The Fund may invest in and lend against pools of assets with contractual cash flows. The Fund seeks to invest in investment grade, non-investment grade, and residual or first-loss tranches of these pools of assets. The asset-based finance investments the Fund may make include, without limitation, senior, whole and other loans, credit-linked and other notes, commercial and/or other mortgage-backed securities, collateralized loan obligations (“CLOs”), other securitizations, structured financings and/or asset-based instruments.
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Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBSs”) are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
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Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. The Fund may invest in each of collateralized bond obligations (“CBOs”), CLOs, other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately-issued mortgage-related securities, commercial privately-issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. The Fund may invest in any tranche, including the equity tranche, of a CBO, CLO or other CDO. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates) and default risk), CBOs, CLOs and other CDOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are typically issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan ABS, are subject to interest rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS. In addition, ABS have structural risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Please see “Investment Objective and Strategies—Mortgage-Related and Other Asset-Backed Instruments” and “Risks—Mortgage-Backed and Asset-Backed Securities Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed instruments in which the Fund may invest and their related risks.
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Loans and Other Indebtedness, Loan Participations and Assignments. The Fund may purchase indebtedness and participations in loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security, and may represent a specific loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that the Fund may acquire may not be rated by any NRSRO. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the NAV and/ or yield of the Common Shares could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Indebtedness of companies whose creditworthiness is poor in quality involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Fund may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation, rather than to seek income. The Fund limits the amount of its total assets that it will invest in issuers within the same industry (except with respect to the Fund’s policy to concentrate in mortgage-related assets). For purposes of this limit, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which the Fund may purchase or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PGIM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Acquisitions of loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Acquisitions of loans through a purchase of a loan, loan origination or direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PGIM’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

For whole loans purchased by the Fund (which would not include, for example, underlying loans in a securitized product held by the Fund), it is expected that a qualified custodian of the Fund will typically receive or be provided with access to an executed loan package. While the executed packages may differ for certain investments, it is typically comprised of evidence in the form of an executed copy of the underlying loan agreement or security instrument and an executed copy of the loan assignment. Although the Fund’s custodian would have access to loan files, whether in electronic form or otherwise, it is expected that the enforcement of the loans will generally be handled by the loan servicer. The Fund may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.
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Delayed Funding Loans and Revolving Credit Facilities. The Fund may invest in or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in an issuer at a time when it might not otherwise decide to do so (including at a time when the issuer’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
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U.S. Government Securities. U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Fund’s Common Shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
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Inverse Floaters. An inverse floater is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. The Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, which may be a mortgage-related asset, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Fund purchases an inverse floater from a trust, and the underlying bond was held by the Fund prior to being deposited into the trust, the Fund typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Fund will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per Common Share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Fund when the Fund did not previously own the underlying bond.
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Foreign (Non-U.S.) Investments. The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supranational government agencies. Subject to the limitations set forth in this prospectus, the Fund may invest in securities denominated in foreign currencies, including sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of such debt securities, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted foreign debt securities may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risks—Non-U.S. Investment Risk.” PGIM generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PGIM generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country, or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PGIM using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PGIM. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PGIM generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; market disruptions, the possibility of security suspensions; the expropriation or nationalization of foreign issuers or the imposition of sanctions or other similar measures.
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Derivative Strategies. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) for investment purposes, leveraging purposes, or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limitation, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “Certain Interest Rate Transactions” and “Credit Default Swaps”. Please see “Investment Policies and Techniques—Derivatives,” “Investment Policies and Techniques—Structured Notes and Related Instruments” and “Investment Policies and Techniques—Hybrid Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PGIM will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.
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Certain Interest Rate Transactions. In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include without limitation interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate “collars,” under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Fund’s Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.
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Credit Default Swaps. The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Rather than exchange the bonds for par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction).

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk, among other risks associated with derivative instruments. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund).
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Private Placements. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, including Rule 144A securities, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
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Rule 144A Securities. The Fund invests in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.
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“Covenant-lite” Obligations. The Fund invests in, or obtain exposure to debt obligations, loans or other securities that may be “covenant-lite,” which means such obligations lack, or possess fewer, financial covenants that protect lenders. Covenant-lite agreements feature incurrence covenants, as opposed to more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend, making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.
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Money Market Instruments. The Fund may hold cash and/or invest in money market instruments, including commercial paper of a U.S. or non-U.S. company, non-U.S. government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and non-U.S. banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a non-U.S. currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
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Municipal Bonds and Notes. Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which may be issued to meet seasonal working capital needs of a municipality or interim construction financing and may be paid from the general revenues of the municipality or refinanced with long-term debt. Municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
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Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).
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When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund purchases delayed-delivery securities, the price and interest rate are fixed at the time of purchase. For both when-issued and delayed-delivery securities, delivery and payment for the obligations each take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.
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Repurchase Agreements. The Fund enters into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
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Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements, which involve the sale of a portfolio security by the Fund coupled with an agreement to repurchase the security, as well as dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase a substantially similar security at a future date. Either strategy involves leverage and may magnify underlying investment gains or losses.

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Portfolio Turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Please see “Investment Policies and Techniques” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.
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Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.
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Emerging Markets Investments. The Fund may invest in securities and instruments by emerging market issuers that are economically tied to “emerging market” countries. PGIM generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below.

With respect to derivative instruments, PGIM generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or an instrument’s “country of exposure” is an emerging market country. PGIM will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

The Fund generally considers emerging market countries to be countries included in the JP Morgan Emerging Markets Bond Index Global Diversified Index, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, the JP Morgan Emerging Local Markets Index Plus or the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

LEVERAGE
The Fund may seek to enhance the level of its current distributions to its common shareholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”), which is limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. The Portfolio Funds and other Private Markets Assets in which the Fund invests may also utilize leverage in their investment activities but are generally not subject to the same asset coverage requirements as the Fund. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Private Markets Assets and, as a result, the volatility of the value of the Common Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Private Markets Assets may increase the volatility of their values and of the value of the Common Shares. The Fund also expects that its private real estate (or certain of its) investments will utilize property level debt financing (mortgages on the Fund’s or its operating entities’ properties that are generally not recourse to the Fund or the operating entities except in extremely limited circumstances). Property level debt will be incurred by wholly owned or joint venture operating entities utilized by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its Subsidiaries. When such property level debt is not recourse to the Fund, and the entity holding such debt was not formed for the purpose of avoiding the Investment Company Act limitations on leverage, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the entity holding such debt is an entity that primarily engages in investment activities in securities or other assets and is primarily controlled by the Fund, including a Subsidiary in which the Fund owns all or a majority of the voting securities of the Subsidiary (“Controlled Subsidiary”), or (ii) the financial statements of the entity or joint venture holding such debt would be consolidated in the Fund’s financial statements. There is no guarantee that the Fund’s operating entities will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. See “Risks—Recourse Financings Risk.”
In addition, the Fund may use investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which may not be subject to the foregoing 33 1∕3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance.
Indebtedness
Under the Investment Company Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the Investment Company Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the Investment Company Act are not met.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PGIM Investments and the Subadvisers do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Subadvisers otherwise view as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any short term debt instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede PGIM Investments or the Subadvisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Borrowings have seniority over Common Shares and preferred shares (if any). The Board may authorize the issuance of indebtedness without the approval of Common Shareholders. If the Fund enters into a credit facility or issues debt securities in the future, all costs and expenses relating to the issuance and ongoing maintenance of the indebtedness will be borne by the Common Shareholders, and these costs and expenses may be significant. Any Borrowings (if incurred) leverage investments in Common Shares.
Preferred Shares
The Fund may engage in leverage through the issuance of preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares or purchase its Common Shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the Investment Company Act, holders of the preferred shares would be entitled to elect two Trustees of the Fund at all times and to elect a majority of the Trustees if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends. Holders of the preferred shares would continue to have the right to elect a majority of the Trustees until all dividends in arrears have been paid. In addition, holders of the preferred shares would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs.
Preferred shares have seniority over Common Shares. The Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Any preferred shares (if issued) leverage investments in Common Shares.
Derivatives, Reverse Repurchase Agreements, Dollar Rolls and Similar Instruments
The Fund’s use of derivatives transaction and other similar instruments is generally subject to a value-at-risk leverage limit, derivatives risk management program, and reporting requirements under Rule 18f-4 under the Investment Company Act. Derivatives, reverse repurchase agreements and other such instruments may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund's investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default by the Fund with respect to bank borrowings or other arrangements.
Use of Leverage
There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. The Fund may choose not to use leverage at all times, and the amount of leverage used by the Fund may vary depending upon a number of factors, including the Manager’s and the Subadvisers’ outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.
The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred shares. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. If the assets of the Fund are invested in higher yielding portfolio investments, Common Shareholders will be the beneficiaries of the incremental return. Should the differential between the return on underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Common Shares is expected to decline in value. See “Risks — Leverage Risk.”
The Fund also may borrow in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PGIM Investments, as permitted by applicable law.

RISKS
The Fund is designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective(s). At any point in time your investment in the Fund may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on his or her investment or that a shareholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.
Shareholders should consider carefully the following principal risks before investing in the Fund:
New Fund Risk. The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. The Fund commenced investment operations on March 6, 2026. It may take up to a year for the Fund’s investments to fully reflect its intended investment strategy. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of your investment could decline substantially or your investment could become worthless. The Fund anticipates that it could take some time to invest substantially all of the capital it expects to raise due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in companies in the upper middle market. In order to comply with the RIC diversification requirements during the start-up period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which the Fund expects will earn yields substantially lower than the interest, dividend or other income that it seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions it expects to pay when its portfolio is fully invested. The Fund will pay an advisory fee to the Manager throughout this interim period irrespective of the Fund’s performance. If the advisory fee and its other expenses exceed the return on the temporary investments, its equity capital will be eroded.
General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted.
Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Geopolitical Climate Risk. U.S. and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, and will continue to lead to disruptions in local, regional, national, and global markets and economies. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran, triggering Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.
The extent and duration of the ongoing conflicts, and the resulting measures that have been taken, and could be taken in the future, by NATO, the U.S., the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any sanctions and related market disruptions are impossible to predict, but could adversely affect the global economy and financial markets, particularly if current or new sanctions continue for an extended period of time, and could lead to instability, lack of liquidity in capital markets and price volatility. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that we, our portfolio companies, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.
Repurchase Offers Risk. As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their shares, before prorating other amounts tendered. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund is generally a taxable event to shareholders. Substantial repurchases of Common Shares could result in a decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.
Illiquid Investment Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.
Non-Diversification Risk. The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.
Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.
Liquidity Risk. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and expects to conduct periodic repurchase offers for a portion of its outstanding Common Shares, as described herein.  The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.
Valuation Risk. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadvisers, and Independent Valuation Advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated.
A portion of the Fund’s assets consist of Portfolio Funds and co-investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Manager, as valuation designee pursuant to Rule 2a-5 under the Investment Company Act, at fair value based on input from the sponsor or general partner of such investment as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Manager is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated. In some instances, returns on secondary investments will be higher than returns on primary investments as a result of such secondary investments being purchased at a discount, and then revalued based on such investment’s fair value for the next valuation period.
The Subadvisers generally expect to receive information for the Fund’s investments in private market investments, including Portfolio Funds and co-investments, on which they will base the Fund’s net asset value only as of each calendar quarter end and on a significant delay. The Subadvisers generally do not expect to receive updated information intra quarter for such investments. As a result, the Fund’s net asset value for periods other than calendar quarter end will likely be based on information from the prior quarter. The Fund may need to liquidate certain investments, including its investments in private market investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. For more information regarding the Fund’s calculation of its net asset value, see “Net Asset Value.”
Private Equity Risk. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private companies tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. We may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of our interests in a private equity investment without consent of the issuer of the securities, which consent may be withheld. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by the Fund, private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of private companies, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Subadvisers’ application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.
Private Credit Risk. Private credit investments may include less liquid or illiquid private credit investments, generally involving corporate borrowers or asset-based collateral, that are believed to present the potential for higher yield versus some of the more liquid portions of the Fund’s portfolio. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out sized impact on the performance of the Fund. See “Risks— Illiquid Investment Risk.”
Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. See “Risks—Loans Risk” and “Risks—Loan Origination Risk.”
Loans Risk. The Fund may invest in loans, including, among others, bank loans, senior loans, mezzanine loans, bridge loans, delayed funding loans and revolving credit facilities, loan participations and assignments, and loans held and/or originated by private financial institutions or PGIM, including commercial and residential mortgage loans and private credit assets. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated by a NRSRO. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk. The Fund may also make, participate in or acquire DIP financings. DIP financings constitute senior liens on unencumbered security.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.
Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay first lien senior secured debt in full before second lien debt is paid. Likewise, third lien debt is granted a third priority security interest in collateral, which means that any realization of collateral will generally be applied to pay first lien senior secured debt and second lien debt in full before third lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.
Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder repurchase requests, present a risk to shareholders regarding the Fund's ability to pay repurchase offer proceeds in a timely manner.
In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased.
The Fund may acquire loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances.
In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.
To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Loan Origination Risk. The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.
In accordance with applicable law, the Fund’s ability to acquire loans could be dependent on the existence and performance of PGIM’s origination platform, which includes other funds’ managed by PGIM and enables PGIM to commit in size to multiple deals. Therefore, a decrease in PGIM’s origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other PGIM funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on PGIM’s origination platform.
Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. A Subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Subadvisers will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.
Leveraged Portfolio Company Risk. While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage which magnifies gains and losses attributable to other investment policies and practices.
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Distressed Investments; Restructurings Risk. The Fund may make investments in companies that subsequently become distressed (e.g., defaulted, out-of-favor or distressed bank loans and debt securities). Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. Portfolio companies may be facing liquidity challenges due to debt maturities, covenant violations, cyclical challenges or imminent bankruptcy, or they need financing in order to exit bankruptcy. The Fund’s investments may be considered speculative and subject to a high degree of risk, and the ability of the relevant portfolio companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Subadvisers will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.
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Distressed/Defaulted Securities Risk. The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Subadvisers believe it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.
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Non-Performing Debt Risk. Certain debt instruments that the Fund may invest in may be or become nonperforming and possibly in default. The obligor or relevant guarantor may also be in or enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Loans may become non-performing for a variety of reasons and borrowers on loans constituting the Fund’s assets may seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. Upon a bankruptcy filing in a U.S. Bankruptcy Court by an issuer of debt, the U.S. Bankruptcy Code imposes an automatic stay on payments of such issuer’s pre-petition debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write- down of the principal of a loan or conversion of some or all of the debt to equity. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. If a portfolio company were to file for Chapter 11 reorganization, the U.S. Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt, even if the class fails to accept the restructuring, as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met. Similar risks may be present in non-U.S. insolvency proceedings.

Such non-performing instruments or loans may also require a substantial amount of workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Fund may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and may result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
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Subprime Risk. Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.
Follow-On Investments Risk. The Fund may be called upon to provide additional funding for its portfolio companies or have the opportunity to increase its investment in such portfolio companies. There can be no assurance that the Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Any decision by the Fund not to make follow-on investments or its inability to make them may have a substantial negative impact on a portfolio company in need of such an investment and therefore the Fund itself.
Private Company Investments Risk. Investments in private companies involve risks that may not exist in the case of more established and/or publicly traded companies. These risks include the risk that:

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these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on any guarantees or collateral that they may have obtained;
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these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;
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there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;
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these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations;
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these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position;
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the Fund’s executive officers, Trustees and members of the Manager or Subadvisers may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in these companies; and
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these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Middle Market Company Investments Risk. Investments in middle market companies generally involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle market companies:
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may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;
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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on the Fund;
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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, Trustees and members of the Manager or Subadvisers may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the portfolio companies; and
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may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Portfolio Funds Investments Risks.
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Dependence on Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, investments in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are generally described elsewhere in this prospectus. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Members will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. Although the Manager will monitor the performance of each Portfolio Fund, unless otherwise provided in the transaction document in connection with the Fund’s investment, the relevant Portfolio Fund Manager will be responsible for operating the Portfolio Fund on a day-to-day basis and will generally have sole discretion in structuring, negotiation and purchasing, financing, monitoring and divesting investments made by such Portfolio Fund. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. In this respect, the Fund will rely on the expertise and skill of the Portfolio Fund Managers and will generally have no ability to participate in the management and control of those funds. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.
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Portfolio Funds are not registered. The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may

not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.
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Portfolio Funds are generally non-diversified. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.
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Portfolio Funds’ securities are generally illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.
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Portfolio Fund operations not transparent. The Manager does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Manager and that involve risks that are not anticipated by the Manager. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Custodian and reports given to the Manager with respect to the Portfolio Fund investments will not be fraudulent, inaccurate or incomplete.
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Secondary investments purchased at a negotiated discount. Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. Risks associated with the third-party fund manager’s reported valuations are included in “Special risks pertaining to investments in Portfolio Funds” in this Prospectus. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to Shareholders is disclosed in “Certain U.S. federal income tax considerations” of this Prospectus.
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Valuation of the Fund’s interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved the Manager as the Valuation Designee, subject to the oversight of the Board. The Manager may face conflicts of interest in overseeing the valuation of the Portfolio Fund investments, as the value of such investments will affect the Manager’s compensation. Moreover, although the Manager will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, the Manager will not generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Manager elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Manager may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Prospect investors in the Fund should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Manager’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.
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Multiple levels of fees and expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, Distribution and/or Service Fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.
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Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Manager). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Manager to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.
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Consortium or offsetting investments. The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Manager may be competing with each other for investments in one or more markets.
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Limitations on ability to invest in Portfolio Funds. Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio

Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Manager may wish to allocate to such Portfolio Fund Manager. Further, continued sales of units would dilute the indirect participation of existing Members with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.
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Indemnification of Portfolio Funds and Portfolio Fund Managers. The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.
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Termination of the Fund’s interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.
Regulatory Risk. The regulatory environment for private investment funds, such as certain Portfolio Funds, continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s, the Manager’s and/or the Subadvisers’ legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund, the Manager’s and/or the Subadvisers’ business. There can be no assurances that the Fund, the Manager or the Subadvisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.
Secondary Investments Risk. The overall performance of the Fund's secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. The supply and, consequently, the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such Portfolio Funds are able to deploy capital, the performance and value of investments held by Portfolio Funds and the ability for such Portfolio Funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Subadvisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund's constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.
Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.
The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.
The Fund may invest in continuation funds which are Portfolio Funds acquiring one or more assets from an existing vehicle with the same general partner being on both sides of the transaction. Although safeguards are typically established to ensure that the purchase price of the asset(s) being sold is fair and reasonable (such as third-party valuations, advisory committee approvals or fairness opinions), the acquisition of secondary market interests may present additional risks such as difficulty of valuing the relevant asset(s) being sold. Any inaccurate valuation may diminish the potential return of the involved Portfolio Funds. The Fund may also make stapled primary investments which are transactions whereby a general partner leads the sale of interests in an existing Portfolio Fund to a buyer concurrently with a primary capital commitment by the buyer to a new Portfolio Fund raised by the same general partner. Conflicts of interests may arise in relation to stapled primaries as there can be a tension between (i) a general partner’s fiduciary duties owed to investors in the existing Portfolio Fund to maximize value through the sale of interests in the existing Portfolio Fund to a buyer, and (ii) the general partner’s desire to obtain capital from the buyer for an investment in the new Portfolio Fund.
There can be no assurance that the resolution of any inherent conflict resulting from a continuation fund transaction or a stapled primary transaction will result in circumstances that favor the Fund.
Infrastructure Investments Risks. Infrastructure Assets and other investments with similar characteristics will be subject to the risks incidental to the ownership, construction and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, the ability of the Manager, the Subadvisers and their affiliates to manage the investment, technical problems, financial failures of operating or construction, sub-contractors, government regulations, and fluctuations in interest rates. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment.
In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the investment. In particular, because of the long lead-time between the inception of a project and its completion, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, regulatory or other conditions prior to its completion, become an economically unattractive investment. With respect to investments in the form of real property (if any), the Fund will incur the burdens of ownership of real property, which include the paying of expenses and ad valorem and other real property taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.
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Construction Risk. There is a degree of risk associated with the construction of infrastructure assets, including the risk that a project will not be completed within budget, within the agreed timeframe and/or to the agreed specifications. A portfolio company may seek to mitigate the exposure by transferring some or all of such risks from the relevant portfolio company to the relevant construction contractors under the terms of the construction contract, including a requirement for payment of liquidated damages by the construction contractor. However, should any of the above risks materialize in relation to any portfolio company, they could have a material adverse effect on the value of the relevant investment which could, in turn, have a corresponding effect on the Fund’s financial position and/or its results. Under certain circumstances, (for example, where a portfolio company itself causes the delay), the expected construction completion date may be extended under the contract, and the construction contractor will only be obliged to pay liquidated damages to the portfolio company for late completion if construction is not completed by that later date. Where a portfolio company, or a portfolio company and the construction contractor jointly, have contributed to a delay or a budget overrun, the liquidated damages provisions of the construction contract may not be enforceable. A portfolio company may remain at risk if, following construction completion, as a result of site defects or contamination of the site that were not discovered or were caused by the construction contractor. There may be a limit to the liquidated damages available to the portfolio company from the construction contractor, particularly in the event of the construction contractor’s financial failure. Consequently, the portfolio company may not be able to recoup all damages/losses incurred as a result of a time delay or budget over-run.
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Subcontractor Risk. Infrastructure Assets may involve the subcontracting of design and construction activities in respect of projects. The subcontractors responsible for the construction of a project asset will normally retain liability in respect of design and construction defects following the construction of the asset, subject to liability caps and statutory limitations. The contractual arrangements made by a portfolio company or a third-party management company may not be as effective in passing on risks to its subcontractors as intended and this may result in unexpected costs or a reduction in expected revenues for the portfolio company and the Fund. Certain provisions in sub-contracts intended to pass risk could be ineffective. In addition to this financial liability, the construction subcontractors may also have an obligation to return to the site in order to carry out any remedial works required for a pre-agreed period. The Fund or a portfolio company may not normally have recourse to any third party for any defects which arise after the expiry of limitation periods. If a subcontractor to a third-party management company fails to perform the services which it has agreed to provide, a portfolio company may fail to meet the service standards it has agreed with certain counterparties and there may be a reduction in the actual income received that was anticipated by the portfolio company and/or claims by the counterparties against the portfolio company for damages. These reductions and/or claims are typically passed on to the relevant subcontractor, subject to any contractual liability caps. If there is a subcontractor service failure and the relevant subcontractor or its guarantors or insurers fail to meet their obligations in respect of the liabilities that have been passed on to them, then, to the extent the liability cannot be set off, the portfolio company will not be compensated for any reductions in payments and/or claims made by counterparties which they may suffer as a result of the subcontractor’s service failure. Ultimately such service failure could lead to termination of a project agreement.

In some instances, a single subcontractor may be responsible for providing services to various infrastructure assets. In such instances, the default or insolvency of such single subcontractor could adversely affect a number of the Infrastructure Assets. If there is a subcontractor service failure which is sufficiently serious to cause a portfolio company or third-party management company to terminate a subcontract, or an insolvency in respect of a subcontractor, or a counterparty requires a portfolio company to terminate a sub-contract in such event, there may be a loss of revenue during the time taken to find a replacement subcontractor and the replacement subcontractor may levy a surcharge to assume the subcontract or charge more to provide the services. There will also be costs associated with the re-tender process. These may not be recoverable from the defaulting subcontractor.

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Development Risk. Successful development of new or expansion projects may require the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such characteristics may include, without limitation, political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environment-related issues, construction risks and delays, labor disputes, counterparty non-performance, project feasibility assessment and dealings with and reliance on third-party consultants. When making an investment, value may be ascribed to potential development projects that do not achieve successful implementation, potentially resulting in lower than expected returns to the Fund.
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Environmental Risk. The operations of a portfolio company are subject to numerous statutes, rules and regulations relating to environmental protection. There is the possibility of existing or future environmental contamination, including soil and groundwater contamination, as a result of the spillage of hazardous materials or other pollutants.
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Asset maintenance costs risks. The Fund may be exposed to underlying lifecycle and asset maintenance costs associated with its Investments in Portfolio Companies. The cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in a permanent loss of customers, substantial litigation or penalties or regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies.

During the period of ownership, certain assets (such as turbines and machinery) may need to be replaced or undergo a major refurbishment. The timing of such replacements or refurbishments is forecast based upon expert advice. However, shorter-than-anticipated asset lifespans, or costs or inflation that are higher than were forecast, may result in lifecycle costs exceeding anticipated amounts. Any cost implication, not otherwise passed down to sub-contractors, will generally be borne by the infrastructure company.

Under various environmental statutes, rules and regulations of the appropriate jurisdiction, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury, property damage or similar claims by private parties.

Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of those materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

Any liability of a portfolio company resulting from non-compliance or other claims relating to environmental matters could have a material adverse effect on the value of such investments.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies and projects also may be affected by or subject to (i) regulation by various government authorities, including rate regulation; (ii) service interruption due to environmental, operational or other mishaps; (iii) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and (iv) general changes in market sentiment towards infrastructure and utilities assets.
Political and regulatory considerations and popular sentiments could also affect the ability of the Fund or the various companies, ventures and businesses the Fund is directly or indirectly invested in, to buy or sell investments on favorable terms. Infrastructure assets can have a narrow customer base. Should any of the customers or counterparties fail to pay their contractual obligations, significant revenues could cease and become irreplaceable. This would affect the profitability of the infrastructure assets. Infrastructure projects are generally heavily dependent on the operator of the assets. There are a limited number of operators with the expertise necessary to successfully maintain and operate infrastructure projects. The insolvency of the lead contractor, a major subcontractor or a key equipment supplier could result in material delays, disruptions and costs that could significantly impair the financial viability of an infrastructure investment project and in turn the Fund’s investment therein.
Land Title Risk. Certain of the Fund’s infrastructure investments may require large areas of land to install and operate their equipment and associated infrastructure. The rights to use the necessary land may be obtained through freehold title, easements, leases, and other rights of use. Rights under such leases or easements are or may be subject and subordinate to the rights of third parties. It is also possible that a default by the grantor under any mortgage could result in a foreclosure on the grantor’s interest in the property and thereby terminate the Fund’s investment’s right to the leases and easements required to operate such investment. Similarly, it is possible that a government authority, as the holder of a tax lien, could foreclose upon a parcel and take possession of the portion of the investment located on such parcel.
Real Estate Investment Risk. The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:
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local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;
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lack of liquidity inherent in the nature of the asset;

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reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;
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ability and cost to replace a tenant/operator/manager upon default;
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property management decisions;
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property location and conditions;
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property operating costs, including insurance premiums, real estate taxes and maintenance costs;
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competition from comparable properties;
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the occupancy rate of, and the rental rates charged at, the properties;
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leasing market activity;
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the ability to collect on a timely basis all rent;
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the effects of any bankruptcies or insolvencies;
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changes in interest rates and in the availability, cost and terms of mortgage financing;
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changes in governmental rules, regulations and fiscal policies;
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cost of compliance with applicable federal, state, and local laws and regulations;
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acts of nature, including earthquakes, hurricanes and other natural disasters;
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climate change and regulations intended to control its impact;
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the potential for uninsured or underinsured property losses; and
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other factors beyond the Fund’s control.
Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.
Residential Real Estate Industry Risk. Investments in apartment and residential real estate are subject to various changes in real estate conditions, and any negative trends in real estate conditions may adversely affect the Fund’s investments through decreased revenues or increased costs.
These conditions include:
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changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns;
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fluctuations in interest rates;
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the inability of residents and tenants to pay rent;
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the existence and quality of the competition, including the attractiveness of properties based on considerations such as convenience of location, rental rates, amenities and safety record;
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increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;
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oversupply of apartments, commercial space or single-family housing or a reduction in demand for real estate; and
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changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing usage, zoning, the environment and taxes.
Joint Venture Risk. The Fund may in the future enter into joint ventures with third parties and/or affiliates of the Manager or Subadvisers to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.
Real Estate Joint Venture Risk. The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:
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the real estate joint venture partner in an investment could become insolvent or bankrupt;
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the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;
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the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;
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the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;
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the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;
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the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;
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the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;
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the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;
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the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and
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the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.
In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.
Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Manager expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.
Prime Single Tenant Risk. The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Subadvisers believe have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results.
Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund.
Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks, including prepayment risk, extension risk, credit risk and interest rate risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Mezzanine Investments Risk. Mezzanine investments involve a high degree of risk with no certainty of any return of capital. Although mezzanine securities are typically senior to common stock and other equity securities in the capital structure, they may be either contractually or structurally subordinated to large amounts of senior debt and are usually unsecured. Mezzanine investments may also be structurally subordinated, for example in the case of an investment at the holding company level. Investments in highly leveraged companies are intrinsically more sensitive to declines in company revenues and to increases in company expenses. Such companies may face intense competition, changing business and economic conditions or other developments that may adversely affect their performance. Moreover, rising interest rates may increase company interest expense. There can be no assurance that a company will generate sufficient cash to service its obligations. Moreover, a debt security or obligation bearing PIK interest will generally have a higher risk of non-payment of interest since there will be no cash payments of interest from the company prior to maturity or refinancing. In addition, many of the remedies available to mezzanine holders are available only after satisfaction of claims of senior creditors. Therefore, in the event that a company does not generate adequate cash flow to service its debt obligations, the Fund may suffer a partial or total loss of invested capital. The Fund may make investments in companies that seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. The insolvency courts have broad discretion to control the terms of an insolvency, and factors beyond the control of the PGIM Subadvisers may be of significant importance in specific insolvencies or insolvencies in particular jurisdictions. Jurisdiction-specific insolvency regimes may negatively impact an obligor’s ability to make payments to the Fund or the Fund’s recovery in a restructuring or insolvency, which may adversely affect the Fund’s business, financial condition and results of operations. There are a number of significant risks inherent in the insolvency process. One of the protections offered in certain jurisdictions in such proceedings is a stay on required payments on such debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. An insolvency filing may have adverse and permanent effects on a company. For instance, the company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. Also, the duration of an insolvency proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the insolvency court. Finally, the administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors. Debt (including hybrid debt) is also subject to other risks, including (i) the possible invalidation of a debt or lien as a “fraudulent conveyance,” (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the period before an insolvency filing, (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Asset-Based Finance Risk. The asset-based finance securities in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Fund currently expects that certain of the investments in asset-based finance securities will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain asset-based finance securities, a secondary market for these asset-based finance securities may, or may not, develop. If the Fund purchases asset-based finance securities on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the asset-based finance securities only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as, among other reasons, the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.
Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:
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Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
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Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadvisers. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
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Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
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Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.
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Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Subadvisers are generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Subadvisers will often be unable to predict when, and if, this may be possible for each of the Fund’s issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
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Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.
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Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.
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Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.
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Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
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Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.
Failure to Qualify as a RIC. The Fund may not qualify for the intended tax treatment. The Fund has or will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under the Code commencing with the taxable year ending September 30, 2027. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. To qualify and remain qualified as a RIC, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining the Fund’s compliance with the aforementioned ongoing requirements. If the Fund fails to qualify as a RIC, it will become subject to corporate-level U.S. federal income tax on all of its net income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund may, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders could receive larger capital gain distributions than they would in the absence of such transactions.
Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadvisers' judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadvisers believe to be the ultimate value of such instruments.
Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.
In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.
Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.
The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:
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Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.
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Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
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Leverage Risk. The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. See “Leverage” in the prospectus and “Investment Policies and Techniques – Reverse Repurchase Agreements and Dollar Rolls” in the Statement of Additional Information for more information.
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Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.
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Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.
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Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
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Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadvisers to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager and Subadvisers have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager and Subadvisers are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
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Credit Default Swaps Risk. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

The credit derivatives market is a rapidly evolving market. As a result, different participants in the credit derivatives markets may have different practices or interpretations with respect to applicable terms and definitions, and ambiguities concerning such terms or definitions, may be interpreted or resolved in ways that are adverse to the Fund. Additionally, there may be circumstances and market conditions (including the possibility of a large number of buyers of credit default swaps being required to deliver the same physical security in the same time frame) that have not yet been experienced that could have adverse effects on the Fund’s investments.
Leverage Risk. Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Shares dividends, but also creates special risks and considerations for the common shareholders, including:
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the likelihood of greater volatility of NAV, market price and dividend rate of Common Shares than a comparable fund without leverage;
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the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;
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magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;
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the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and
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leverage may increase expenses (which will be borne entirely by the common shareholders), which may reduce the Fund’s NAV and the total return to common shareholders.
Leveraging is a speculative technique and there are special risks and costs involved. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Manager are based on the average daily total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued), the Manager has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Manager, on the one hand, and the Common Shareholders, on the other hand.
Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to Common Shareholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, PGIM Investments and/or the Subadvisers in their best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per share of Common Shares, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.
Hedging Risk. The Fund expects to hedge most of the risk of foreign currency fluctuations on the non-USD cash receipts that would flow from the principal portion of its non-USD investments, including by funding such investments with borrowings denominated in the relevant foreign currency or through other hedging techniques (including the use of foreign currency forward contracts or swaps). There is uncertainty regarding the timing and amounts of those future cash flows, and the Fund’s strategies for hedging transactions are subject to inherent imperfections. As such, the full risk of currency fluctuations will not be eliminated and the costs of such hedging may impact returns. In the event of an imperfect correlation between a position in a hedging instrument and the portfolio position that it is intended to hedge, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss. There can be no guarantee that instruments suitable for hedging in market shifts will be available at the time when the Fund wishes to use them. Certain of the Fund’s hedging transactions may be undertaken through brokers, banks or other organizations, and the Fund will be subject to risk of default or insolvency of such counterparties. In such event, there can be no assurance that any money advanced to or obligations from these counterparties would be repaid or that the Fund would have any recourse in the event of default.
Equity Investments Risk. The Fund’s capital may be invested in equity securities. The Fund may structure its hybrid debt investments to carry certain equity features, such as warrants, options, net profits interests, royalties, cash flow participations and similar instruments. In addition, certain hybrid debt investments may be convertible, by the terms thereof, into equity securities after a triggering event. The Fund may also make complex investments in equities through structured equity products. Equity securities will generally be the most junior in what typically will be a complex capital structure, and thus subject to the greatest risk of loss. Certain of the Fund’s investments may be in businesses with little or no operating history. Depending on changes in the financial condition of a company the Fund invests in, fluctuations in the equity markets and other factors, the Fund’s investments in equity securities or participations, and/or in instruments convertible into equity securities, may become worthless.
Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles or managed accounts presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM managed accounts (including affiliated proprietary accounts) from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM managed accounts (including affiliated proprietary accounts). Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.
Additionally, other existing or future funds, investment vehicles and accounts managed by Partners Group and its affiliates invest in securities, properties and other assets in which the Fund may seek to invest. Partners Group’s investments will be made in accordance with Partners Group’s Allocation Directive. In accordance with the Allocation Directive, the Fund is categorized as a “Priority Program.” Investments are allocated to Priority Programs based on their respective demand for investment opportunities. The total demand is typically determined based on the typical investment size of each Priority Program, taking into account, among other factors, idiosyncratic risks of the investment opportunity, portfolio liquidity considerations, the expected holding period of the asset, tax and/or legal consequences and a general risk return assessment with respect to the investment opportunity.
[See “Management and Advisory Arrangements” in this prospectus and “Conflicts of Interest” in the SAI.]
The Fund’s investment performance is impacted by how its assets are allocated and reallocated between the Investment Exposures. A principal risk of investing in the Fund is that the Asset Allocation Committee may make [allocations that do not perform as anticipated]. The Asset Allocation Committee attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.
Affiliated Transactions Risk. The Fund is prohibited under the Investment Company Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the Investment Company Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Manager between the Fund’s interests and the interests of such affiliate, in that the ability of the Manager to recommend actions in the Fund’s best interest may be limited. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Manager, a Subadviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund, the Manager and the Subadvisers have received exemptive relief from the SEC that allows the Fund to engage in certain co-investment transactions originated by the Manager, the Subadvisers or their affiliates, subject to certain terms and conditions (the “Orders”). Pursuant to such Orders, the Fund generally is permitted to co-invest with the Manager, the Subadvisers and their affiliates if such co-investments are completed on the same terms and at the same time, as further detailed in the Orders. In addition, the Manager, the Subadvisers and their affiliates must adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund and (ii) the Manager or affiliate negotiating the co-investment transaction considers the interest in the transaction of the Fund if participating in such transactions.
Non-U.S. Investment Risk. The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the Investment Company Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Such risks include, but are not limited to, (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) negative diplomatic developments and social, economic and political uncertainty, including war and revolution, (iii) dependence on exports and the corresponding importance of international trade, (iv) greater price fluctuations and market volatility, less liquidity and smaller capitalization of securities markets, (v) currency exchange rate fluctuations, (vi) higher rates of inflation, (vii) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for United States dollars, (viii) governmental involvement in and control over the economies and other aspects of the private sector, (ix) governmental decisions to discontinue support of economic reform programs generally and to impose centrally planned economies, (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (xi) less extensive regulation of the securities markets, (xii) longer settlement periods for securities transactions and (xiii) less developed corporate laws regarding fiduciary duties and the protection of investors, and (xiv) taxes that may not be mitigated through refunds or tax treaties. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.
“Covenant-Lite” Risk. Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.
Convertible Debt Risk. The Fund may invest in convertible debt securities to the extent that the Subadvisers believe such investments offer potential for capital appreciation. There is no minimum credit standard that is a prerequisite to the Fund’s investment in any security, and most debt securities and preferred stock that offer potential for capital appreciation are likely to be non-investment grade.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
Privately Issued Mortgage-Related Securities Risk. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Manager determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.
Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.
The Manager seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Manager will consider a number of factors. These may include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
Senior Debt Risk. The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Confidential Information Access Risk. In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive Confidential Information about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PGIM with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PGIM clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PGIM’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, including Rule 144A securities, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risks—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risks—Valuation Risk.”
Other Strategy Risks
The following information is a discussion of the additional risk factors associated with an investment in the Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund.
Reliance on Investment Professionals. As of the date of this prospectus, the Fund has not made any investments and the success of the Fund will therefore depend on the ability of the Manager and/or the Subadvisers and their respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.
Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
Potential Conflicts of Interest Risk. The Manager and Subadvisers serve as adviser or subadviser to other vehicles or accounts that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Manager, the Subadvisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and its affiliates, on the other. Certain persons with an ownership interest in, or whom are employed by, Partners Group or its affiliates may act as members or observers of the board of directors (or similar governing body) and/or act as members or observers of the investment committees of both Partners Group and its affiliates and any asset managers or other companies the Fund purchases interests in (to the extent those asset managers or other companies maintain investment committees which are separate from or independent of Partners Group and its affiliates’ investment committees), and while such persons shall have a duty to act in accordance with the standards of applicable law in connection with their roles, such participation may create conflicts around investment and divestment recommendations and timing, as well as allocation decisions, among other things. For further information on potential conflicts of interest, see “Conflicts of Interest” in the SAI.
Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Board may seek the approval of the Fund’s shareholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s shareholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.
Anti-Takeover Provisions Risk. Certain provisions of the Fund’s certificate of trust and bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. These provisions may inhibit a change of control in circumstances that could give the shareholders the opportunity to realize a premium over the value of the Common Shares.
Cyber Security Risk. The Fund is susceptible to operational, information security and other risks related to the use of technology, computer systems and the Internet to conduct business. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), Subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and Subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the Subadvisers, and the issuers in which the Fund invests.
Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Privacy and Data Security Risk. The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties.
Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to receive borrowers’ non-public personal information, and the Fund has implemented procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned Subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned Subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund.
Focused Investment Risk. To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Manager or the Subadvisers), commercial and investment banks, commercial finance and insurance companies and other financial institutions.
Failure of Financial Institutions and Sustained Financial Market Illiquidity Risk. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms. Our direct origination platform generally focuses on mature companies backed by well-capitalized equity partners (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.
Additionally, if a portfolio company’s sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with us, which in turn may result in fewer co-investment opportunities being made available to us or impact our ability to provide additional follow-on support to portfolio companies. Our and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.
Challenges Meeting RIC Requirements. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the

Internal Revenue Service (“IRS”) might affect the Fund's ability to qualify for such treatment. Additionally, to qualify as a RIC, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining its compliance with the aforementioned ongoing requirements.
Because the Fund’s allocable portion of a flow-through portfolio company’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the distribution requirements applicable to RICs, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to maintain its RIC tax status and thus become subject to corporate-level U.S. federal income tax.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at U.S. federal income corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund's current or accumulated earnings and profits.
Corporate-Level Income Tax. In order to meet the source-of-income test applicable to RICs, the Fund may invest in certain debt and equity investments through taxable subsidiaries. The taxable income of these taxable subsidiaries will be subject to U.S. federal corporate income tax, which tax may reduce the amount of cash available for distribution to Shareholders.
Changes in Tax Laws. It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. Any new tax laws, regulations or interpretations thereof could affect the taxation of the Fund or its shareholders and the impact of any potential tax law changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding potential changes in tax laws and the impact of any such changes on their investment in the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS
Board of Trustees
The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act, the Declaration of Trust and applicable Delaware law. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund. A vacancy on the Board may be filled by the trustees, unless the Investment Company Act requires the election of one or more such trustees by shareholders.
Manager
The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of December 31, 2025, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to all of the Prudential U.S. closed-end investment companies. As of December 31, 2025, PGIM Investments’ total assets under management were approximately $333.2 billion.
Pursuant to the Management Agreement, PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PGIM Investments also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services that PGIM Investments provides to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
For services it receives under the Management Agreement, the Fund pays PGIM Investments a management fee (the “Management Fee”). The Management Fee is payable at the end of each month at the annual rate of [ ]% of the average daily value of the Fund’s net assets.
The Incentive Fee is calculated and payable quarterly in arrears in an amount equal to [ ]% of the Fund’s Pre-Incentive Fee Net Investment Income Returns for the immediately preceding quarter. No incentive fee on Pre-Incentive Fee Net Investment Income Returns will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return (the “Hurdle Rate”) over the trailing 12-month period, except that, during the 12 months following the Fund’s inception, the Hurdle Rate for the first, second and third calendar quarters shall be 1.25%, 2.50% and 3.75% respectively.
“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its Subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter, net of reimbursement (including the Management Fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include,
(i)
in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash; and
(ii)
with respect to the Fund’s real estate equity investments, the Fund’s share of operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.
Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Common Shares since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of Common Shares since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Shares, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.
The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PGIM Investments or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the Investment Company Act.
Pursuant to an Expense Limitation and Reimbursement Agreement, through July 7, 2029 (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Servicing Fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) any expenses related to investments in real property, debt and real-estate related securities, (viii) expenses related to the issuance of preferred stock, (ix) acquired fund fees and expenses and (x) extraordinary expenses (as determined in the sole discretion of the Manager).
In rendering investment advisory services to the Fund, the Manager anticipates utilizing the services of certain personnel (“Shared Personnel”) from Montana Capital Partners AG (“MCP”), including research, trading and other administrative services (“Other Services”). MCP is an affiliate and wholly-owned subsidiary of Prudential, and an investment manager authorized and regulated in Switzerland. MCP is an exempt reporting adviser under the Advisers Act. The Shared Personnel and Other Services are provided through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MCP is considered a “participating affiliate” of PGIM, and certain employees of MCP are considered “associated persons” of PGIM (as that term is defined in the Advisers Act).
Subadvisers
Partners Group and the PGIM Subadvisers serve as the Fund’s investment subadvisers.
Partners Group is a wholly-owned subsidiary of Partners Group Holding AG. As of December 31, 2025, Partners Group and its affiliates managed over $184 billion in assets. Partners Group is located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. In rendering services to the Fund, Partners Group uses certain personnel (“Shared Personnel”) of Partners Group AG and certain services of Partners Group AG, including research, trading and other administrative services (“Other Services”). Partners Group AG is a foreign (non-U.S.) affiliate of the Adviser that is an exempt reporting adviser under the Advisers Act. The Shared Personnel and Other Services are provided through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Partners Group AG is considered a “participating affiliate” of Partners Group, and certain employees of Partners Group AG are considered “associated persons” of Partners Group (as that term is defined in the Advisers Act).
PGIM is the principal asset management business of Prudential, which includes PGIM, Inc. and its global subsidiaries and affiliates. As of December 31, 2025, PGIM managed approximately $1.47 trillion in assets. PGIM offers clients deep expertise across public and private asset classes, delivering a range of investment strategies and tailored solutions—including fixed income, equities, real estate and alternatives.

PGIM Real Estate is an investment group of PGIM, Inc. PGIM Real Estate, comprised of fund management centers in the United States in Newark, New Jersey and Atlanta, Georgia, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America.
PGIM Credit is the public and private credit investment group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund. PGIM Credit provides fixed income investment advisory services to the Fund. PGIM Credit consists of two investment sub-groups, PGIM Fixed Income, a manager of public and private fixed income investments, and PGIM Private Credit (formerly, PGIM Private Capital) (“PPC”), a manager of private fixed income investments.
PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc.’s predecessor companies began managing fixed income portfolios for affiliates in 1875 and for unaffiliated institutional clients in 1928.
PGIM Limited is an indirect wholly-owned subsidiary of PGIM, Inc. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.
Subadvisory Agreement
The Manager has entered into subadvisory agreements with Partners Group (the “Partners Group Subadvisory Agreement”) and each of the PGIM Subadvisers (the “PGIM Subadvisory Agreements” and, together with the Partners Group Subadvisory Agreement, the “Subadvisory Agreements”). The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of the Fund.
Under the Subadvisory Agreements, the Subadvisers, subject to the supervision of the Manager, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadvisers generally determine what securities are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.
Subadvisory fees are paid by the Manager out of the Management Fee and Incentive Fee that it receives from the Fund.
Because the PGIM Subadvisers are affiliates, the Manager may from time to time share certain of its profits with or allocate other resources to the PGIM Subadvisers. Any such payments by the Manager to the PGIM Subadvisers will be from the Manager’s own resources.
The basis for the Board’s initial approval of the Management Agreement and the Subadvisory Agreements will be provided in the Fund’s initial report to shareholders. The basis for subsequent continuations of the Management Agreement and the Subadvisory Agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day implementation of the Fund’s investment strategy.
Partners Group
Andre Burba, Managing Director, Regional Head of Private Infrastructure Americas. Andre Burba is part of the Private Infrastructure Americas business unit, based in Denver. He serves on Partners Group’s Infrastructure Investment Committee and the U.S. Investment Committee. He has 26 years of industry experience. Prior to joining Partners Group, he was a Managing Director at Global Infrastructure Partners where he focused on structured equity and credit investments in various infrastructure sectors. Prior to GIP, he was a Partner and a member of the Investment Committee at Pine Brook, a private equity firm based in New York focused on growth equity investments in energy and financial services. Before Pine Brook, he was at Credit Suisse in the Special Opportunities group focusing on principal investments in renewable energy, infrastructure and mining. He started his career as a project finance legal counsel at Milbank Tweed in New York. He holds a juris doctorate (J.D.) from Vanderbilt University Law School, Tennessee, USA where he was a John S. Beasley Scholar, and bachelor's degrees in music and mathematics from West Virginia University, USA.
Robert M. Collins, Partner, Head of U.S. Private Wealth. Robert is Head Private Wealth US and a member of the Global Executive Board. He leads Partners Group’s U.S. private wealth and defined contribution practice and is President, Portfolio Manager and Member of the Board of Managers of Partners Group Private Equity (Master Fund), LLC. He also chairs Partners Group’s Investment Committee. Robert joined the firm in 2005 as a member of the Private Equity investment team and has over 25 years of industry experience. Prior to joining

Partners Group, he worked at UBS Warburg and Salomon Smith Barney. Robert holds an MBA from the Johnson School at Cornell University, where he was a Roy H. Park Leadership Fellow, and a BA from Tulane University, where he majored in economics and history. He is a CFA charterholder.
Robin Shelley, Managing Director, Private Equity Partnership Investments. Robin Shelley is a Managing Director on the Private Equity Partnership Investments team of Partners Group in New York. He is a member of the PG USA, Private Equity secondaries, and Private Equity co-investments investment committees and serves on the Board of Directors of the firm’s impact foundation. He has been with Partners Group since 2012 and has over 16 years of industry experience. Prior to joining the firm, he worked in private equity at a family office in Geneva and in M&A at Hawkpoint Partners in London. He holds a BSc in Economics from the University of Bristol.
Thomas Stein, Partner, Head Private Credit Americas. Thomas Stein is Head of Private Credit in the Americas, based in New York. He is a member of the Global Investment Committee and Co-Chairman of the Global Direct Debt Investment Committee. He has over 30 years of industry experience. Prior to joining Partners Group, he worked at Guggenheim, Goldman Sachs, Wells Fargo, and Bank of America. He holds an MBA from the University of Chicago Booth School of Business in Illinois, USA and a bachelor’s degree in economics from the University of Santa Clara, California, USA.
Adam Howarth, Partner, Portfolio Management Americas. Adam Howarth is Regional Head of Portfolio Management for the Americas, based in Denver. He was previously the Co-Head Private Equity Integrated Investments Americas. He is also a member of Partners Group’s private equity integrated investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at HarbourVest Partners, LLC. He holds a BA from Trinity College and an MBA from the New York University Stern School of Business.
Ron Lamontagne, Managing Director, Co-Head Private Real Estate Americas. Ron Lamontagne is Regional Head of the Private Real Estate Americas business unit, based in New York. He is a member of Partners Group’s private real estate directs investment committee. He has over 30 years of industry experience. Prior to joining Partners Group, he worked at GE Capital Real Estate where he had numerous roles including equity and debt originations, asset management, loan modifications, property dispositions and risk management. He holds an MBA in finance and marketing from the New York University Stern School of Business.
Sujit John, Managing Director, Private Equity Health & Life. Sujit John is part of the Private Equity Health and Life business unit, based in New York. He is a member of Partners Group’s Investment Committee and the Health and Life Vertical Investment Committee. He is also a member of the Board of Directors of Partners Group’s portfolio companies Axia Women’s Health, LLC, Blue River PetCare and PCI Pharma Services. He has been with Partners Group since 2012 and has 20 years of industry experience. Prior to joining Partners Group, he worked at WestView Capital Partners, Arlington Capital Partners and Citigroup Global Markets. He holds a bachelor’s degree in management from Boston College, Massachusetts, USA.
Anthony Shontz, Partner, Global Head Private Equity Partnership Investments. Anthony Shontz is Global Head of Private Equity Partnership Investments. He is a member of Partners Group’s private equity partnership investment committee as well as the global investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at Pacific Private Capital and Prudential Capital Group. He holds an MBA from the Kellogg School of Management at Northwestern University and an undergraduate degree from Brigham Young University.
For additional information regarding these individuals’ compensation, other accounts managed by them and their holdings in the Fund, see the SAI.
PGIM
Gregory Peters, Co-Chief Investment Officer of PGIM Credit. Mr. Peters is one of the co-heads on the Multi-Sector Team. Prior to joining PGIM in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for Morgan Stanley’s macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters serves as a member of the Treasury Borrowing Advisory Committee of the U.S. Department of the Treasury. He is also a member of Chatham House, The Institute of International & European Affairs (IIEA) and the Bretton Woods Committee. Mr. Peters was named a 2018 and 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit. In October 2025, Mr. Peters was inducted into the Fixed Income Analysts Society Inc. (FIASI) Fixed Income Hall of Fame. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University.

Tom McCartan, Managing Director and Portfolio Manager of PGIM Multi-Sector Team. Mr. McCartan joined PGIM in 2015 and had specialized in asset allocation and liability-driven investment strategy. Prior to joining PGIM, Mr. McCartan was based in the UK for 5 years, working at Mercer and Redington where he worked with institutional pension and insurance clients to develop strategic asset allocation and liability hedging strategies. Mr. McCartan received a BSc. with Honors in Actuarial and Financial Studies from University College Dublin. He holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the UK Institute of Actuaries (FIA).
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

CONTROL PERSONS
A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [As of [ ], the Fund could be deemed to be under control of [ ], through its affiliated entities, which has voting authority with respect to [ ]% of the outstanding interests in the Fund.] A control person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

NET ASSET VALUE
Calculation of NAV
The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund determines the NAV per share of each class of Common Shares by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares, if any, and dividends payable) by the total number of shares of Common Shares outstanding.
The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under valuation policies and procedures established by the Board. These valuation policies and procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities or investments and other market factors.
Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.
The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign instruments owned by the Fund may trade on weekends or other days when the Fund’s Common Shares do not trade. As a result, the Fund’s NAV may change on days when you will not be able to purchase or sell shares.
The Board has designated the Manager as the “valuation designee” pursuant to the provisions of Rule 2a-5 under the Investment Company Act (the “Valuation Designee”). If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee made up of representation from the Valuation Designee. Specifically, representation from Compliance, Product Development, Fund Law and Fund Administration (“Valuation Committee”). In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value.
The Subadvisers often provide relevant information for the meetings of the Valuation Committee.
Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment.
The Board reviews the valuations of our portfolio investments quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.
Portfolio Fund Investments
Secondary investments and primary investments in Portfolio Funds are generally valued based on the latest net asset value reported by the associated Portfolio Fund Manager as a practical expedient, in accordance with ASC 820. Portfolio Funds are generally valued based on the latest net asset value reported by the Portfolio Fund Manager. Valuation adjustments are recorded quarterly or monthly, as applicable, and are based on the net asset value from capital account statements distributed by Portfolio Fund Managers, which are generally received on a one-quarter period delay. Reported values are increased or decreased for subsequent contributions to or distributions from the Portfolio Fund.
In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Valuation Designee also intends to track valuation relevant information relating to the assets held by each Portfolio Fund which is reasonably available at the time the Fund values its investments. The Valuation Designee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Designee concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above in “Net Asset Value.”

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Valuation Designee will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).
Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.
At least annually, the Valuation Designee reviews the appropriateness of the Fund’s valuation policies and procedures.
Private Credit Investments
Investments with Reliable Readily Available Market Prices
The Valuation Designee will use reliable market quotations to value the Fund’s investments when such market quotations are readily available.
Investments without Reliable Readily Available Market Prices
Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Valuation Designee. Market quotations may be deemed not to represent fair value in certain circumstances where the Manager reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, the Valuation Designee typically utilizes independent third party valuation firms (“Independent Valuation Advisers”) to assist the Valuation Designee in determining fair value. Accordingly, such investments go through a multi-step valuation process as described below. The Valuation Designee intends to engage one or more independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Valuation Designee, subject to oversight by our Board, has approved a multi-step valuation process each month, as described below:
1. Valuation process begins with each portfolio company or investment being initially valued at cost. For Level 3 investments, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.
2. Valuation Designee discusses valuations and determines in good faith the fair value of each investment in the portfolio based in part on information from an independent valuation firm that is provided on a monthly basis in conjunction with the determination of the Net Asset Value (NAV) per share each month.
3. Valuation conclusions are discussed with and documented by the Valuation Designee, including whether a significant observable change has occurred since the most recent month-end with respect to an investment that requires an adjustment from the most recent monthly valuation.
4. The Board reviews valuations approved by the Valuation Designee at least quarterly.
Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

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available current market data, including relevant and applicable market trading and transaction comparables,
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applicable market yields and multiples,
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security covenants,
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seniority of investments in the investee company’s capital structure,
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call protection provisions,
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information rights,
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the nature and realizable value of any collateral,
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the portfolio company’s ability to make payments,
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its earnings and discounted cash flows,
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the markets in which the portfolio company does business,
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comparisons of financial ratios of peer companies that are public,
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M&A comparables,
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our principal market (as the reporting entity) and
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enterprise values, among other factors.
Private Real Estate Investments
Investments with Reliable Readily Available Market Prices
Securities for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation, which must be a day on which the NYSE is open for trading (“Valuation Day”) or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price or if the mean price does not represent fair value, in the judgment of the Valuation Designee. Securities for which its primary exchange designates an official closing price (“Official Closing Price”) (e.g., securities traded on the London Stock Exchange) shall be valued at the Official Closing Price on the Valuation Day. Investments in open-end, non-exchange-traded mutual funds will be valued at their net asset value as determined as of the close of the NYSE on the Valuation Day.
Debt securities and “over the counter” securities will generally be valued at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer. These securities include i) debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which market quotations are readily available, as well as ii) other securities that are traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Valuation Designee to be over-the-counter.
Any other securities and investments with readily available market prices will be valued in accordance with the Fund’s valuation policies and procedures.
If the prices described above, in the judgment of the Valuation Designee do not represent fair value, they may be valued as “fair value” securities pursuant to the Fund’s valuation policies and procedures.
Investments without Reliable Readily Available Market Prices
Fair value of the Fund’s real estate investments that do not have reliable readily available market prices will be determined as described below.
Real Property Investments
Subject to the oversight of the Valuation Designee and the Board, the Independent Valuation Advisor will administer the real property valuation process for the Fund on a monthly basis and will select (subject to the Valuation Designee’s approval) and manage the process associated with third-party appraisal firms with respect to the annual valuation of the Fund’s real property investments.
Investments in newly acquired properties may initially be valued at cost. Each property will then be valued by an independent third-party appraisal firm within the first six months (but typically three months) of acquisition and no less than annually thereafter. Upon conclusion of the appraisal, the independent third-party appraisal firm prepares a written report. Each third-party appraisal and review by the Independent Valuation Advisor is performed in accordance with the Code of Ethics & Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice, or the similar industry standard for the country where the property appraisal is conducted. Any appraisal provided by an independent third-party appraisal firm will not be used in the valuation of the applicable property until the Independent Valuation Advisor has reviewed and confirmed for reasonableness such appraisal.

The Independent Valuation Advisor will cause approximately 1/12th of the Fund’s real property investments to be appraised by third-party appraisers each month. Each asset will be appraised by a third-party appraiser other than the Independent Valuation Advisor once per year. Each month the Independent Valuation Advisor (or, in the case of certain assets located outside of the United States, a valuation firm designated by the Independent Valuation Advisor) will analyze the remaining approximately 11/12ths of the Fund’s real properties for value changes that are not being appraised by a third-party appraiser that month.
In addition, the Valuation Designee will monitor the Fund’s properties for events that it believes may have a material impact on the most recent estimated values of such property, and coordinate with the Independent Valuation Advisor to incorporate the impact of those events in estimated fair values, as needed. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Upon the occurrence of such a material event and provided that the Valuation Designee is reasonably aware that such event has occurred, the Valuation Designee will promptly notify the Independent Valuation Advisor and request that the Independent Valuation Advisor promptly provide an interim valuation adjustment. The Independent Valuation Advisor will also monitor overall market conditions and communicate to the Valuation Designee any conditions that it believes could materially impact any of the Fund’s appraisal values, and may perform an appraisal for any real property outside the monthly valuation cycle if the Valuation Designee notifies it of a property-specific material event, as a result of certain capital market material events, or if necessary to confirm any valuation previously communicated to the Valuation Designee.
The Independent Valuation Advisor will value the Fund’s real properties using the valuation methodology it deems most appropriate and consistent with and in accordance with industry best practices and market conditions. The Valuation Designee expects the primary methodology used to value the real properties will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each property will be accrued on the basis of data extracted from (1) the annual budget for such property and (2) material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to the Fund’s properties when the Valuation Designee becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include market and cost approaches.
Real estate appraisals are reported on a free and clear basis, excluding any property-level indebtedness that may be in place. Fund level and property level debt will be valued separately in accordance with GAAP.
Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Valuation Designee using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.
As described above, each month, the Valuation Designee and the Independent Valuation Adviser will determine the value of each real property, based on an estimated month-end value. The Fund will use the values determined for purposes of calculating its NAV.
Private Real Estate Debt
Private real-estate related debt investments, such as debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions (“Private Realty Debt Investments”), owned directly or indirectly by the Fund will generally be valued as “fair value” securities.
At origination, a Private Realty Debt Investment will be valued at cost until an Independent Appraisal (as described below) is available. The Valuation Designee will retain an independent appraisal management firm (the “Appraisal Management Firm”) that will provide, or arrange for another independent appraisal firm to provide, monthly independent appraisal of each Private Realty Debt Investment. The value that the Appraisal Management Firm provides, or causes to provide, as noted above, will remain in effect and will be used in each day’s calculation of the Fund’s net asset value until the next such independent appraisal of the Private Realty Debt Investment.
The Valuation Designee will monitor on an ongoing basis the value of Private Realty Debt Investments. On any day, independent of the appraisal process, the Valuation Designee may adjust the value of a Private Realty Debt Investment based on market events or issuer-specific events that have increased or decreased the realizable value of the Private Realty Debt Investment.

Real Estate-Related Securities and Other Securities
Real estate-related securities and other securities that do not have reliable readily available market quotations may be valued by one or more third-party pricing services as fair value securities.

DISTRIBUTIONS
The Fund expects to declare and pay regular monthly distributions. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently.
Cash distributions to holders of the Common Shares, net of any applicable withholding tax, will automatically be reinvested under the DRIP in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Common Shares of the same class of Common Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Common Shares being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”
If, for any monthly distribution, net investment income and net realized gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the shareholder’s basis in his or her Common Shares. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell the Common Shares in the Fund, the amount, if any, by which the Fund’s sales price exceeds your basis in the Common Shares is gain subject to U.S. federal income tax. Because a return of capital reduces your basis in the Common Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the Common Shares, all other things being equal. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. As a result, you may be required to pay U.S. federal income tax even if selling your investment in the Common Shares at a loss. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.
Various factors will affect the level of the Fund’s income, including the asset mix and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

DISTRIBUTION REINVESTMENT PLAN
Unless a shareholder elects to receive cash by contacting [ ] (the “Plan Administrator”), all distributions declared on Common Shares, net of any applicable withholding tax, will be automatically reinvested by the Plan Administrator pursuant to the Fund’s DRIP, in additional Common Shares. Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions (together, a “Distribution”) in cash directly to the shareholder of record (or, if the Common Shares is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Distributions. Such notice will be effective with respect to a particular Distribution. Some brokers may automatically elect to receive cash on behalf of the Common Shareholders and may reinvest that cash in additional Common Shares.
The Plan Administrator will open an account for each Common Shareholder under the DRIP in the same name in which such Shareholder’s Common Shares is registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”). The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the NAV per Common Shares on the payment date.
The Plan Administrator maintains all shareholder accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each plan participant will be held by the Plan Administrator on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP.
The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the DRIP in accordance with the instructions of the participants.
In the case of the shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the DRIP on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.
There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the Plan Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by the Fund to the transfer agent. There are no brokerage charges with respect to Common Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Common Shares or in cash.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of Distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. Any such additional shares issued pursuant to the DRIP will have a tax basis equal to the cash deemed received or fair market value of the distributed shares, if higher. See “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
Each participant may terminate the participant’s account under the DRIP by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Distributions are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Distributions in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The DRIP may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Distribution by the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence or questions concerning the DRIP should be directed to the Plan Administrator, at [ ] or by calling the Plan Administrator (toll-free) at [ ].

DESCRIPTION OF SHARES
The Fund is a newly organized Delaware statutory trust formed on November 18, 2025. The Fund currently offers two classes of Common Shares on a continuous basis: Class I Shares and Class D Shares. The Manager obtained exemptive relief from the SEC that permits the Fund to issue multiple classes of Common Shares. An investment in any class of Common Shares of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each class of Common Shares are expected to be different. The estimated fees and expenses for each class of Common Shares are set forth in “Summary of Fund Expenses.”
Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Common Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.
Any additional offerings of classes of Common Shares will require approval by the Board. Any additional offering of classes of Common Shares will also be subject to the requirements of the Investment Company Act, which provides that such Common Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s common shareholders.
The following table shows the amounts of Common Shares that have been authorized and outstanding as of [ ], 2026:
Share Class	Amount Authorized	Amount Outstanding
Class I	Unlimited	[ ]
Class D	Unlimited	[ ]
There is currently no market for the Common Shares, and the Fund does not expect that a market for the Common Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
An investor in the Fund will be a shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.
Shareholders; Additional Classes of Shares
Persons who purchase Common Shares will be shareholders of the Fund. The Manager may invest in the Fund as a shareholder.
In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Common Shares offered in this Prospectus.
Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.
Anti-Takeover and Other Provisions
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds of the outstanding voting Common Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Common Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Common Shares a “redeemable security” as that term is defined in the Investment Company Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, is required. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the Investment Company Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Common Shares entitled to vote, the Fund shall, upon complying with any requirements of the Investment Company Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Common Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.
Limitation of Liability; Indemnification
The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, and shall not be liable for errors of judgement or mistakes of fact or law. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.
Derivative Actions and Direct Actions
The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Common Shares of the Fund or ten percent (10%) of the outstanding Common Shares of the series or class to which such action relates, shall join in the request for the

Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in good faith and shall be binding upon the shareholders.
In addition, each shareholder agrees that any claim that affects all shareholders of the Fund or any series or class equally, that is, proportionately based on their number of Common Shares in the Fund or in such series or class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholder’s rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim (and regardless, in each case, of whether such claims sound in tort, fraud or otherwise, or are based on common law, statutory, equitable, legal or other grounds).
Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under U.S. federal securities law.
Exclusive Jurisdiction
Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. The exclusive jurisdiction provision limits a shareholder’s ability to litigate a claim in a jurisdiction that may be more favorable and convenient to the shareholder. It may also make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under U.S. federal securities law. Shareholders also waive the right to jury trial to the fullest extent permitted by law.
Amendment of the Declaration of Trust
The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the shareholders unless the approval of shareholders is required under Investment Company Act or such an amendment would limit shareholder rights, as discussed in the Declaration of Trust.
Term, Dissolution, and Liquidation
Unless dissolved and terminated as provided in the Declaration of Trust, the Fund shall continue without limitation of time. The Fund may be terminated by a vote of at least a majority of the outstanding Common Shares or a vote of the Trustees without the need for a shareholder vote. Upon liquidation of the Fund, after paying or adequately providing for the payment of all claims and obligations required under the DSTA, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Common Shares of the Fund in accordance with the respective rights of such classes.
Transfer Restrictions
No person shall become a substituted shareholder of the Fund without the consent of the Fund. Shares held by shareholders may be transferred only: (i) by operation of law in connection with the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or (ii) with the consent of the Board (which may be withheld in its sole and absolute discretion).
Notice of a proposed transfer of Common Shares must also be accompanied by a properly executive instrument of transfer, including evidence of compliance with any securities laws and contractual restrictions as may be required. In connection with any request to transfer Common Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
Any transferee acquiring Common Shares by operation of law in connection with the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder, will be recorded on the applicable register of Common Shares as the shareholder of such Common Shares upon providing proper evidence to the Trustees or its delegate, but until such record is made, the shareholder of record will be deemed to be the shareholder of such Common Shares for all purposes.

PERIODIC REPURCHASE OFFERS
No Right of Redemption
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Common Shares, makes periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s interval structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expect to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV subject to the approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to occur no later than two calendar quarters after the effective date of the Fund’s registration statement.
Repurchase Dates
The Fund makes quarterly repurchase offers. As discussed below, the date on which the repurchase price for Common Shares is determined shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).
When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:
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The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.
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The date on which a shareholder’s repurchase request is due.
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The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
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The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.
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The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.
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The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
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The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline. The Fund will be deemed to have received a repurchase request when a Selling Agent or, if applicable, a Selling Agent's authorized designee, receives the order.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.pgim.com or calling the Fund’s transfer agent at (844) 753-6354.
Your financial adviser or other financial intermediary may charge service fees for handling Common Share repurchases. Please consult your financial adviser or other financial intermediary for details.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the Investment Company Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Oversubscribed Repurchase Offers
There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares (in the aggregate across all share classes) tendered on a pro rata basis. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their shares, before prorating other amounts tendered.
If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.
Consequences of Repurchase Offers
From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.
If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.
These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk” above. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain U.S. Federal Income Tax Considerations” below and in the Statement of Additional Information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass- through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund has elected or will elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code commencing with the taxable year ending September 30, 2027.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Notwithstanding this general treatment, the Fund generally may be subject to corporate-level U.S. federal income tax on any amounts of “built-in gain” with respect to all or a portion of the investments held prior to the date on which the Fund’s first taxable year as a RIC begins (“Appreciated Assets”) that the Fund recognizes during the five-year period beginning on such date. However, the Fund may make an election to recognize gain to the extent of any unrealized appreciation in the Appreciated Assets, in which case any “built-in gain” on which the Fund would be required to pay corporate-level U.S. federal income tax will be eliminated.
As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to our shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible U.S. federal excise tax at the applicable rate. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% gross income test and the diversification tests described above, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise disregarded as entities separate from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. If the Fund does not receive sufficient information from such entities regarding their underlying investments and income realizations, the Fund risks failing to satisfy the 90% gross income test and the diversification tests.
In order to meet the 90% gross income test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% gross income test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.
If the Fund failed to qualify as a RIC and is not eligible for relief provisions or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.
Treatment of Distributions to Shareholders
Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in their shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. To the extent that a portion of the Fund’s investment company taxable income is attributable to dividends paid by U.S. domestic corporations or certain qualified foreign corporations, shareholders that satisfy certain holding period requirements and, in the case of a corporate shareholder, certain other conditions, generally may treat a ratable portion of dividends from the Fund as qualifying for, in the case of a corporate shareholder, a dividends received deduction calculated at the applicable percentage or in the case of a non-corporate shareholder, the preferential rates applicable to qualified dividend income.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by U.S. shareholders for purposes of the tax rules applicable to interest expense limitations under the Code. Such treatment by U.S. shareholders is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over its (i) business interest expense and (ii) other deductions properly allocable to our business interest income.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional shares with a fair market value equal to or greater than NAV, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Any such additional shares issued pursuant to the DRIP will have a tax basis equal to the amount of cash deemed received or fair market value of the distributed shares, if higher. The additional shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the shareholder and the affected expense will be treated as having been incurred by the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate income trust (“REIT”) dividends. IRS regulations allow the Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.
In certain circumstances, the Fund may choose to pay a portion of a required dividend in shares, rather than in cash, even to shareholders that have “opted-out” of the Fund’s DRIP. If shareholders in the aggregate have elected to receive an amount of cash greater than the amount of cash available for distribution to shareholders in respect of a dividend, then each shareholder who has elected to receive cash will receive a pro rata share of the cash and the rest of its distribution in shares of the Fund. The value of the portion of the distribution made in shares will be equal to the amount of cash for which the shares are substituted, and the Fund’s shareholders will be subject to U.S. federal income tax on such amount as though they had received cash.
As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form) to shareholders subject to information reporting, identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year.

Sale or Exchange of Shares
Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
From time to time, the Fund expects to offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Tax-Exempt Investors Shareholders
A U.S. shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the shareholder is considered to derive “unrelated business taxable income” as defined in the Code (“UBTI”). As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Therefore, under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt shareholder directly generally will not be attributed to the Fund’s tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Therefore, a tax-exempt U.S. shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of shares and receipt of dividends with respect to such shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. shareholder. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in shares if such tax-exempt shareholder borrows to acquire its shares. A U.S. tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax at the applicable rate (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax at the applicable rate on such capital gain dividends, undistributed capital gains and sale or exchange gains.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies their foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.
Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).
Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
An issuer in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in such issuer. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the distribution requirement or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% gross income test.
Original Issue Discount
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Foreign Taxes
The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the excise tax at the applicable rate. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Non-U.S. Investments, including PFICs and CFCs
The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.
If the Fund purchases shares in a passive foreign investment company (“PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% gross income test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the annual distribution requirement.

To the extent that the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including to the extent that it holds certain of its investments through a subsidiary non-U.S. corporation, as discussed above, the Fund may be treated as receiving a deemed distribution of ordinary income each year from such foreign corporation in an amount equal to its pro rata share of the CFC’s income for the taxable year (including both ordinary income and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a “United States shareholder” of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by United States Shareholders. A “United States shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the annual distribution requirement.
Other Tax Matters
Medicare Tax U.S. shareholders that are individuals, estates or trusts may be required to pay the applicable rate of Medicare tax on the lesser of (i) the excess of such U.S. shareholders’ “modified adjusted gross income” (or “adjusted gross income” in the case of estates and trusts) over certain thresholds and (ii) such U.S. shareholders’ “net investment income” (or “undistributed net investment income” in the case of estates and trusts). Net investment income generally includes a shareholder’s allocable share of the Fund’s income, as well as gain realized from the sale of shares of the Fund. Prospective shareholders should consult their own tax adviser regarding the implications of the Medicare tax for their ownership and disposition of shares of the Fund.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a United States federal withholding tax at the applicable rate may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.
Taxes in Other Jurisdictions
Shareholders of the Fund could be subject to tax return filing obligations and income, franchise or other taxes, including withholding taxes, in non-U.S. jurisdictions in which the Fund invests. Additionally, the Fund itself may become subject to taxes, including withholding taxes, in non-U.S. jurisdictions in which the Fund invests which would reduce cash available to the Fund to distribute to shareholders or to repurchase shares pursuant to the share repurchase plan. We will attempt, to the extent reasonably practicable, to structure the Fund’s operations and investments so as to avoid income tax filing obligations by shareholders in non-U.S. jurisdictions. However, there may be circumstances in which we are unable to do so. Income or gain from investments held by the Fund may be subject to withholding or other taxes in jurisdictions outside the United States, except to the extent an income tax treaty applies. If shareholders wish to claim the benefit of an applicable income tax treaty, they might be required to submit information to tax authorities in such jurisdictions. Prospective shareholders should consult their own tax adviser regarding the U.S. state, local and non-U.S. tax consequences of a purchase of shares of the Fund.

CERTAIN ERISA CONSIDERATIONS
The following is a summary of certain considerations associated with the purchase of Common Shares by (i) “employee benefit plans” that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Code or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of the Code or ERISA (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include “plan assets” of any of the foregoing described in clauses (i) and (ii) pursuant to ERISA or other applicable law (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).
General Fiduciary Matters
ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, “plans” within the meaning of, and subject to, Section 4975 of the Code (including “Keogh” plans and IRAs), and (b) entities whose underlying assets are considered to include the assets of any of the foregoing described in clauses (a) and (b) above (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).
In considering an investment in Common Shares of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any applicable Other Plan Laws.
Prohibited Transaction Issues
Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.
Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of Common Shares by a Benefit Plan Investor with respect to which the Fund, the Manager, the Distributor or a Subadviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.
Plan Assets
Under ERISA and the regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the Investment Company Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation. Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund, the Manager or the Subadviser(s) will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.
Other Plans
Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in Common Shares should consult with their legal advisors regarding their proposed investment in Common Shares.
Representation
By acceptance of Common Shares, each purchaser and subsequent transferee of Common Shares will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to acquire and hold Common Shares constitutes assets of any Plan or (ii) the purchase and holding of Common Shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.
Reporting of Indirect Compensation
Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the U.S. Department of Labor regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the Management Fee payable to the Manager and the Distribution and Servicing Fee payable to the Distributor, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.
The foregoing discussion of ERISA, the Code and Other Plan Law issues should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws make their own independent decision regarding an investment in the Fund. The foregoing discussion is general in nature and is not intended to be all-inclusive. Each Plan fiduciary should consult with its legal advisors concerning the considerations discussed above before making an investment in the Fund. As indicated above, Other Plan Laws governing the investment and management of the assets of Plans that are not subject to Title I of ERISA or Section 4975 of the Code, such as governmental plans and non-U.S. plans, may contain fiduciary responsibility and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code. Accordingly, Plans, in consultation with their legal advisors, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable.

PLAN OF DISTRIBUTION
Common Shares
The Fund currently offers two classes of its Common Shares on a continuous basis: Class I Common Shares and Class D Common Shares. The Fund may offer additional classes of its Common Shares in the future. The Manager has obtained exemptive relief from the SEC that permits the Fund to issue multiple classes of Common Shares.
Unlisted Closed-End Fund Structure; Limited Liquidity
The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Periodic Repurchase Offers” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
Distributor
The Distributor is the principal underwriter and distributor of the Class I Shares and Class D Shares, and serves in that capacity on a “best efforts” basis, subject to various conditions. The Distributor is an affiliate of PGIM. The Distributor is located at 655 Broad Street, Newark, New Jersey 07102-4410, and is a broker-dealer registered with the SEC and a member of FINRA.
Other Selling Agents may be appointed by the Distributor to assist in the sale of the Common Shares on a “best efforts” basis. Shares of Common Shares are generally offered through Selling Agents that have entered into selling agreements with the Distributor. The Fund has authorized one or more Selling Agents to receive on its behalf purchase and repurchase orders. Such Selling Agents are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund's behalf.
The Distributor is not obligated to sell any specific amount of shares of Common Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.
Sales Load
Class D Shares are subject to a sales load of up to [ ]% of the total offering price (including sales load). Class D sales loads are waived for certain types of investors, including investors investing through certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, as well as clients of financial intermediaries who (i) offer Class D Shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP.
The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class D Shares purchased by their customers. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common Shares.
Class I Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions to their Selling Agents on purchases and sales of such shares.
Distribution and Servicing Plan
The Fund has adopted a Distribution and Servicing Plan for its Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Class D Shares and activities related to administration and servicing of Class D accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of shares. Under the Distribution and Servicing Plan, Class D Shares of the Fund pay distribution and other fees to the Distributor as compensation for its services, which the Distributor generally pays (or “reallows”) to Selling Agents. These Distribution and Servicing Fees — known as 12b-1 fees — are set forth in the “Summary of Fund Expenses” table and are described in greater detail below.
Under the Distribution and Servicing Plan, Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [ ]% based on the aggregate net assets of the Fund. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The Distribution and Servicing Fee is paid out of Class D Shares’ assets and decreases the net profits or increases the net losses of the Fund solely with respect to the class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.
Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.
Minimum Investment and Share Class Availability
Generally, the minimum initial investment is $[ ] for Class D Shares. The minimum subsequent investment is $[ ] for Class D Shares, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for Class D Shares can be modified or waived in the sole discretion of the Fund or the Distributor (defined below), including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. See “Plan of Distribution — How to Purchase Common Shares.” Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion.
Class D Shares are available to the general public through Selling Agents and other financial intermediaries that offer them.
Class I Shares are generally available to various institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Institutional investors are responsible for indicating their eligibility to purchase Class I Shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class I Shares be placed directly with the Fund’s Transfer Agent. Please contact the Transfer Agent at (844) 753-6354 for further details.
Class I Shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class I Shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class I Shares of the Fund, or whose programs are available through financial intermediaries that offer Class I Shares of the Fund, for (1) mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; (2) mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or (3) fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class [ ] Shares through such programs and that have agreements with [ ] to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares.
Class I Shares also can be purchased by any of the following: (1) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class I Shares of the PGIM Funds are an available option; (2) current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM or any other affiliate of Prudential; (3) current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund; (4) Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option); (5) PGIM Funds, including PGIM funds-of-funds; (6) qualified state tuition programs (529 plans); and (7) investors working with fee-based consultants for investment selection and allocations.

How to Purchase Common Shares
The following section provides basic information about how to purchase Common Shares of the Fund.
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The Distributor acts as the distributor of Common Shares for the Fund on a “best efforts” basis, subject to various conditions and pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund. Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more Selling Agents to receive orders on its behalf.
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Class I Shares and Class D Shares will be continuously offered at NAV per share calculated each regular business day, plus any applicable sales load.
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Selling Agents may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through Selling Agents will normally be held in your account with that firm.
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The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.
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No market currently exists for the Common Shares. The Fund does not currently intend to list its Common Shares for trading on any securities exchange in the near future. There is currently no secondary market for the Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Neither the Manager nor the Distributor intends to make a market in the Common Shares.
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Investors purchasing shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.
Acceptance and Timing of Purchase Orders
A purchase order received by the Fund or its designee prior to the close of the NYSE, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which generally excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.
Investors may buy and sell shares of the Fund through Selling Agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund and receive purchase and repurchase orders on the Fund’s behalf. Orders will be priced at the Fund’s NAV next computed after they are received by a Selling Agent or the Selling Agent's authorized designee. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. Selling Agents may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent's authorized designee, receives the order. Purchase orders must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.
The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Purchasing Directly From the Fund
The following section provides additional information for investors wishing to purchase Class I Shares directly from the Fund. If you are investing through a financial intermediary, please contact your Selling Agent directly for more information.

Purchase by Mail. To purchase shares of Common Shares by mail, simply complete and sign the account application and mail it, or for subsequent purchases include name, fund name and account number along with a check made payable to the Fund:
Regular Mail	Overnight or Express Mail
PGIM Investments LLC P.O. Box 219929 Kansas City, MO 64121-9929	PGIM Investments LLC 801 Pennsylvania Ave, Suite 219929 Kansas City, MO 64105-1307
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box does not constitute receipt by the Transfer Agent. Receipt is determined at the time the order is received at the Transfer Agent’s offices.
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment.
It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application. An account application to purchase Common Shares is subject to acceptance by the Fund and is not binding until so accepted. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information is missing, your account application will be returned, and your account will not be opened.
Initial Investment — By wire. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at [ ] between 8:00 a.m. and 5:00 p.m. Central Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit.
Subsequent Investments — By wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired Funds Disclaimer. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at [ ] at least annually to ensure your account remains in active status.
Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
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If ownership is being changed on your account;
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When redemption proceeds are payable or sent to any person, address, or bank account not on record;
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When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
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For all redemptions in excess of $100,000 where proceeds are requested to be sent by check.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Anti-Money Laundering
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at [ ] if you need additional assistance when completing your account application.
If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.
Sales Load Reductions
This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class D Shares.
The public offering price of Class D Shares will be the NAV per share at the time of purchase, plus any applicable sales load. The initial sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Selling Agents, as described herein. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Common Shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class D Shares of the Fund are sold subject to the following sales load:
Your investment	Sales Load as a % of the offering price	Dealer Reallowance
Up to $100,000	[ ]%	[ ]%
$100,000 to $249,999	[ ]%	[ ]%
$250,000 and over	[ ]%	[ ]%
A person eligible for a sales load reduction includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a director or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the Investment Company Act. Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for shares of the Fund of the investor and other eligible persons, as described above.
Upon such notification, an investor will pay the lowest applicable sales load. Sales load reductions may be modified or terminated at any time. Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

Qualifying for a Reduced Class D Sales Load
Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class D Shares through utilization of the Rights of Accumulation, Letter of Intent or 90-Day Repurchase Privilege. These programs will apply to purchases of other closed-end funds that the Manager or its affiliates may sponsor in the future as well as any open-end funds sponsored by the Manager or its affiliates (collectively, the “Eligible Funds”). These programs are summarized below.
Rights of Accumulation
Any “purchaser” (as defined below) may buy Class D Shares at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21, purchasing Class D Shares for the individual’s own account or account with the individual’s spouse and/or children; or a director or other fiduciary purchasing Class D Shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source; or an organized group, provided that the purchases are made through a central administrator, or a single dealer.
Letter of Intent
A Letter of Intent (a “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Common Shares over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Common Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Transfer Agent to obtain an LOI application at [ ].
Shareholder’s Responsibility With Respect to Breakpoint Discounts
To obtain the Class D Share sales charge discount set forth above, you must inform your financial intermediary of the existence of any eligible amounts under any Rights of Accumulation in accounts held by family members at the time of purchase. You must inform your financial intermediary of all shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, because the Fund, the Transfer Agent and financial intermediaries may not maintain this information.
90-Day Repurchase Privilege
If you redeem Class D Shares, you may reinvest some or all of the proceeds in the same class of any Eligible Fund, other closed-end funds or interval funds that the Manager or its affiliates may sponsor in the future, as well as any open-end funds sponsored by the Manager or its affiliates on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Manager’s frequent trading policy (if any). Special tax rules may apply. All accounts involved must have the same registration. This privilege does not apply to purchases made through automatic investment services. The 90-day repurchase privilege only applies to your Class D Shares if you previously paid a front-end sales charge in connection with your purchase of such Class D Shares.

Automatic Reinvestment
For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent, distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Payments to Financial Intermediaries
The Fund may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of its Distribution and Servicing Plan, including for Class I Shares and Class D Shares.
The Manager and its affiliates, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Manager, for the sale of Common Shares and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Shares sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of Selling Agents to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.
Share Class Considerations
The Fund currently offers two classes of Common Shares: Class I Shares and Class D Shares. When selecting a class of the Common Shares, you should consider the following:
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Which classes of Common Shares are available to you;
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The amount you intend to invest;
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How long you expect to own the Common Shares; and
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The total costs and expenses associates with a particular class of Common Shares.
Each investor’s financial considerations are different. You should speak with your Selling Agent to help you decide which class of Common Shares is best for you. Not all Selling Agents offer all classes of Common Shares. In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Common Shares. If your Selling Agent offers more than one class of Common Shares, you should carefully consider which class of Common Shares to purchase.
Distribution in Foreign Jurisdictions
The distribution of this prospectus and the offer and sale of Common Shares in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase Common Shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Common Shares, and any foreign exchange restrictions that may be relevant thereto.
CUSTODIAN AND TRANSFER AGENT
[ ], serves as custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.

[ ], serves as the transfer and dividend disbursing agent of the Fund. [ ] is an affiliate of the Manager. [ ] provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. [ ], serves as sub-transfer agent to the Fund. [ ] has contracted with [ ] to provide certain administrative functions to [ ]. [ ] will compensate [ ] for such services.
LEGAL MATTERS
Simpson Thacher & Bartlett LLP, New York, NY and Washington, D.C., serves as counsel to the Fund. Morris, Nichols, Arsht & Tunnell LLP serves as Delaware counsel to the Fund.
REPORTS TO SHAREHOLDERS
When available, the Fund will make available to its Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund providing audit related services. The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
The Fund’s investments in public securities may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PGIM to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PGIM.
Investment Grade Debt Securities are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PGIM.
Below Investment Grade High Yield Securities (“Junk Bonds”), are those rated lower than Baa3 by Moody’s, BBB- by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
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Nature and provisions of the financial obligation and the promise S&P imputes; and
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Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
 c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PGIM PARTNERS GROUP PRIVATE MARKETS MULTI-ASSET FUND
CLASS I COMMON SHARES ([ ])
CLASS D COMMON SHARES ([ ])
PROSPECTUS
All dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.
You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.
[ ], 2026

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [ ]

PGIM Partners Group Private Markets Multi-Asset Fund
Statement of Additional Information dated [ ], 2026
PGIM Partners Group Private Markets Multi-Asset Fund, a Delaware statutory trust (the “Fund”), is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the common shares of beneficial interest, par value $0.001 per share (“Common Shares”), does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ], 2026 (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling (844) 753-6354. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

 i

INVESTMENT RESTRICTIONS
The Fund’s stated fundamental policies and restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, are listed below. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).
Fundamental Restrictions
Borrowing: The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended (the “Investment Company Act”), or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending: The Fund may not make loans except (a) through the purchase of debt securities or the origination of loans in accordance with its investment objective and policies or (b) as otherwise permitted by the Investment Company Act, or interpretations or modifications thereof by the SEC, SEC staff or other authority with appropriate jurisdiction, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities: The Fund may not issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration: [Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.]
The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.
For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, dollar rolls, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund relies on an applicable exemption under Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.

1

Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.
With respect to the fundamental policy relating to lending set forth above, the Investment Company Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when PGIM Investments or the Subadvisers believe the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the fundamental policy relating to commodities set forth above, the Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. For purposes of concentration, investments in municipal securities issued to finance a particular project are considered investments in the industry of that project and investments in the sovereign debt of any single country are considered investments in a single industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. Each foreign government will be considered to be a member of a separate industry. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Manager. In the absence of such classification or if the Manager determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Manager may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

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With respect to the Fund’s concentration policy as set forth above as it relates to investments in asset-backed securities (including collateralized loan obligations), the Fund does not take into account, and may not have sufficient information to ascertain, the exposure to a particular industry or group of industries as a result of investing in asset-backed securities. Accordingly, the Fund takes the position that to the extent its investments in asset-backed securities could be construed to result in a concentration of an industry or group of industries, it would not be due to any knowing or intentional exercise of a freedom of action reserved by the Fund to so concentrate. To facilitate these positions, the Fund takes the position, with respect to concentration in any particular industry or group of industries, that any asset- backed securities (including collateralized loan obligations) do not represent interests in any particular industry or group of industries and the Fund’s fundamental investment policy above, with respect to concentration, does not operate to limit the ability of the Fund to purchase such securities in any amount. In addition, Portfolio Funds and Private Credit Secondaries are not considered an industry for purposes of the Fund’s concentration policy, and the Fund’s investment in a Portfolio Fund or Private Credit Secondary that concentrates its investments in a particular industry will not be considered an investment by the Fund in that particular industry.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the Investment Company Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the Investment Company Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the Investment Company Act, the policy will be interpreted to mean either that the Investment Company Act expressly permits the practice or that the Investment Company Act does not prohibit the practice.
In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund:
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On a quarterly basis, the Fund makes an offer to repurchase a designated percentage of the outstanding Common Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time.
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The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the Repurchase Offer.
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Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
Non-Fundamental Policies
The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees”) without shareholder approval. The Fund will provide shareholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in [private markets investments] (as defined in the Prospectus).

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INVESTMENT POLICIES AND TECHNIQUES
The Fund’s investment objective is to seek total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.
The Fund seeks to achieve its investment objective by providing multi-asset exposure to primarily private markets investments, including, but not limited to, (i) private equity; (ii) infrastructure; (iii) private credit; and (iv) private real estate (collectively, “Private Markets Assets”).The Fund also expects to have exposure to public fixed income and equities and other liquid assets (defined below as “Liquid Markets Assets”) (together with the Private Markets Assets, the “Investment Exposures”). Subject to the Fund’s 80% policy (as described below), the Fund’s portfolio composition across sectors, asset classes, and implementation types are expected to vary over time and the Fund may not always have exposure to all private and public asset classes and strategies. Subject to the Manager's oversight, Partners Group, the Manager and the PGIM Subadvisers, determine the allocation among the Investment Exposures based on market conditions, macro trends, private and public market returns, investment availability and capacity, liquidity needs and other factors.
The Fund may obtain exposure to private equity investments through (i) direct investments in the equity of non-public operating companies; (ii) secondary investments in private equity pooled investment vehicles (“Portfolio Funds”); and (iii) to a lesser extent, primary investments in private equity Portfolio Funds.
The Fund may obtain exposure to private credit investments through (i) direct investments in privately originated debt across markets, sectors, and credit quality, including, but not limited to, middle market and large market direct lending, mezzanine debt, asset-backed finance; (ii) secondary investments in private credit Portfolio Funds; and (iii) to a lesser extent, primary investments in private credit Portfolio Funds.
The Fund may obtain exposure to private real estate and infrastructure investments through (i) direct investments in equity, debt and/or related structures of real estate investments; (ii) direct investments in equity, debt and/or related structures of infrastructure businesses; (iii) secondary investments in infrastructure-related Portfolio Funds; and (iv) to a lesser extent, primary investments in infrastructure-related Portfolio Funds.
Liquid Markets Assets include, but are not limited to, (i) public fixed income, including, but not limited to, money market instruments, government debt, investment grade and below-investment grade credit, securitized credit; (ii) public equities, including, but not limited to, common stocks, derivatives, pooled investment vehicles and other equity securities of issuers of any market capitalization in a diverse range of sectors and industries; and (iii) privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the Securities Act.
The Fund will seek investments in assets globally, with a focus on North America, and in particular, the United States. The Fund may also invest in other regions (primarily the United Kingdom, Europe, Australia and Latin America). However, depending on market conditions and investment opportunities, the Fund has the ability to tilt towards other markets and such exposures are expected to vary over time.
The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any joint venture’s or Subsidiary’s investments.
The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.
Convertible Securities
Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

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In analyzing convertible securities, the Subadvisers will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things. Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and Europe are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common shareholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Subadvisers in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Subadvisers by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

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More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Subadvisers may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Subadvisers may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Subadvisers believe such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the Subadvisers may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible.
Corporate Loans
Commercial banks and other financial institutions make loans to companies. These loans may be variously referred to as corporate loans, bank loans, or bank floating rate loans (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the SOFR or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 or 90 days but generally not more than one year. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell

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loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market (“OTC”), and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Floating rate loans are especially subject to liquidity and settlement risk due to the fact that they can take more than seven days to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.
Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Debt Securities
Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities are also subject to interest rate risk.
SOFR
The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.
Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the previously used rate, the London Inter Bank Offered Rate (“LIBOR”). SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.
Depositary Receipts
The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American depositary receipt (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.
Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

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Exchange-Traded Funds
The Fund may invest in exchange traded funds (“ETFs”). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including index exposure in the Fund’s investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. The Fund may invest in ETFs to a greater extent during its initial investment period.
When investing in the securities of ETFs, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of ETFs will be reduced by transaction and other expenses, including fees paid by the ETFs to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.
Shares of ETFs are listed and traded in the secondary market. Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an ETF may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an ETF will continue to be listed on an active exchange.
Derivatives
The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives, including credit default swaps, to manage its duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative or hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.
The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (the “CEA”), pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”). The Fund is not, therefore, subject to registration or regulation as a CPO under the CEA and the Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC.
Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager’s or Subadvisers’ view as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”).
Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Rule 18f-4 may limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.
A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”
Hedging
Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

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There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.
Indexed and Inverse Securities
The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.
In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)
Swap Agreements
The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”
Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement that is not cleared through a central counterparty will be accrued daily (offset against any amounts owed to the Fund).
Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps that are not cleared through a central counterparty only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).
Credit Default Swap Agreements and Similar Instruments
The Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

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Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Subadvisers to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Credit Linked Securities
Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Total Return Swap Agreements
The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Options on Securities and Securities Indexes
Types of Options
The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”
Call Options
The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

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A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
Put Options
The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.
The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund. The Fund will receive a premium for writing a put option, which increases the Fund’s return.
Futures
The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange- traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position. The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund segregates for the term of the option cash or other

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liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated.
Foreign Exchange Transactions
The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.
Forward Foreign Exchange Transactions
Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.
The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
Currency Futures
The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.
Currency Options
The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
Limitations on Currency Hedging
The Fund may use currency hedging instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Subadvisers believe that (i) there is a demonstrable high correlation between the currency in which

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the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
Risk Factors in Hedging Foreign Currency
Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
Risk Factors Involving Derivatives
Derivatives are volatile and involve significant risks, including:
Counterparty Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Regulatory Risk — the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.
The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

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Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Subadvisers anticipate the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury Inflation Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Certain U.S. Federal Income Tax Considerations” in the Prospectus.
Preferred Securities
Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred securities usually do not have voting rights. Preferred securities in some instances are convertible into common stock. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred securities offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities may act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the

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issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.
In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.
Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes affecting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividends paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Certain U.S. Federal Income Tax Considerations” in the Prospectus. Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Convertible Securities and Synthetic Convertible Securities
Convertible securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock) have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.
Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.
The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and the right to acquire a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks—Derivatives Risk” in the Prospectus. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.
Contingent Convertible Securities
Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity

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holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.
Subordinated instruments
CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Common Shares if the Fund invests in hybrid instruments.

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Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
The Fund’s use of commodity-linked instruments may be limited by the Fund’s intention to qualify as a RIC and may limit the Fund’s ability to so qualify. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If the Fund were to treat income from a particular instrument as qualifying income and the income were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level. See “Certain U.S. Federal Income Tax Considerations” in the Prospectus.
Structured Notes and Related Instruments
The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PGIM, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PGIM chooses to use structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).
Credit-Linked Trust Certificates
The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with

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derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the Investment Company Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the Investment Company Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks—Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value. See “Net Asset Value—Calculation of NAV” in the Prospectus. The Fund may lose its entire investment in a credit-linked trust certificate.
Equity And Equity-Related Securities
From time to time, the Fund may invest in or hold common stock and other equity and equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower, including, but not limited to, equity securities of REITs. Investments in equity securities incidental to investment in debt securities entail certain risks in addition to those associated with investments in those debt securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective. Equity securities held by the Fund may be illiquid.
Foreign Investments
The Fund may invest in foreign debt and/or equity securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk
Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk
The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk
Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.
Certain Risks of Holding Fund Assets Outside the United States
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk
Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Foreign Currencies and Related Transactions
The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and the income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See “Risks—Currency Risk” in the Prospectus. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although PGIM has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

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The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by PGIM.
Please see “Investment Policies and Techniques—Foreign (Non-U.S.) Investments,” “Investment Policies and Techniques—Foreign Exchange Transactions” and “Investment Policies and Techniques—Currency Risk and Exchange Risk” in the Prospectus for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest or engage and their related risks.
Illiquid Or Restricted Securities
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid investments. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, or in connection with repurchase offers, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act.
Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Investment In Emerging Markets
The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have

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expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
With respect to derivative instruments, PGIM generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or an instrument’s “country of exposure” is an emerging market country. PGIM will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
The Fund generally considers emerging market countries to be countries included in the JP Morgan Emerging Markets Bond Index Global Diversified Index, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, the JP Morgan Emerging Local Markets Index Plus or the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.
Investment In Other Investment Companies
The Fund may invest in other investment companies, including ETFs (including those advised by the Manager or its affiliates). In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.
Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3, and 12d1-4 promulgated by the SEC under the Investment Company Act and pursuant to the terms and conditions of exemptive orders granted by the SEC to certain ETFs. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees, unless waived) and, indirectly, the expenses of such investment companies (including management and advisory fees). To the extent the Fund invests in affiliated investment companies, management fees of either the Fund or an affiliated fund, as applicable, will be waived, so that shareholders of the Fund are not paying management fees.
Junk Bonds
Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Subadvisers believe are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:
Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.

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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.
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Investments in junk bonds may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear.
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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds, especially in a market characterized by a low volume of trading.
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The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Money Market Instruments
The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.
Municipal Bonds and Notes
Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which may be issued to meet seasonal working capital needs of a municipality or interim construction financing and may be paid from the general revenues of the municipality or refinanced with long-term debt. Municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
The Fund may invest in taxable municipal bonds and municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation for the Fund, the Manager will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment in which the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and may have reduced liquidity. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance that this will continue. A higher-than expected default rate could strain the

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insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by such insurance company or companies and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
Preferred Stock
Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.
“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.
Repurchase Agreements
The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
Restrictions on Entering into Affiliated Transactions
The Fund will rely on SEC staff no-action letters to invest alongside other clients of the Subadvisers in aggregated transactions in public securities and, if only price-related terms are negotiated, in privately placed securities. Investments in loans are treated as investments in securities for purposes of the Investment Company Act.
The Subadvisers will not cause the Fund to engage in co-investments investment transactions alongside certain other persons, including certain affiliates of the Manager or Subadvisers and certain public or private funds managed by the Manager or Subadvisers and their affiliates, in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (in addition to price-related terms) except in reliance on an order granting an exemption from Section 17(d) of the Investment Company Act and Rule 17d-1 thereunder or other applicable exemptive relief. Affiliates of the Fund have obtained such an exemptive order from the SEC that the Fund can rely on to participate in such negotiated investments in private placement securities in aggregated transactions alongside such affiliates. However, the exemptive order contains certain conditions that may limit or restrict the Fund’s ability to participate in such negotiated investments.

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Reverse Repurchase Agreements and Dollar Rolls
The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.”
The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.
Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
Securities Of Smaller or Emerging Growth Companies
Investment in debt issued by smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While the process of selection and continuous supervision by the Subadvisers do not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.
Short Sales and Short Sales Against-the-Box
The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, the security sold short is borrowed by the Fund and is delivered by the Fund to the broker-dealer through which the Fund made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed.
Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar investment companies that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities.

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Securities Lending
Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash.
Sovereign Debt
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Subsidiaries
The Fund may make investments in debt instruments and other securities directly or through one or more wholly-owned and controlled subsidiaries formed by the Fund (each, a “Subsidiary”). The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the Investment Company Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17). To the extent the Fund invests through one or more of Subsidiaries, the Fund would be exposed to the risks associated with such Subsidiary’s investments. Such Subsidiaries would likely not be registered as investment companies under the Investment Company Act and therefore would not be subject to all of the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund.
Supranational Entities
The Fund may invest in debt securities of supranational entities. Examples of supranational entities include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “shareholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
Temporary Defensive Strategy and Short-Term Investments
The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.
The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
Event-Linked Instruments
The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

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Variable- and Floating-Rate Securities
Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.
The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
U.S. Government Securities
The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC’s Temporary Liquidity Guarantee Program (“TLGP”) are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.
Yankee Obligations
The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which

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securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.
Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Bank Capital Securities and Bank Obligations
The Fund may invest in fixed time deposits and bankers’ acceptances, bank certificates of deposit and bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred securities. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities. The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.
Zero Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities
The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the U.S. federal income tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.

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Environmental, Social, and Governance (“ESG”) Integration
Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy unless specifically disclosed in its Prospectus, consideration of ESG factors that the Subadvisers deem financially material are embedded in various stages of the Subadvisers’ investment research processes for the Fund. In particular, where the Subadvisers believe an ESG factor or factors are likely to be financially material for an investment position over the relevant investment horizon, it will incorporate consideration of those factors into its overall credit assessment, alongside other relevant credit considerations. However, the ESG factors that the Subadvisers believe to be financially material can vary for each investment depending on the issuer’s activities and unique circumstances and may change over time. Further, ESG factors are not the sole considerations when making investment decisions for the Fund, and may be given more or less weight than other factors in the investment process. In some cases the Subadvisers may conclude that ESG factors are not likely to materially affect the financial value of an investment over its relevant investment horizon, or conclude that it believes that the investment adequately compensates investors for any material ESG risks that are present. The Subadvisers’ ESG integration processes are expected to evolve over time, so it is possible that the ESG factors being considered in the future may be different from those considered today. There can be no guarantee that the Subadvisers will correctly identify and evaluate all relevant ESG factors. It is also possible that the Subadvisers’ opinion of which ESG factors are likely to be financially material for an investment position could differ from those of other investors. Although the Subadvisers consider ESG factors as part of the investment process, there are no specific ESG criteria that must be considered in determining whether to include, maintain or exclude any potential investment for the Fund.
Subsidiaries
The Fund may make investments in debt instruments and other securities directly or through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the Investment Company Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17). In addition, PGIM and the Fund’s Board of Trustees will comply with the provisions of Section 15 of the Investment Company Act with respect to a Subsidiary’s investment advisory contract.

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TRUSTEES AND OFFICERS
The Fund’s Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board and officers is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Trustees.” Trustees who are not deemed to be Independent Trustees are referred to as “Interested Trustees.”
The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
Biographical Information of the Board of Trustees. Certain biographical and other information relating to the Trustees of the Fund is set out below.
Independent Trustees
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Morris L. McNair, III 1968 Trustee Portfolios Overseen: [46]
Chairman of SG Credit Partners, Inc. (lower middle
market lender) (August 2019–Present); Chief Executive
Officer of MidMark Financial Group, Inc. (specialty
finance business) (February 2019–Present); formerly,
Founding Partner of Virgo Investment Group
(middle-market opportunistic private equity fund)
(2010–2019); formerly, Investment Professional, Silver
Point Capital (2007–2009); formerly, Senior Managing
Director at CIT (2001–2007); formerly, Vice President
Wachovia’s Corporate Banking Group (1993–2001).

Formerly, Director, Lease Corporation of America (2013–
2022); formerly, Director, Stonegate Capital
(Co-Chairman) (2017–2019); formerly, Director;
AgResource Management/Agrifund (Chairman) (2016–
2019); formerly, Director, NOW Account Network
Corporation (2014–2019); formerly, Director, HPF Service
(Chairman) (2013–2019); formerly, Director, Zippy Shell
Incorporated (Chairman) (2015–2018); formerly, Director,
Ygrene Energy Fund (2014–2018).
Since [ 2026]
Mary Lee Schneider 1962 Trustee Portfolios Overseen: [46]
Formerly, President & Chief Executive Officer of SG360°
(direct marketing communications) (2015–2018);
formerly, President & Chief Executive Officer of Follett
Corp. (PreK-12 Educational Technology & Services)
(2012–2015); formerly, President, Digital Solutions &
Chief Technology Officer for RR Donnelley
(communications company for marketing, commercial
printing and related services) (1992–2012); formerly,
McGraw Hill’s Business Week Magazine (1987–1992);
Time Warner (1985–1987).

Independent Director, Propelis (formerly, SGS & Co.) (a
global brand agency) (2023-Present); Independent
Director, The Larry H. Miller Company (holding company
comprised of real estate, senior healthcare, sports/
entertainment businesses and various minority/majority
investments) (2015-Present); Trustee, Penn State
University’s Board of Trustees (2015-Present); Member,
Penn State Investment Council (2023-Present); Life
Director, Chicago Public Library Foundation
(2014-present); Mercy Home for Boys & Girls’ Leader
Council (2014-Present); Executive Service Corps of
Chicago (2025 to present).
Since [ 2026]
Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen: [46]
Formerly, Chief Operating Officer at Heitman LLC (global
real estate investment firm) (2013–2018); formerly,
Chief Operating Officer and Chief Executive Officer of Old
Mutual US Asset Management (institutional and retail
asset management business) (2002–2010); formerly,
Managing Director and Head of Defined Contribution
Plans, Putnam (2000–2001); formerly, Managing Director
and Chief Administrative Officer of the Institutional,
Retail and Defined Contributions Business; Putnam
Investments (1993-1999); formerly, Trust Accountant,
Financial Analyst, Controller of Institutional group;
formerly, Manager, Global Cash and Securities
Processing Group The Boston Company (now part of BNY
Mellon) (1982–1993).

Formerly, Director-Old Mutual Asset Management Trust
Co. (2009–2010); formerly, Trustee-Old Mutual Advisors
Fund II (2008–2010); formerly, Board Member of
numerous investment boutiques majority owned by Old
Mutual Asset Management (2004–2010).
Since [ 2026]

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Interested Trustee
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen: [146]
Executive Vice President (since May 2009) of PGIM
Investments LLC; Vice President (since June 2012) of
Prudential Investment Management Services LLC;
Executive Vice President (since September 2009) of AST
Investment Services, Inc.; Managing Director, Board
Governance of PGIM-Global Wealth (since March 2026);
formerly Senior Vice President, Global Product
Management and Marketing (2006- 2026) of PGIM
Investments LLC; Vice President (since March 2022) of
the PGIM Alternatives Funds and (since March 2010) of
the PGIM Retail Funds; formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
		None	Since [ 2026]
Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.
Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Stuart S. Parker 1962 President and Principal Executive Officer
President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012-January 2024);
formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments
LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).
Since [ 2026]
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief
Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and
(since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC,
and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate
Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of
PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Since [ 2026]
Patricia Flynn 1968 Chief Compliance Officer
Chief Compliance Officer (since May 2026) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM
Alternatives Funds; Vice President of Compliance at Prudential Financial Inc. (since March 2022); formerly Chief
Compliance & Risk Officer at Intech Investments (November 2005 to March 2022) and Assistant Regional Director
of Examinations, Branch Chief, and Examiner for the U.S. Securities & Exchange Commission, Miami Regional
Office (October 1994 to November 2005).
Since [ 2026]
Andrew R. French 1962 Secretary
Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March
2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential
Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services
LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate
Counsel (2006-2010) of Prudential.
Since [ 2026]
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020) of
PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.;
Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail
Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March
2014-September 2018) of Prudential.
Since [ 2026]
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Corporate Counsel (since March 2026) of Prudential; formerly Director and Corporate Counsel
(February 2017-March 2026) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM
Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.
Since [ 2026]

 30

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March
2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November
2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors
U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex
(2015-2020).
Since [ 2026]
George Hoyt 1965 Assistant Secretary
Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March
2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September
2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary
and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director
(2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).
Since [ 2026]
Devan Goolsby 1991 Assistant Secretary
Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance
Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority
(2015-2019).
Since [ 2026]
Kelly A. Coyne 1968 Assistant Secretary
Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since
March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.
Since [ 2026]
Christian J. Kelly 1975 Chief Financial Officer
Managing Director, Head of Registered Products Fund Operations (since March 2026); Chief Financial Officer
(since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM
Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018-2026) of PGIM
Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019-March 2023) of the PGIM Retail
Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022–July 2022)
of the PGIM Real Estate Fund Inc.
Since [ 2026]
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer
Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since
September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since
September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit
Income Fund, (since March 2022) of the PGIM Real Estate Fund Inc., and (since October 2019) of the PGIM Retail
Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration.
Since [ 2026]
Russ Shupak 1973 Assistant Treasurer
Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer (since
September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July
2022) of the PGIM Real Estate Fund Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust,
(since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities
Funds; formerly Vice President (2017-2026) within PGIM Investments Fund Administration; formerly Assistant
Treasurer (March 2022–July 2022) of the PGIM Real Estate Fund Inc.
Since [ 2026]
Robert W. McCormack 1973 Assistant Treasurer
Senior Director, RIC Fund Administration (since March 2026); Assistant Treasurer (since March 2023) of the PGIM
Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly
Vice President (2019-2026) within PGIM Investments Fund Administration.
Since [ 2026]
(a)
Excludes Mr. Benjamin, Interested Trustee of the Fund, who also serves as Vice President of the Fund. See biography above.
Explanatory Notes to Tables:
■
Trustees are deemed to be “interested persons,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■
Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■
“Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.
■
“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:
■
The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);
■
The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and
■
The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Real Estate Fund Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, and PGIM Partners Group Private Markets Multi-Asset Fund).
■
As used in the Fund Officers table, “Prudential” means The Prudential Insurance Company of America.

31

Compensation of Trustees and Officers. Pursuant to a Management Agreement (as defined below) with the Fund, the Manager pays all compensation of employees and officers of the Fund as well as the fees and expenses of all Interested Trustees.
The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Independent Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose board the Trustees may be asked to serve.
The following table sets forth the estimated compensation to be paid by the Fund to the Independent Trustees for service on the Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex (as defined below) for the most recently completed calendar year. Interested Trustees do not receive compensation from funds in the Fund Complex and therefore are not shown in the following table.
Compensation Received by Independent Trustees
Name	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) for Most Recent Calendar Year(2)(3)
Compensation Received by Independent Board Members
Morris L. McNair, III	$[ ]	None	None	$[ ]
Mary Lee Schneider	$[ ]	None	None	$[ ]
Thomas M. Turpin	$[ ]	None	None	$[ ]
Explanatory Notes to Compensation Table:
(1)
“Fund Complex” includes the Prudential Annuities Funds, the PGIM Retail Mutual Funds, the PGIM Alternatives Funds, and any other funds that are managed by PGIM Investments.
(2)
Compensation relates to portfolios that were in existence for any period during 2025.
(3)
No. of Portfolios Overseen represent those in existence as of December 31, 2025, and excludes funds/portfolios that have merged or liquidated during the year. Additionally, the number of funds/portfolios includes those that are approved as of December 31, 2025, which however, may commence operations after that date. No compensation is paid out from such funds/portfolios.
Board Committees. The Board has established two standing committees in connection with Fund governance — the Audit Committee and the Nominating and Governance Committee — and may establish additional committees from time to time, as necessary. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is an Independent Trustee. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.
The membership of the Audit Committee is set forth below:
Morris L. McNair, III (Chair of the Audit Committee)
Mary Lee Schneider
Thomas M. Turpin
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is an Independent Trustee. Because the Fund is newly organized, the Nominating and Governance Committee did not meet during the prior fiscal year.
The membership of the Nominating and Governance Committee is set forth below:

 32

Mary Lee Schneider (Chair of the Nominating and Governance Committee)
Morris L. McNair, III
Thomas M. Turpin
Leadership Structure and Qualifications of Board of Trustees. The Board is responsible for oversight of the business and affairs of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of four trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Board meets at regularly scheduled meetings four times throughout the year. In addition, trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established two standing committees — Audit and Nominating and Governance — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an individual who is an Independent Trustee (the “Independent Chair”). The current Independent Chair of the Board is Thomas M. Turpin. As Independent Chair, this Trustee leads the Board in its activities. The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadvisers and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of other funds, public companies, or non-profit entities or other organizations; or other experiences. Specific details about each Trustee's professional experience appear in the professional biography tables, above. In addition, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Morris L. McNair, III. Mr. McNair joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022, PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023 and PGIM Partners Group Private Markets Multi-Asset Fund in 2026. Mr. McNair has held senior executive positions in the financial services industry, including having served on an audit committee and has over 28 years of private credit markets and special situations investing experience.
Mary Lee Schneider. Ms. Schneider joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022, PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023 and PGIM Partners Group Private Markets Multi-Asset Fund in 2026. Ms. Schneider has served in a variety of senior leadership positions — including CEO and CTO — in the publishing, printing and educational services industries. She also has years of experience in the non-profit sector, including serving on Penn State University’s Board of Trustees and Mercy Home for Boys & Girls’ Leader Council.
Thomas M. Turpin. Mr. Turpin joined the Boards of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund in 2022, PGIM Credit Income Fund and PGIM Rock ETF Trust in 2023 and PGIM Partners Group Private Markets Multi-Asset Fund in 2026. Mr. Turpin has worked in the asset management industry for over 30 years and served as a senior executive in an asset management firm.
Scott E. Benjamin. Mr. Benjamin, an Interested Trustee and Vice President of the PGIM Real Estate Fund Inc. and PGIM Private Credit Fund since 2022, the PGIM Credit Income Fund and PGIM Rock ETF Trust since 2023 and the PGIM Partners Group Private Markets Multi-Asset Fund in 2026, as well as other funds in the PGIM Investments Retail Fund Complex since 2009. Mr. Benjamin has held senior positions in PGIM Investments since 2003 and also serves as an Interested Board Member of the PGIM Investments Retail Funds since 2010.
Risk Oversight. Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the business and affairs of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund.

33

Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for Trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Trustees, and by executive search firms which the Nominating and Governance Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as Trustees based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board (Thomas M. Turpin) or the Chair of the Nominating and Governance Committee (Mary Lee Schneider), in either case in care of the Fund, at 655 Broad Street, Newark, NJ 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (“Prudential”) (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and, if applicable, stock exchange rules, and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. As of the date of this SAI, the Trustees did not beneficially own shares of the Fund. Information relating to each Trustee's share ownership in all other registered funds in the Fund Complex that are overseen by the respective Trustees as of December 31, 2025 is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Registered Investment Companies(1)(2)(3)
Board Member Share Ownership: Independent Trustees
Morris L. McNair, III	None	[ ]
Mary Lee Schneider	None	[ ]
Thomas M. Turpin (Independent Chair)	None	[ ]
Board Member Share Ownership: Interested Trustee
Scott E. Benjamin	None	[ ]
(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2025.
(3)
The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Manager or an affiliate board.

 34

Unless noted otherwise herein, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
Shareholder Communications with Trustees. Shareholders can communicate directly with Trustees by writing to the Independent Chair of the Board, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

35

MANAGEMENT AND ADVISORY ARRANGEMENTS
The Manager
The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of December 31, 2025, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to all of the Prudential U.S. closed-end investment companies. As of December 31, 2025, PGIM Investments had total assets under management of approximately $333.2 billion.
Pursuant to a management agreement with the Fund (the “Management Agreement”), PGIM Investments, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PGIM Investments also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services that PGIM Investments provides to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
Under the Management Agreement, the Manager is entitled to receive a management fee. The management fee (the “Management Fee”) is payable monthly in arrears at an annual rate of [ ]% of the average daily value of the Fund’s net assets.
The Management Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Manager all or a portion of its Management Fee in Common Shares in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Manager would have to commit not to sell any such Common Shares received in lieu of a cash payment of its Management Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.
The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to [ ]% of the Fund’s Pre-Incentive Fee Net Investment Income Returns for the immediately preceding quarter. No incentive fee on Pre-Incentive Fee Net Investment Income Returns will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return (the “Hurdle Rate”) over the trailing 12-month period, except that, during the 12 months following the Fund’s inception, the Hurdle Rate for the first, second and third calendar quarters shall be 1.25%, 2.50% and 3.75% respectively.
“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly owned subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter, net of reimbursement (including the Management Fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include,
(i)
in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash; and
(ii)
with respect to the Fund’s real estate equity investments, the Fund’s share of operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.
Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

 36

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Common Shares since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of Common Shares since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Shares, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.
The Management Agreement continues in effect for a period of two years from its effective date, and, if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a “majority of the outstanding securities” entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding securities entitled to vote) or by the Manager, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).
The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s shareholders and provides for indemnification by the Fund of the Manager, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.
Although the professional staff of the Manager will devote as much time to the management of the Fund as the Manager deems appropriate to perform its duties in accordance with the Management Agreement and in accordance with reasonable commercial standards, the professional staff of the Manager may have conflicts in allocating its time and services among the Fund and the Manager’s other investment vehicles and accounts. The Manager has informed the Board that the services of the Manager are not exclusive, and the Manager provides similar services to other clients and may engage in other activities.
In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses, among others: (i) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Trustees who are not affiliated persons of PGIM Investments or the Subadvisers; (ii) all expenses incurred by PGIM Investments in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; (iii) the fees, costs and expenses payable to the Subadvisers pursuant to the Subadvisory Agreement and (iv) the Fund’s offering and organizational expenses (including the sales load), and all expenses incurred in connection with the registration and the offering and issuance of the shares, including the preparation and printing, as necessary, of the Registration Statement, the Fund’s prospectuses for filing under federal and state securities laws in connection with the initial registration of the Common Shares.
Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to PGIM Investments; the fees and expenses of Trustees who are not affiliated persons of PGIM Investments or the Subadvisers; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to PGIM Investments in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; the charges and expenses of the Fund’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, Trustees and officers and errors and omissions insurance; subsequent to the completion of the initial public offering of the shares, the fees and expenses involved in maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; expenses (including registration fees) of issuing, redeeming and repurchasing (including expenses associated with the Fund’s repurchases pursuant to Rule 23c-3 under the Investment Company Act); allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to shareholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; interest payable on debt and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Fund’s investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor ISDA and other agreements governing the Fund’s financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business; and such non-recurring or extraordinary expenses as may arise.

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The Manager will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.
Pursuant to an Expense Limitation and Reimbursement Agreement, through July 7, 2029 (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Servicing Fee, (iv) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) any expenses related to investments in real property, debt and real-estate related securities, (viii) expenses related to the issuance of preferred stock, (ix) acquired fund fees and expenses and (x) extraordinary expenses (as determined in the sole discretion of the Manager).
In rendering investment advisory services to the Fund, the Manager anticipates utilizing the services of certain personnel (“Shared Personnel”) from Montana Capital Partners AG (“MCP”), including research, trading and other administrative services (“Other Services”). MCP is an affiliate and wholly-owned subsidiary of Prudential Financial, Inc., and an investment manager authorized and regulated in Switzerland. MCP is an exempt reporting adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Shared Personnel and Other Services are provided through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MCP is considered a “participating affiliate” of PGIM, and certain employees of MCP are considered “associated persons” of PGIM (as that term is defined in the Advisers Act).
The Subadvisers
Partners Group (USA) Inc. (“Partners Group”), PGIM, Inc. and PGIM Limited (PGIM, Inc. and PGIM Limited are collectively referred to as the “PGIM Subadvisers”) serve as the Fund’s investment subadvisers.
Partners Group is a wholly-owned subsidiary of Partners Group Holding AG. As of December 31, 2025, Partners Group and its affiliates managed over $184 billion in assets. Partners Group is located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. In rendering services to the Fund, Partners Group uses certain personnel (“Shared Personnel”) of Partners Group AG and certain services of Partners Group AG, including research, trading and other administrative services (“Other Services”). Partners Group AG is a foreign (non-U.S.) affiliate of the Adviser that is an exempt reporting adviser under the Advisers Act. The Shared Personnel and Other Services are provided through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Partners Group AG is considered a “participating affiliate” of Partners Group, and certain employees of Partners Group AG are considered “associated persons” of the Partners Group (as that term is defined in the Advisers Act).
PGIM, an indirect, wholly-owned subsidiary of Prudential that was organized in 1984, serves as the global asset management business of Prudential. [PGIM is built on a 150-year legacy of strength, stability, and disciplined risk management through more than 30 market cycles]. Managing approximately $1.47 trillion in assets as of December 31, 2025, PGIM offers clients deep expertise across public and private asset classes, delivering a diverse range of investment strategies and tailored solutions—including fixed income, equities, real estate and alternatives. With over 1,400 investment professionals across 41 offices in 20 countries, PGIM serves retail and institutional clients worldwide. PGIM’s primary address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2025, PGIM Limited managed approximately $68.1 billion in assets.

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The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Under the Subadvisory Agreements, the Subadvisers, subject to the supervision of PGIM Investments, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadvisers determine the securities and other instruments that are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services. The Subadvisory Agreements provide that they will terminate in the event of their assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreements may be terminated by the Fund, PGIM Investments, or the Subadvisers upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreements provide that they will continue in effect for a period of not more than two years from their execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Subadvisory fees are paid by the Manager out of the management fee and incentive fee that it receives from the Fund.
Because the PGIM Subadvisers are affiliates, the Manager may from time to time share certain of its profits with or allocate other resources to the PGIM Subadvisers. Any such payments by the Manager to the PGIM Subadvisers will be from the Manager’s own resources.
The basis for the Board’s initial approval of the Management Agreement and Subadvisory Agreements will be provided in the Fund’s initial report to shareholders. The basis for subsequent continuations of the Management Agreement and Subadvisory Agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.
Portfolio Managers
The Partners Group portfolio managers (the “Partners Group Portfolio Management Team”) and the PGIM portfolio managers (the “PGIM Portfolio Management Team”) primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the other registered investment companies, other pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets
Partners Group	Andre Burba	X/$XX	X/$XX	X/$XX
	Robert M. Collins	X/$XX	X/$XX	X/$XX
	Robin Shelley	X/$XX	X/$XX	X/$XX
	Thomas Stein	X/$XX	X/$XX	X/$XX
	Adam Howarth	X/$XX	X/$XX	X/$XX
	Ron Lamontagne	X/$XX	X/$XX	X/$XX
	Sujit John	X/$XX	X/$XX	X/$XX
	Anthony Shontz	X/$XX	X/$XX	X/$XX
PGIM, Inc.	Gregory Peters	X/$XX	X/$XX	X/$XX
	Tom McCartan	X/$XX	X/$XX	X/$XX
Portfolio Manager Compensation
None of the portfolio managers receive any direct compensation from us. All compensation received by the portfolio managers is received from the Manager or Subadvisers, as applicable.
Partners Group
Partners Group is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.
The Partners Group Portfolio Management Team and other employees of Partners Group are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team-based performance. Key professionals, including the Partners Group Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

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This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, Partners Group believes that members of the Partners Group Portfolio Management Team have a strong interest to remain with the firm over the long term.
PGIM
The base salary of an investment professional of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM’s long-term incentive plans, is primarily based on such person’s contribution to PGIM’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance, risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM’s operating income and the percentage used to calculate the pool may be refined by factors such as:
■
business initiatives;
■
the number of investment professionals receiving a bonus and related peer group compensation;
■
financial metrics of the business relative to those of appropriate peer groups; and
■
investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.
Long-term compensation consists of Prudential restricted stock and grants under the PGIM long-term incentive plan and targeted long-term incentive plan. The long-term compensation plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain PGIM’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The CEO of PGIM also receives performance shares which represent the right to receive shares of Prudential common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
PGIM Limited
PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the Financial Conduct Authority in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
Securities Ownership of Portfolio Managers
As of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.
Conflicts of Interest
Partners Group
Members of the Partners Group Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Partners Group Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

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Partners Group has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Partners Group seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, Partners Group has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
PGIM Subadvisers
PGIM Private Credit (“PPC”):
General
Shareholders should be aware that there will be situations where the Manager, PPC and Affiliated Advisers may encounter potential conflicts of interest in connection with the Fund’s investment activities. There can be no assurance that the Manager or PPC will resolve conflicts of interest in a manner that is favorable to the Fund’s shareholders. The following details certain potential conflicts of interest which should be carefully considered before making an investment in the Fund. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund at the time of this filing.
Management of the Fund
Management intends to devote sufficient time to the Fund, and directors, officers and key personnel will devote a sufficient amount of time to the Fund’s business in fulfilling their responsibilities. Although members of PPC’s Direct Lending team will devote substantially all of their business time to PPC’s direct lending strategy (including the Fund, other investment vehicles and managed accounts), the other employees of PPC will spend a substantial portion of their business time on matters unrelated to the Fund or PPC’s direct lending strategy. As a result, conflicts of interest will arise, including with respect to allocating management time, services and functions, between the investment activities of the Fund, on the one hand, and the other investment activities of other clients of PPC and its affiliates, on the other hand. Moreover, the Manager is subject to various conflicts of interest restrictions under not only under the Investment Company Act but also pursuant to the Omnibus Guidelines published by the North American Securities Administrators Association.
Allocation of Investment Opportunities
The Manager, PPC and their respective affiliates may provide investment management services to other business development companies, registered investment companies, investment funds, client accounts and proprietary accounts that Affiliated Advisers may establish.
PPC will share any investment and sale opportunities with its other clients and the Fund in accordance with the Investment Company Act and the Advisers Act, and PPC’s allocation policies.
In addition, as a closed-end interval fund regulated under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which may in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Economic Interests in Other PPC Funds
Most of the senior investment professionals in PPC have economic interests in other PPC funds, including funds that are still in their investment periods and that may have investments in the same portfolio companies as the Fund but at different levels of the portfolio companies’ capital structures. This may provide an incentive for one or more senior investment professionals of PPC to favor the interests of other funds over those of the Fund, to the extent that they conflict. Such conflicts may arise, for example, in investment allocation decisions or addressing conflicts arising from funds having investments in different levels of the capital structure. In addition, to the extent one fund in which a member of the PPC Investment Committee and other PPC senior investment professionals have economic interests is at or above its preferred return hurdle and another fund in which he/she has an economic interest is not, or the economic interests in one fund are greater than the economic interests in another fund, such difference could impact the incentives for risk taking between such different funds or provide an incentive to favor one fund over another fund. While these conflicts cannot be eliminated, PPC intends to implement procedures designed to mitigate such conflicts.
Portfolio Investments in which Other PPC Funds Invest

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Subject to compliance with the Investment Company Act, it is expected that other clients of PPC and its affiliates (“Other Accounts”) will co-invest with the Fund. Subject to any legal, tax, regulatory or other similar considerations, such co-investments will generally be made in the same class of debt in which the Fund invests. From time to time, however, the Fund will hold investments in a portfolio company in a different class of debt or at a different level of the capital structure than Other Accounts. For example, these situations may occur when the Fund and Other Accounts acquired these investments in different transactions. When the Fund does not hold exactly the same securities of an issuer in exactly the same proportions as Other Accounts, such as where the Other Accounts hold different classes or tranches of debt, or securities at different levels of an issuer’s capital, conflicts may arise with regard to (i) the ongoing enforcement of the Fund’s rights and obligations in respect of its investment relative to Other Accounts, (ii) the terms and degree of the Fund’s and Other Accounts’ participation in any follow-on investments and (iii) the resolution of any recapitalization, workout, restructuring or bankruptcy. These conflicting interests become more acute as a portfolio company’s financial situation deteriorates. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing.
Conflicts Resulting From Investments in Different Classes of Debt
Subject to the requirements of the Investment Company Act and the Fund’s co-investment order, the Fund could hold investments in a portfolio company in a different class of debt than Other Accounts, or in the same classes of debt but in different proportions than Other Accounts. For example, due to acquisitions at different points in time or dispositions that the Fund does not participate in, the Fund may hold term loans and revolving loans but Other Accounts hold term loans only, or the Other Accounts may hold both a term loan and a revolving loan but in different proportions than the Fund. Such conflict of interest will result primarily from the fact that interests of the holders of one class or tranche of debt and the interests of holders of a different class or tranche do not always align, and decisions that may benefit one interest holder in a certain class or tranche of debt may harm the interests of another interest holder participating in a different class or tranche of debt of a portfolio company, and in a restructuring or insolvency, one class or tranche may have more influence over the outcome of the negotiation or voting process. There can be no assurance that conflicts will be resolved in favor of the Fund or that the Fund will not suffer adverse consequences, and there can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Accounts participating in the transaction.
Conflicts Resulting From Investments in Different Levels of Capital Structure.
From time to time, as explained above the Fund and the Other Accounts may hold investments at different levels of a portfolio company’s capital structure, subject to the limitations of the Investment Company Act. For example, the Fund may hold senior debt of a portfolio company in which Other Accounts own the same portfolio company’s subordinated debt, equity or equity-like securities. Such investments present inherent conflicts of interest or perceived conflicts of interest between the Fund and the Other Accounts. Such conflicts result from the fact that interests of the holders of subordinated debt and/or equity securities, and the interests of the holders of senior debt, do not always align, and decisions that may benefit one interest holder in a certain part of a portfolio company’s capital structure may harm the interests of another interest holder participating in a different part of such portfolio company’s capital structure. For example, if an investor holds an equity interest in a portfolio company that is financially distressed, it may be to the benefit of such investor to favor business decisions by the portfolio company with a higher risk-reward profile in order to provide a return on such equity investment. Conversely, the portfolio company’s debtholders may favor more conservative business decisions because debtholders have priority over equity holders in bankruptcy. These conflicting interests become more acute as a portfolio company’s financial situation deteriorates. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by Other Accounts, the Manager and its affiliates may be presented with decisions when the interests of their clients are in conflict. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. PPC may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Accounts, including causing the Fund and/or such Other Accounts to take certain actions that, in the absence of such conflict, it would not take, such as selling an investment to a third party on the secondary market.
While such conflicts cannot be eliminated, PPC has procedures designed to ensure that the PPC team making investment decisions for the senior debt investment makes determinations independent from that of the team making investment decisions for the junior capital investment.
Relationship with Prudential
Prudential and its affiliates also engage in a broad spectrum of activities, including investment advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, those of the Fund. Prudential and its affiliates may invest in, advise, sponsor and/or act as investment manager to investment vehicles and other entities that may have investment objectives similar to those of the Fund and that may compete with the Fund for investment opportunities. For example, Prudential and its affiliates and their respective clients and accounts may themselves invest in debt obligations that would be appropriate for the Fund

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and may compete with the Fund for investment opportunities. The foregoing potential conflicts of interest are mitigated to a certain extent by the fact that the Fund generally will benefit from access to direct lending deal flow originated by PPC that fits within the investment objective and strategies of the Fund, subject to compliance with the Investment Company Act and applicable law.
Additionally, affiliates of PPC and investors in other PPC funds or accounts sometimes invest in the same debt obligations in which the Fund is investing. For example, PPC may find investment opportunities that it believes are too large and thus risky for the Fund (together with other managed funds and accounts in PPC’s direct lending strategy) to consummate alone. In those situations, the Fund may simultaneously invest in the same debt obligations being purchased outside of the Fund by other PPC affiliates or investors in other PPC funds or accounts so that the Fund’s investments are not overly concentrated in any single investment, subject to the requirements of the Investment Company Act. While PPC believes that having the ability to structure transactions in this manner benefits the Fund by allowing the Fund to close transactions that it may not otherwise prudently have the ability or scale to execute, the situation creates inherent conflicts of interest. For example, the Fund may feel pressured to make a decision to sell an investment earlier or maintain an investment longer than it would if the related interests or parties were not invested in the same securities.
Legal, regulatory and contractual restrictions, including but not limited to the Investment Company Act, may limit how much, if any, of a particular security the Manager may purchase or sell on behalf of the Fund, and the timing of the purchase or sale of a security. Such restrictions may arise as a result of the Manager’s relationship with Prudential and its other affiliates.
Certain affiliates of PPC may develop and may publish research that is independent from the research developed within PPC. PPC may hold different opinions on the investment merits of a given security, issuer or industry such that PPC may be purchasing or holding a security for a client (such as the Fund) and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, PPC may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PPC’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PPC may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PPC or its affiliates, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund). PPC sometimes buys, sells, directs or recommends that a client buys or sells, securities of the same kind or class that are purchased or sold for a client of an affiliate of PPC, which securities could have different underlying credit assessments and ESG assessments due to differences in investment committees, and processes and/or different deal teams for the different clients. The foregoing differences may also result in differing decisions on valuation and portfolio management for the same securities held by different clients. For example, PPC might, at any time, execute trades of securities of the same kind or class in one direction for a client and an affiliate of PPC might trade in the opposite direction or not trade for any other account due to such differences or client direction.
PPC has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PPC will decline to pursue for its clients.
Management
The Manager will receive a Management Fee regardless of the performance of the Fund, and as a result, the Fund will be required to pay the Manager a Management Fee despite experiencing a loss or decline in the value of the Fund’s portfolio investments.
Inside Information
From time to time, Prudential and its affiliates may come into possession of inside information concerning specific companies although internal structures are in place to prevent exchanges of such information. Under applicable securities laws this may limit the Fund’s flexibility to buy or sell securities issued by such companies. The Fund’s investment flexibility may be constrained as a consequence of the Manager’s inability to use such information for investment purposes.
Co-Investments; Consortiums
Subject to compliance with the Investment Company Act, it is expected that Affiliated Advisers will co-invest with the Fund through managed accounts or investment vehicles, and there may be other clients of PPC and its affiliates who also co-invest with the Fund. Subject to any legal, tax, regulatory, investment restrictions or other considerations, such co-investments will generally be made and disposed of on substantially the same terms and conditions as those on which the Fund invests and divests. Subject to compliance with the Investment Company Act (including the conditions of any co-investment exemptive order that the Fund obtains in the future), PPC may in certain circumstances determine that it may not be advisable to dispose of investments purchased in co-investments in “lock

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step,” given that the Fund and other clients of Affiliated Advisers may have differing investment objectives, liquidity requirements and regulatory constraints. To the extent that any dispositions are not made in lock step, they will be made under principles designed to avoid potential or actual conflicts of interest. Employees of PPC may from time to time invest in a private fund that invests alongside the Fund in certain investment opportunities, as permitted by the Investment Company Act.
Co-investment transactions potentially raise conflicts of interest. For example, the Fund may co-invest with market participants with which an Affiliated Adviser has important business relationships, and such relationships could influence the decisions made by the Manager or PPC with respect to the purchase or sale of such investments, subject to compliance with the Investment Company Act. Further, such third parties could have interests that may be contrary to the Fund’s investment objective or which may conflict with the Fund’s interest. There can be no assurance that the foregoing will not have an adverse impact on the Fund’s ability to find, consummate and/or exit investments.
From time to time, investors, funds and/or investment vehicles managed or advised by the Manager, PPC, their affiliates or third parties may be presented with opportunities to co-invest in investments alongside the Fund, subject to compliance with the Investment Company Act. The Manager, PPC and/or their affiliates may offer such co-investment opportunities on the basis of various factors including:
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the size of the potential investment;
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its clients’ concentration in the relevant geographic or market sector;
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its clients’ stated desire to participate in co-investments;
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an investor's ability to execute such offer and the approval of transaction counterparties;
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the overall risk profile of the investment portfolio of the applicable clients;
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the anticipated type and timing of exit from the investment;
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the then-current amount of undrawn commitments of its applicable clients, if applicable;
■
the form of acquisition of the potential investment;
■
its clients’ desire not to invest additional amounts in the investment, whether due to its ownership of competitive assets, its desire to diversify its portfolio by making investments in other potential investments with its limited capital pool, or for any other reason; and
■
whether the investment is likely to require additional capital in the future with more favorable rights, priorities, preferences and privileges (as compared to the rights, priorities, preferences and privileges associated with the initial capital investment), which its clients desire to acquire.
Further and subject to compliance with the Investment Company Act, the Manager and PPC may determine the allocations of co-investment opportunities on the basis of various factors including:
■
potential strategic benefits to the Fund, the investment or any of its equity holders, including (without limitation) the ability of a co-investor to provide strategic insight and/or consulting and/or industry contacts, potential new clients, customers and/or suppliers, developers, potential new employees, and/or additional capital in respect of the investment;
■
potential to generate goodwill between a co-investor and PPC;
■
potential strategic benefits to the Fund or other PPC clients, including (without limitation):
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the ability of a co-investor to source future transactions for the Fund;
■
the ability of a co-investor to provide consulting services to the investment vehicles or the Fund or other PPC clients;
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the ability of a co-investor to identify additional sources of capital for the investment;
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the ability of a co-investor to assist the Fund in developing and executing an exit strategy or acquisition strategy;
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the speed and ease with which a co-investor is able to participate in the co-investment opportunity;
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the scope and timing of due diligence to be performed by a co-investor with respect to the investment;
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the expertise of a co-investor in the industry, market or business of the investment;
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the expertise of a co-investor in the type or structure of the co-investment opportunity;
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the ability of a co-investor to invest in the investment without additional structuring (whether from a tax or regulatory standpoint or otherwise); and
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whether the co-investor assisted the Fund in sourcing or developing the investment.
Investing in the Fund does not entitle any shareholder to allocations of co-investment opportunities. Any co-investment opportunities offered to clients of the Manager, PPC and their affiliates may, and typically will, be offered to some, and not other clients or investors in PPC products, or to third parties who are not clients or investors in PPC products. Further, the Fund may make an investment with the intention of syndicating (where permissible) a portion of such investment to third party co-investors. In the event that the Fund is unable to syndicate the full amount that it intended to syndicate, the Fund may be less diversified than the Manager and PPC intended.
In addition, once such third party co-investments are made, the Fund’s interests and those of co-investing investors may subsequently diverge as market conditions shift or other opportunities become available. The Fund may not be in a position to unilaterally control such investments or exercise certain rights associated with such investments. In addition, if a co-investing party removes its general partner or

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manager or terminates, the ability of the Fund to exercise certain rights associated with its investments may require the cooperation of a successor general partner/manager or other persons. Furthermore, if the Fund and third party co-investors have the ability to dispose of their interests in the co-investment separately, a disposition of a large position by one party may depress the market value of the continuing investment of the remaining co-investor (possibly including the Fund), or may reduce the price available to other co-investors (possibly including the Fund) which may also be disposing of their respective investments.
The Fund may also co-invest with third parties through consortiums of private equity investors, partnerships, joint ventures or other similar arrangements, including clubbed or syndicated investments or where a third party is leading the investment. Such investments may involve risks in connection with such third party involvement, including the possibility that a third party co-lender may have financial, legal or regulatory difficulties, resulting in a negative impact on such investment; may have economic or business interests or goals that are inconsistent with those of the Fund; or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In addition, the Fund may in certain circumstances be liable for the actions of its third party co-lenders. Investments made with third parties through consortiums of private equity investors, partnerships, joint ventures or other similar arrangements may involve carried interest and/or other fees payable to such third party partners or co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements may reduce the return to an investor in the Fund.
In allocating an investment opportunity among the Fund and its other clients, PPC will be guided by its good faith discretion and shall allocate such investment opportunity in a manner that is consistent with an allocation methodology of PPC designed to ensure that allocations of such opportunities are made over time on a fair and equitable basis. In determining such allocations, PPC will take into account such factors as it deems appropriate, including, leverage and anticipated leverage for such funds or managed accounts, legal, tax, regulatory, investment restrictions or other considerations, including compliance with the Investment Company Act, and subject in each case to Fund’s investment guidelines and operational limitations on its ability to comply with funding requirements, as well as other relevant factors. These limitations may lead the Fund to have greater exposure to certain types of investments within a portfolio company’s capital structure than otherwise would be the case. For example, the Fund may own a lower percentage of a portfolio company’s revolving credit facility than the Fund owns of the same portfolio company’s senior secured term loan. PPC shall have broad discretion in determining whether any available investment, including without limitation a revolving credit facility, is appropriate for allocation to the Fund.
Fees and expenses incurred in respect of any investment (and any transaction or other fee income earned in respect of any investment) will be allocated among the Fund and any co-investors on the basis of capital committed by each to the relevant investment and subject to the requirements of the Investment Company Act (including any applicable exemptive relief).
PGIM Fixed Income:
Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

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Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies – larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts – PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class – PGIM Fixed Income sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure – There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invests client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities or other investments (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals – PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including ETFs, mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

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Non-discretionary/limited discretion accounts – PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an investment sub-group of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
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PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in

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the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and Outsourced Chief Investment Officer (OCIO) providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.

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Conflicts Related to Securities Lending and Reverse Repurchase Fees. In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this matter, it could, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
PGIM Real Estate:
PGIM Real Estate is an investment group of PGIM, which is an indirect, wholly-owned subsidiary of Prudential and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate’s portfolio managers are at times responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, separately managed accounts and open- and closed-ended commingled private funds that are typically structured as limited partnerships, private REITs, insurance company separate accounts and other tax efficient vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner consistent with its fiduciary obligations to all of its clients, including the Fund.
Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest and allocates investment opportunities among investors and funds using rotational investment allocation procedures that are intended to ensure the fair and equitable allocation of investment opportunities among competing client accounts over time.

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There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.
PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.
Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate.
The fees and other compensation charged by PGIM Real Estate vary according to a number of factors, including the type of client, the type of investment strategy, the investment amount, PGIM Real Estate’s relationship with the client, whether an investment consultant is used by the client, and the type of services provided. For example, the fees and other compensation that PGIM Real Estate receives in respect of services provided to commingled private funds will at times differ from the fees received for providing services to a single client. Fees and other compensation are generally negotiable, so it is possible for one client to pay a different amount of fees or other compensation than another client with similar investment objectives or goals, though clients invested in the same investment fund typically pay fees based on the same rate schedule.
Compensation structures will at times include base management fees, acquisition fees, disposition fees and cash management fees. They will at times also include incentive or performance-based compensation (also referred to as promote and carried interest) in the form of fees, dividends or other forms of distributions or interest payments. The base management fees received by PGIM Real Estate for investments in funds that it manages are customarily offered in tiered schedules with breakpoints linked to, for example, the amount of assets invested in or committed to the fund, so that the fee rate paid by a client decreases as the client’s assets under management increase. In circumstances where a single client has or related party clients have multiple accounts with PGIM Real Estate, PGIM Real Estate will at times agree with such client to aggregate the client’s assets within those accounts to enable the client to benefit from a lower fee rate. Similarly, where a discretionary investment consultant advises more than one client who in turn have more than one account with PGIM Real Estate, PGIM Real Estate will at times aggregate the assets held by the consultant’s clients within their accounts with to enable those clients to benefit from a lower fee rate.
Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate allocates investment opportunities among investors and funds using rotational investment allocation procedures that are intended to ensure the fair and equitable allocation of investment opportunities among competing client accounts over time. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.
PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

51

PGIM Real Estate follows Prudential’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

 52

PORTFOLIO TRANSACTIONS
Subject to policies established by the Board, PGIM Investments is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Many of the Fund’s investments in real estate will not be investments in securities.
Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PGIM Investments and/or the Subadvisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by PGIM Investments and/or the Subadvisers and the expenses of PGIM Investments and/or the Subadvisers will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by PGIM Investments and/or the Subadvisers in servicing all of its accounts and such research might not be used by PGIM Investments and/or the Subadvisers in connection with the Fund.
Under the Investment Company Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund’s dealer in such transactions and the underwriters will not serve as the Fund’s dealer in such transactions until permitted by applicable law. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.
Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).
Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PGIM Investments and/or the Subadvisers or their affiliates. Because of different investment objective or other factors, a particular security may be bought for one or more clients of PGIM Investments and/or the Subadvisers or their affiliates when one or more clients of PGIM Investments and/or the Subadvisers or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PGIM Investments and/or the Subadvisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of PGIM or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

53

CODE OF ETHICS
The Board, including a majority of the Independent Trustees, has adopted the code of ethics of the Fund pursuant to Rule 17j-1 under the Investment Company Act, and has also approved the Manager’s, Subadvisers' and [ ] codes of ethics, which were adopted by each of them in accordance with Rule 17j-1 under the Investment Company Act and, in the case of the Manager and the Subadvisers, Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.
The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
PROXY VOTING POLICIES
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the Subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.
The Manager delegates to the Subadvisers the responsibility for voting proxies. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadvisers or their affiliates. The Manager and the Board expect that the Subadvisers will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved.
In addition, the Manager expects that the Subadvisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 will be available without charge on the Fund’s website at www.pgim.com and on the SEC’s website at www.sec.gov.
A summary of the proxy voting policies of the Subadvisers is attached as Appendix A.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company is presumed to “control” the company. To the knowledge of the Fund and except as noted below, as of [ ], 2026, no persons were deemed to control the Fund.
[__], a [__] corporation] and [affiliate of the Manager] [, provided the initial capitalization of the Fund and owns [100]% of the value of the outstanding interests in the Fund as of the date of this Prospectus. The address for [__] is [__]. For so long as [__] has a greater than 25% interest in the Fund, it will be deemed be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that once the Fund commences the public offering of Shares, [__]’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

 54

As of [ ], 2026, the Fund had not commenced its public offering and the officers and trustees of the Fund as a group beneficially owned no shares of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, an independent registered public accounting firm, provides auditing services to the Fund and is located at 300 Madison Avenue, New York, New York 10017.
CUSTODIAN
[ ], serves as custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.
DIVIDEND PAYING AGENT
[ ] serves as the dividend paying agent of the Fund. The principal business address of [ ] is [ ].
TRANSFER AGENT AND REGISTRAR
[ ], serves as the transfer and dividend disbursing agent of the Fund. [ ] is an affiliate of the Manager. [ ] provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions.
[ ], serves as sub-transfer agent to the Fund. [ ] has contracted with [ ] to provide certain administrative functions to [ ]. [ ] will compensate [ ] for such services.
ADDITIONAL INFORMATION
A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may obtain the complete Registration Statement from the SEC’s website at http://www.sec.gov. To obtain annual and semi-annual shareholder reports electronically, please visit the Fund’s website at www.pgim.com, which will also provide a link to the SEC’s website, or call (844) 753-6354 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.
Statements contained in the Fund’s Prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this SAI forms a part, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by PricewaterhouseCoopers LLP.

55

APPENDIX A: PROXY VOTING POLICIES OF THE SUBADVISERS
PARTNERS GROUP (USA) INC.
In accordance with the proxy voting policy, Partners Group generally handles proxy proposals as set forth below, provided that Partners Group may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/interest holders in a particular case.
Partners Group will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence. Similarly, Partners Group will generally support the recommendation of the relevant board of directors. Partners Group generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as (i) management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits) and (ii) proposals supporting shareholder/interest holders rights (a) to vote on shareholder/interest holder rights plans (poison pills), (b) to remove supermajority voting provisions and/or (c) to call special meetings and to act by written consent.
Partners Group generally does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, Partners Group generally votes against management on proposals such as (i) anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers, (ii) shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding, (iii) reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions, (iv) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered and (v) establishment of classified boards of directors.
In addition, Partners Group generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:(i) capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders, (ii) amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions, (iii) elimination of shareholder/interest holders’ right to call special meetings, (iv) excessive compensation, (v) “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy and (vi) proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.
Partners Group evaluates mergers and acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.
Partners Group is generally in favor of properly constructed equity-based compensation arrangements. Partners Group will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, Partners Group may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.
With respect to the wide variety of corporate and social policy issues for which voting may be required, Partners Group generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by Partners Group.
Matters arising in respect of Portfolio Fund investments or direct investments (such as proposed changes in partnership agreements, loan agreements, etc.), will be considered on a case-by-case basis. Partners Group will vote on such matters in a manner that is consistent with general policy and principles outlined above. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Partners Group’s clients, shall be formalized in writing.
PGIM, INC. (“PGIM”) AND PGIM LIMITED (“PGIM LIMITED”)
The policy of each of PGIM’s and PGIM Limited’s investment groups is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM, PGIM Limited or their respective investment groups.
Because the various investment groups manage distinct classes of assets with differing management styles, some investment groups will consider each proxy on its individual merits while other investment groups may adopt a pre-determined set of voting guidelines. The specific voting approach of each investment sub-group is noted below.

Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual investment group.
The Fund’s interests are placed ahead of any potential interest of PGIM or its investment groups.
PGIM PRIVATE CREDIT (“PPC”)
PPC is an investment sub-group of PGIM. PPC’s policies and procedures are reasonably designed to ensure that PPC votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients.
Decisions on how to vote a proxy generally are made by PPC. In determining whether and how to vote, PPC considers a number of items including detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, the issuer’s capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other relevant factors. In addition, PPC may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.
The Fund’s interests are placed ahead of any potential interest of PGIM or its asset management units. Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by PPC’s Compliance and Law departments, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual investment group.
PGIM REAL ESTATE
PGIM Real Estate is an investment group of PGIM. PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by stockholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of its clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the stockholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case-by-case basis. Additionally, where issues are not addressed by PGIM Real Estate’s policy, or when circumstances suggest a vote not in accordance with PGIM Real Estate’s established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, PGIM Real Estate takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if it determines that voting is in the best economic interest of its clients.
PGIM Real Estate utilizes the services of a third-party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
PGIM FIXED INCOME
PGIM Fixed Income is an investment sub-group of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

APPENDIX B: FINANCIAL STATEMENTS

B

PGIM Partners Group Private Markets Multi-Asset Fund

For the period from March 6, 2026 (commencement of operations) through March 31, 2026

Consolidated Financial Statements

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Statement of Assets and Liabilities

March 31, 2026
ASSETS
Investments at fair value (cost $17,323,257)	$17,700,380
Cash	2,525
Foreign currency, at value (cost $2,917,131)	2,927,769
Due from Manager	584,588
Deferred offering costs	503,014
Interest receivable	23,320
Total assets	$21,741,596
LIABILITIES

Payable for Subscription in Advance	6,000,000
Payable for investments purchased	1,723,212
Offering costs payable	540,000
Professional fees payable	353,678
Deferred tax liability	107,261
Audit fee payable	87,500
Due to Manager	71,322
Custodian and accounting fees payable	35,000
Current tax liability	9,616
Transfer agent’s fees payable	7,000
Pricing fees payable	1,100
Accrued expenses and other liabilities	7,000
Total liabilities	$8,942,689
Commitments and contingencies (Note 5)	-
Net Assets	$12,798,907

Net assets were comprised of:
Common Shares, $0.001 par value (unlimited shares authorized; 500,000 shares issued and outstanding)	$500
Paid in capital in excess of par	12,499,500
Total distributable earnings/(accumulated losses)	298,907
Net assets, March 31, 2026	$12,798,907
NET ASSET VALUE PER SHARE

Class I Shares (1):
Net assets	$12,798,907
Common Shares outstanding ($0.001 par value, unlimited shares authorized)	500,000
Net asset value per share	$25.60

(1) Class I commenced operation on March 6, 2026.

The accompanying notes are an integral part of these consolidated financial statements.

1

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Statement of Operations

For the period from
March 6, 2026
(commencement of
operations) through
March 31, 2026
Investment income
Interest income	$47,668
Total investment income	47,668
Expenses
Professional fees	425,000
Audit fee	87,500
Offering costs	36,986
Custodian and accounting fees	35,000
Management fee	10,713
Shareholder service fees	7,000
Transfer agent’s fees and expenses	7,000
Pricing fees	1,100
Total expenses	610,299
Expense reimbursement (Note 3)	(595,301)
Net expenses	14,998
Net investment income (loss), before current and deferred taxes	32,670
Current and deferred tax expense	(9,183)
Net investment income (loss), after taxes	23,487
Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Investments	108
Foreign currency transactions	1,432
Current and deferred tax expense	(433)
Net realized gain (loss)	1,107
Net change in unrealized appreciation (depreciation):
Investments	377,123
Foreign currency translation	4,451
Current and deferred tax expense	(107,261)
Net change in unrealized appreciation (depreciation)	274,313
Net realized and change in unrealized gain (loss)	275,420
Net increase (decrease) in net assets resulting from operations	$298,907

The accompanying notes are an integral part of these consolidated financial statements.

2

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Statement of Changes in Net Assets

For the period from
March 6, 2026
(commencement of
operations) through
March 31, 2026
Increase (decrease) in net assets resulting from operations
Net investment income (loss)	$23,487
Net realized gain (loss)	1,107
Net change in unrealized appreciation (depreciation)	274,313
Net increase (decrease) in net assets resulting from operations	298,907
Fund share transactions
Class I:
Proceeds from shares sold	12,500,000
Net increase (decrease) from share transactions	12,500,000
Total increase (decrease) in net assets	12,798,907
Net Assets, beginning of period	—
Net Assets, end of period	$12,798,907

The accompanying notes are an integral part of these consolidated financial statements.

3

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Statement of Cash Flows

For the period from
March 6, 2026
(commencement of
operations) through
March 31, 2026
Cash flows provided by / (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$298,907
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(7,673,657)
Proceeds from sales of investments	15,088
Net proceeds (purchases) of short-term investments	(9,663,975)
Net accretion of discount and amortization of premium	(605)
Net realized (gain) loss on investments	(108)
Net change in unrealized (appreciation) depreciation on investments	(377,123)
Net change in unrealized (appreciation) depreciation on foreign currency translation	(4,451)
(Increase) decrease in assets:
Due from Manager	(584,588)
Deferred offering costs	(503,014)
Interest receivable	(23,320)
Increase (decrease) in liabilities:
Payable for investments purchased	1,723,212
Offering costs payable	540,000
Professional fees payable	353,678
Deferred tax liability	107,261
Audit fee payable	87,500
Due to Manager	71,322
Custodian and accounting fees payable	35,000
Current tax liability	9,616
Transfer agent’s fees payable	7,000
Pricing fees payable	1,100
Accrued expenses and other liabilities	7,000
Net cash provided by (used in) operating activities	(15,574,157)
Cash flows from financing activities:
Proceeds from issuance of Shares	12,500,000
Payable for Subscription in Advance	6,000,000
Net cash provided by (used in) financing activities	18,500,000
Net increase (decrease) in cash, including foreign currency	2,925,843
Effect of foreign exchange rate changes on cash	4,451
Cash, beginning of period	—
Cash, end of period, including foreign currency	$2,930,294

The accompanying notes are an integral part of these consolidated financial statements.

4

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Statement of Cash Flows (Continued)

Reconciliation Of Cash Reported With The Consolidated Statement Of Assets And Liabilities To The Consolidated

Statement Of Cash Flows:
March 31, 2026
Cash	$2,525
Foreign currency, at value	2,927,769
Total Cash, Including Foreign Currency	$2,930,294

The accompanying notes are an integral part of these consolidated financial statements.

5

PGIM Partners Group Private Markets Multi-Asset Fund

Financial Highlights

Class I
March 6, 2026 (1)
Per Share Operating Performance (2):	to March 31, 2026

Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:	0.05
Net investment income (loss)
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	0.60
Net asset value, end of period	$25.60
Total Return (3):	2.40%
Ratios/Supplemental Data:
Net Assets, end of period	$12,798,907
Average net assets	$12,512,304
Ratios to average net assets (4):
Expenses after waivers and/ or expense reimbursement, before taxes	1.75%
Expenses after waiver and/or expense reimbursement, after taxes (5)	2.68%
Expenses before waivers and/or expense reimbursement, before taxes	15.51%
Net investment income (loss)	3.81%
Net investment income (loss), after taxes (6)	3.74%
Portfolio turnover rate (7)	-%

(1)Commencement of operations.

(2)Calculated based on average shares outstanding during the period.

(3)Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to accounting principles generally accepted in the United States of America ("GAAP"). Total returns for periods less than one full year are not annualized.

(4)Amounts are annualized except for audit fees, legal fee and tax expense.

(5)Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gain (losses).

(6)Tax estimate for the ratio calculation is derived from the net investment income (loss) only.

(7)The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.

6

PGIM Partners Group Private Markets Multi-Asset Fund

Consolidated Schedule of Investments

March 31, 2026

							Par
	Reference Rate			Interest	Maturity	Amount/				% of Net
Investments	and Spread (1)			Rate (1)	Date		Units	Cost (2)	Fair Value	Assets
First Lien Debt (3)(4)(5)(7)
Commercial Services & Supplies
Nationwide Acquisition, LLC	3M S+		5.25%	8.95%	10/1/2029		997,481	$997,481	$990,100	7.74%
								997,481	990,100	7.74
Construction & Engineering
APS Acquisition Holdings, LLC (Delayed Draw)	3M	S+	5.50%	9.20%	7/11/2029		997,494	986,503	986,621	7.71
								986,503	986,621	7.71
Professional Services
Anne Lewis Strategies LLC	3M S+		5.25%	8.96%	5/29/2030		997,487	991,580	986,414	7.71
Prestige Employee Administrators, LLC	3M	S+	4.50%	7.17%	1/14/2030		997,475	982,428	981,914	7.67
Verita Global, LLC	3M	S+	5.25%	8.96%	9/25/2030		997,494	987,740	979,040	7.65
								2,961,748	2,947,368	23.03
Technology Hardware, Storage & Peripherals
Ivy Technology Parent Intermediate III Holdings, LLC	1M	S+	5.38%	9.04%	2/5/2031		997,481	996,525	997,481	7.79
								996,525	997,481	7.79
Total First Lien Debt								$5,942,257	$5,921,570	46.27%
Private Equity Secondaries
Digital Infrastructure Vehicle II SCSp						EUR	1,000	$1,717,025	$2,114,835	16.52%
Total Private Equity Secondaries								$1,717,025	$2,114,835	16.52%
Total Fund Investments								$7,659,282	$8,036,405	62.79%
Short-Term Investments

Blackrock Liquidity Funds Fed Fund (Institutional shares) (6)				3.55%			3,084,302	$3,084,302	$3,084,302	24.10%
								3,084,302	3,084,302	24.10
State Street Institutional Treasury Plus Money Market
Fund Premier Class (6)				3.60%			6,579,673	6,579,673	6,579,673	51.41
								6,579,673	6,579,673	51.41
Total Short-Term Investments								$9,663,975	$9,663,975	75.51%
Total Fund Investments and Short-Term Investments								$17,323,257	$17,700,380	138.30%

(1)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”), which generally resets periodically. For each loan, the Fund has indicated the reference rate used (including any adjustments per the loan agreements), and provided the spread and interest rate in effect as of March 31, 2026.

(2)The cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, as applicable, on debt investments using the effective interest method in accordance with GAAP.

(3)Unless otherwise indicated, issuers of debt investments held by the Fund are denominated in USD. All debt investments are income producing unless otherwise indicated.

(4)Unless otherwise indicated, issuers of debt held by the Fund are domiciled in the United States.

(5)All investments are valued using unobservable inputs (Level 3), unless otherwise noted (see “Note 2. Accounting Policies” and “Note 4. Fair Value Measurements”).

(6)The rate reported is the 7-day effective yield at the period end.

(7)Represents a loan that was purchased by the Fund and transferred at fair value from the parent company of PGIM Strategic Investments, Inc. in March 2026.

The accompanying notes are an integral part of these consolidated financial statements.

7

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements

Note 1. Organization

PGIM Partners Group Private Markets Multi-Asset Fund (the “Fund”), a newly organized Delaware statutory trust, was organized on November 18, 2025 and commenced operations on March 6, 2026. The Fund intends to be a non-diversified, closed-end management investment Fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that will continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and expects to operate as an “interval fund” following effectiveness of its registration statement. Effective October 1, 2026, the Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended.

PGIM Investments LLC (the “Manager” or “PGIM Investments” or the “Valuation Designee” ) serves as the investment manager to the Fund and has engaged Partners Group (USA), Inc. (“Partners Group”), PGIM, Inc. (“PGIM”) and PGIM Limited (PGIM and PGIM Limited are collectively referred to as the “PGIM Subadvisers”), to serve as subadvisers (Partners Group, together with the PGIM Subadvisers, the “Subadvisers”) to provide day-to-day management of the Fund’s portfolio.

As of March 31, 2026, PGIM Strategic Investments, Inc., an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and Partners Group SBSI LLC, a wholly-owned subsidiary of Partners Group (USA) Inc., each own approximately 50% of the Fund’s Common Shares.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis. As of March 31, 2026, the Fund has only Class I Common Shares issued and outstanding.

The Fund’s investment objective is to seek total return. The Fund seeks to achieve its investment objective by providing multi-asset exposure to primarily private markets investments, including, but not limited to, (i) private equity, (ii) infrastructure, (iii) private credit, and (iv) private real estate. The Fund also expects to have exposure to public fixed income and equities and other liquid assets. The Fund’s portfolio composition across sectors, asset classes, and implementation types are expected to vary over time and the Fund may not always have exposure to all private and public asset classes and strategies.

These consolidated financial statements represent the fiscal period from commencement of operations on March 6, 2026 to March 31, 2026.

Note 2. Accounting Policies

The Fund follows the investment Fund accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies (“ASC 946”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies conform to GAAP. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

8

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

As provided under ASC 946, the Fund will not consolidate its investment in a fund other than an investment Fund subsidiary or a controlled operating Fund whose business consists of providing services to the Fund. For the period ended March 31, 2026, the Fund has consolidated the financial position and results of operations of its wholly owned subsidiaries, PGIM Private Markets CA LLC, PGIM Private Markets Credit DE SPV LLC, PGIM Private Markets Partners Group DE SPV LLC, PGIM Private Markets Real Estate DE SPV LLC and PGIM Private Markets Partners Group Infrastructure DE SPV LLC. For the period ended March 31, 2026, the financial statements are presented on a consolidated basis, although the Fund had no active subsidiaries during the period.

Securities Valuation

The Fund values its investments in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. The Fund is required to report its investments for which current market values are not readily available at fair value. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market for these investments existed, and these differences could be material. See “Note 4. Fair Value Measurements.”

The Fund has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Valuation Designee. Pursuant to the delegation, the Valuation Designee has established a valuation committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation advisor services.

The Valuation Designee will use reliable market quotations to value the Fund’s investments when such market quotations are readily available. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Valuation Designee. Market quotations may be deemed not to represent fair value in certain circumstances where the Valuation Designee reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security.

If and when market quotations are deemed not to represent fair value, the Fund typically utilizes independent third party valuation firms to assist in determining fair value. Accordingly, such investments go through a multi-step valuation process as described below. The Valuation Designee engages one or more independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Such independent valuation firms typically utilize the income approach as the primary methodology, but may use other fair value approaches based on facts and circumstances. Valuations received from the independent valuation firms are reviewed by the Valuation Designee to ensure the valuations are in accordance with the Fund’s valuation as well as all relevant valuation and accounting standards. Private credit investments are generally classified as Level 3 in the fair value hierarchy.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Valuation Designee has approved a multi-step valuation process each month, as described below:

∙Valuation process begins with each portfolio fund or investment being initially valued at cost. For Level 3 investments, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

9

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

∙The Valuation Designee discusses valuations and determines in good faith the fair value of each investment in the portfolio based in part on information from an independent valuation firm that is provided on a monthly basis in conjunction with the determination of the Net Asset Value (“NAV”) per share each month.

∙Valuation conclusions are discussed with and documented by the Valuation Designee, including whether a significant observable change has occurred since the most recent month-end with respect to an investment that requires an adjustment from the most recent monthly valuation.

As part of the Fund’s valuation process, the Valuation Designee will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio Fund, (ii) the nature and realizable value of any collateral, (iii) the portfolio Fund’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio Fund does business, (v) a comparison of the portfolio Fund’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The determinations of fair value may differ materially from the values that would have been used if a readily available market for these non-traded securities existed. Due to this uncertainty, fair value determinations may cause NAV on a given date to materially differ from the value that may ultimately realize upon the sale of one or more of the investments.

The primary valuation methodology used for private equity secondary investments is the NAV Practical Expedient (also referred to as the “NAV-Based Approach”). Under this method, the valuation is derived from the most recent NAV reported by the underlying fund’s general partner or sponsor. Because secondary investments do not have observable market prices or real-time trading activity, the sponsor-reported NAV serves as the most relevant and reliable indicator of the investment’s residual value. NAVs are typically updated on a quarterly reporting cycle and may be adjusted daily for factors contributing to estimated fair value such that it reflects the calculated NAV on the measurement date.

Private debt/loans are generally valued at prices obtained by independent valuation providers. Such valuation providers typically utilize the income approach as the primary methodology, but may use other fair value approaches based on facts and circumstances. Valuations received from the independent valuation providers are reviewed by the Valuation Designee to ensure the valuations are in accordance with the Fund’s valuation policies and procedures as well as all relevant valuation and accounting standards. Private debt/loans are generally classified as Level 3 in the fair value hierarchy.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date; (ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Consolidated Statement of Operations.

10

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Transactions and Net Investment Income

Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Offering and Organization Costs

Offering costs paid in connection with the initial offering of Common Shares of the Fund are being amortized on a straight- line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Income Taxes

For the period ended March 31, 2026, the Fund did not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). As a result, the Fund was treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income. Effective October 1, 2026, the Fund intends to elect to be treated for federal income tax purposes and intends to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

The Fund’s tax year end is September 30, 2026.

The Fund records deferred income tax liabilities based on the applicable U.S. federal corporate tax rate (21%) plus an estimated state and local tax rate (7.11%), reflecting future tax obligations from capital appreciation of investments and net operating gains.

The Fund may also recognize deferred tax assets related to net operating losses and unrealized losses. When a deferred tax asset is recorded, the Fund evaluates whether a valuation allowance is required under ASC 740. A valuation allowance is established if it is more‑likely‑than‑not that some or all of the deferred tax asset will not be realized. This assessment considers factors such as historical and cumulative losses, expected future profitability, the duration of carryforward periods, and the risk of expiration of tax attributes. Changes in market conditions or investment performance could affect this evaluation and may result in recording a valuation allowance, which could materially impact net asset value and operating results.

The Fund estimates its tax positions in good faith based on available information and may update those estimates as new information becomes available.

In addition to income taxes, the Fund may be subject to state franchise taxes, which are separate from income taxes and are generally based on net worth or capital apportioned to each state.

11

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Note 3. Fees, Expenses, Agreements and Related Party Transactions

Management Fees

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the Subadvisers’ performance of such services, and for rendering administrative services.

The Manager has entered into subadvisory agreements (the “Subadvisory Agreements”) with each of the Subadvisers, which provides that the Subadvisers will furnish investment advisory services in connection with the management of the Fund. Under the Subadvisory Agreements, the Subadvisers, subject to the supervision of the Manager, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.

The management fee (the “Management Fee”) will be payable at the end of each month at the annual rate of 1.25% of the average daily value of the Fund’s net assets.

Subadvisory fees are paid by the Manager out of the management fee that it receives from the Fund.

Incentive Fees

Pursuant to the Management Agreement, the incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns for the immediately preceding quarter. No incentive fee on Pre-Incentive Fee Net Investment Income Returns will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return (the “Hurdle Rate”) over the trailing 12-month period. During the initial 12 months after Fund inception, beginning on April 1, 2026, the Hurdle Rate for the first, second and third calendar quarters shall be 1.25%, 2.50% and 3.75% respectively.

Pre-Incentive Fee Net Investment Income Returns means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter, net of reimbursement (including the Management Fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include,

(i)in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with Payment-in-Kind (“PIK”) interest and zero coupon securities), accrued income that we have not yet received in cash; and

(ii)with respect to the Fund’s real estate equity investments, the Fund’s share of operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

12

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Common Shares since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of Common Shares since the beginning of the period, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Shares, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

Expense Limitation and Reimbursement Agreement

Pursuant to an Expense Limitation and Reimbursement Agreement, through July 7, 2029 (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. As of March 31, 2026, under the ELRA, the amount eligible for potential recoupment with respective expiration dates are as follows:

Recoupment
Expiration Date	Amount
March 31, 2029	$595,301

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Servicing Fee,

(iv)brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) any expenses related to investments in real property, debt and real-estate related securities, (viii) expenses related to the issuance of preferred stock, (ix) acquired fund fees and expenses and (x) extraordinary expenses (as determined in the sole discretion of the Manager).

Plan Administrator

Prudential Mutual Fund Services LLC (“PMFS” or the “Plan Administrator”) serves as the transfer and dividend disbursing agent of the fund. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. PMFS is an affiliate of the Manager.

SS&C GIDS, Inc., a corporation organized in the state of Delaware, serves as the sub-transfer agent of the Fund.

Investment Transactions with Affiliates

The Fund’s existing investments were acquired with proceeds from purchases of the Fund’s Class I Shares (as defined below) by PGIM Strategic Investments, Inc. and Partners Group SBSI LLC. Select investments, as footnoted in the Consolidated Schedule of Investments, were purchased from a wholly-owned subsidiary of Prudential. For the investments purchased, the Fund engaged an independent third-party valuation firm to assist in determining the fair value of these investments in

13

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

accordance with the Fund’s valuation procedures. For more information regarding the Fund’s valuation procedures see “Note

2.Accounting Policies.” Investments were purchased from a wholly-owned subsidiary of Prudential on March 12, 2026 with aggregate fair values of $5,956,633.

Note 4. Fair Value Measurements

The Fund holds securities and other assets and liabilities that are fair valued on a monthly basis. The Fund’s investments are valued monthly based on a number of factors, such as the type of investment.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed below and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement and Disclosures. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

Such inputs are summarized in the three broad levels listed below.

∙Level 1 — unadjusted quoted prices generally in active markets for identical securities.

∙Level 2 — quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

∙Level 3 — unobservable inputs for securities valued in accordance with fair valuation procedures.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The Fund’s private credit investments’ fair valuations are classified as Level 3 in the fair value hierarchy. Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. When an enterprise value analysis or asset collateral analysis indicates there is sufficient coverage through the subject debt security, an income approach with a yield analysis is generally considered the most appropriate method to estimate fair value. In performing a yield analysis, the annual cash flows that a subject security is expected to generate over its remaining estimated holding period are first estimated. Projected cash flows are then converted to their present value equivalent utilizing a rate of return commensurate with the risk of achieving the cash flows, which results at an estimate of fair value. The discount rate can be derived considering the rate of return implied by the original transaction, adjusted for changes in both market spreads and credit-specific factors. Consistent with industry practices, the income approach incorporates subjective judgments regarding the capitalization or discount rate and projections of future cash flows.

Newly acquired private credit investments may initially be valued at cost. Each private credit investment will then be valued monthly by an independent valuation advisor utilizing the methodology described above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

14

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Investments in private equity secondary investments are recorded at fair value, using the sponsor-reported NAV as a “practical expedient,” and are excluded from leveling classification noted above.

The following is a summary of the inputs used as of March 31, 2026 in valuing such financial instruments:

	Level 1	Level 2		Level 3
First Lien Debt	$-		$-	$5,921,570
Short-Term Investments	9,663,975		-	-
Total	$9,663,975		$-	$5,921,570

Excludes private equity secondary investment, Digital Infrastructure Vehicle II SCSp, which is valued using the sponsor- reported NAV as a practical expedient in accordance with ASC 820. As of March 31, 2026, the value of private equity secondary investments is $2,114,835.

The following table presents change in the fair value of consolidated financial instruments for which Level 3 inputs were used to determine the fair value:

For the period from March 6, 2026

(commencement of operations) through

March 31, 2026

	First Lien	Total
	Debt	Investments
Fair value, beginning of period	$-	$-
Purchases of investments	5,956,631	5,956,631
Proceeds from sales of investments and principal repayments	(15,088)	(15,088)
Accretion of discount/amortization of premium	605	605
Net realized gain (loss)	108	108
Net change in unrealized appreciation (depreciation)	(20,686)	(20,686)
Fair value, end of period	$5,921,570	$5,921,570

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Fair Value	Valuation			Directional
		Unobservable	Range (weighted	Impact on Fair
as of March	Approach/			Value from Input
31,2026	Methodology	Inputs	average)*	Increase**
Income/
	Discounted		8.77%-9.59%
First Lien Debt $5,921,570	Cash Flow	Discount Rate	(9.17%)	Decrease

*Represents the weighted average of each significant unobservable input range at the investment level by fair value.

**Represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

15

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Note 5. Commitments and Contingencies

The Fund’s investment portfolio contains private equity secondary investments that require the Fund to make capital contributions. The Fund maintains sufficient cash on hand and liquid assets to fund any unfunded commitments should the need arise. As of March 31, 2026, the Fund had the following unfunded capital commitments:

Investment	Funded	Unfunded Commitment
Digital Infrastructure Vehicle II SCSp	$1,723,212	$632,146
KSL Granite Co-invest	$-	$2,800,000

In the normal course of business, the Fund may enter into contracts that provide a variety of general indemnifications. Any exposure to the Fund under these arrangements could involve future claims that may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

From time to time, the Fund may be involved in various claims and legal actions arising in the ordinary course of business. As of March 31, 2026, the Fund was not involved in any material legal proceedings.

Note 6. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) for the period ended March 31, 2026, were as follows:

Cost of Purchases	Proceeds from Sales
$7,673,657	$-
Note 7. Distributions and Tax Information

The components of income tax expense (benefit) for the period ended March 31, 2026 are as follows:

Tax Expense (Benefit)	Current	Deferred	Total
Federal	$6,537	$72,919	$79,456
State	3,079	34,342	37,421
Total Tax Expense (Benefit)	$9,616	$107,261	$116,877

The Fund reported income (or loss) from continuing operations before income tax expense (or benefit) of $415,784 from domestic operations and $0 from foreign operations.

The Fund records deferred income tax liabilities based on the applicable U.S. federal corporate tax rate (21%) plus an estimated state and local tax rate of 9% (before U.S. federal impact), reflecting future tax obligations from capital appreciation of investments and net operating gains. The majority of the State and Local Income Taxes are attributable to New Jersey.

	Period Ended March 31, 2026
	Amount	Percent
U.S. Federal Statutory Tax Rate	$87,315	21.00%
State and Local Income Taxes	29,562	7.11%
(net of U.S. Federal Impact)
Effective Tax Rate	$116,877	28.11%

16

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

The Fund did not make any Income Tax Payments during the period ended March 31, 2026.

Deferred tax assets and liabilities at March 31, 2026 resulted from the items listed in the following table:

Deferred Tax Assets
None	$-
Deferred Tax Assets before Valuation Allowance	-
Less: Valuation Allowance	-
Deferred Tax Assets after Valuation Allowance	$-
Deferred Tax Liabilities
Investments	$106,010
Foreign Currency	1,251
Deferred Tax Liabilities	107,261
Net Deferred Tax Asset (Liability)	$(107,261)

The application of U.S. GAAP requires the Fund to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Fund considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Fund would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

As of March 31, 2026, the Fund does not require a valuation allowance for its deferred tax assets.

U.S. GAAP prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on its tax returns. The Fund does not have any unrecognized tax benefits at March 31, 2026.

Note 8. Capital and Ownership

The Fund intends to offer two classes of its Common Shares on a continuous basis: Class I Common Shares (“Class I Shares”) and Class D Common Shares (“Class D Shares”). As of March 31, 2026, the Fund has only Class I Shares issued and outstanding.

The Fund also expects to issue an unlimited number of shares, $0.001 par value per share, following effectiveness of its registration statement.

As of March 31, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
I	250,000	50%

17

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

			Percentage of Outstanding
	Number of Shareholders		Shares
Affiliated	1		50%
Unaffiliated	1		50%
Transactions in shares of Common Shares were as follows:

Share Class		Shares	Amount
Class I
Period ended March 31, 2026:
Shares sold		500,000	$12,500,000
Net increase (decrease) in shares outstanding		500,000	$12,500,000

As of March 31, 2026, the Fund received $6,000,000 related to the purchase of Class I shares by an affiliate, which becomes effective on April 1, 2026. Accordingly, the payment is reflected as a payable for subscription in advance on the Consolidated Statement of Assets and Liabilities.

Note 9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below.

New Fund Risk

The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. The Fund commenced investment operations on March 6, 2026. It may take up to a year for the Fund’s investments to fully reflect its intended investment strategy. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

General, Market and Economic Risk

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the U.S. or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the U.S. and worldwide generally.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the U.S. and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading

18

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Valuation Risk

The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadvisers, and independent valuation advisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation advisers and third-party appraisers. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

Private Equity Risk

Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships pursuing a private equity strategy may be more illiquid than securities issued by other private funds or other pooled public or private investment vehicles generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. We may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of our interests in a private equity fund, nor may we withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity portfolio, which are often privately placed and not registered under the U.S. Securities Act of 1933. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Subadvisers’ application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.

19

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

Private Credit Risk

Private credit investments may include less liquid or illiquid private credit investments, generally involving corporate borrowers or asset-based collateral, that are believed to present the potential for higher yield versus some of the more liquid portions of the Fund’s portfolio. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out sized impact on the performance of the Fund.

Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Loans Risk

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Loan Origination Risk

The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action. Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. A Subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund.

Secondary Investments Risk

The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Subadvisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a pooled investment vehicle (a “Portfolio Fund”) interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic

20

PGIM Partners Group Private Markets Multi-Asset Fund

Notes to Consolidated Financial Statements (Continued)

terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

The Fund may invest in continuation funds which are Portfolio Funds acquiring one or more assets from an existing vehicle with the same general partner being on both sides of the transaction. Although safeguards are typically established to ensure that the purchase price of the asset(s) being sold is fair and reasonable (such as third-party valuations, advisory committee approvals or fairness opinions), the acquisition of secondary market interests may present additional risks such as difficulty of valuing the relevant asset(s) being sold. Any inaccurate valuation may diminish the potential return of the involved Portfolio Funds. The Fund may also make stapled primary investments which are transactions whereby a general partner leads the sale of interests in an existing Portfolio Fund to a buyer concurrently with a primary capital commitment by the buyer to a new Portfolio Fund raised by the same general partner. Conflicts of interests may arise in relation to stapled primaries as there can be a tension between (i) a general partner’s fiduciary duties owed to investors in the existing Portfolio Fund to maximize value through the sale of interests in the existing Portfolio Fund to a buyer, and (ii) the general partner’s desire to obtain capital from the buyer for an investment in the new Portfolio Fund.

There can be no assurance that the resolution of any inherent conflict resulting from a continuation fund transaction or a stapled primary transaction will result in circumstances that favor the Fund.

Note 10. Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no other subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the consolidated financial statements as of March 31, 2026, except as discussed below.

During the period from April 1, 2026 through June 24, 2026, the Fund received a total of $62,000,000 of capital contributions.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM Partners Group Private Market Multi-Asset Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Partners Group Private Market Multi-Asset Fund and its subsidiaries (the "Fund") as of March 31, 2026, the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the consolidated financial highlights for the period March 6, 2026 (commencement of operations) through March 31, 2026 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period March 6, 2026 (commencement of operations) through March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of investments owned as of March 31, 2026 by correspondence with the agent banks, transfer agents, and the underlying fund managers. We believe that our audit provides a reasonable basis for our opinion.

June 25, 2026

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PricewaterhouseCoopers LLP
300 Madison Avenue
www.pwc/com/us	New York, New York 10017
(646) 471 3000

PART C
OTHER INFORMATION
Item 25: Financial Statements and Exhibits.
Part A: None
Part B: Financial Statements. Filed herewith.
Exhibits
(a)(1)	Amended and Restated Certificate of Trust. Filed herewith.
(a)(2)	Amended and Restated Agreement and Declaration of Trust. Filed herewith.
(b)(1)	Bylaws. Filed herewith.
(c)	Not Applicable
(d)	Not Applicable
(e)	Distribution Reinvestment Plan. To be provided by amendment.
(f)	Not Applicable
(g)(1)	Management Agreement between the Registrant and the Manager. To be provided by amendment.
(g)(2)	Subadvisory Agreement between the Manager, PGIM, Inc. and PGIM Limited. To be provided by amendment.
(g)(3)	Subadvisory Agreement between the Manager and Partners Group (USA) Inc. To be provided by amendment.
(h)(1)	Distribution Agreement between the Registrant and the Distributor. To be provided by amendment.
(h)(2)	Form of Dealer Agreement. To be provided by amendment.
(h)(3)	Distribution and Servicing Plan. To be provided by amendment.
(i)	Not Applicable
(j)(1)	Custody Agreement between the Registrant and [ ]. To be provided by amendment.
(k)(1)	Transfer Agency and Service Agreement between the Registrant and [ ]. To be provided by amendment.
(k)(2)	Administration Agreement between the Registrant and [ ]. To be provided by amendment.
(k)(3)	Expense Limitation and Reimbursement Agreement. To be provided by amendment.
(k)(4)	Multiple Class Plan Pursuant to Rule 18f-3. To be provided by amendment.
(l)	Opinion and Consent of [ ]. To be provided by amendment.
(m)	Not Applicable

Exhibits
(n)	Consent of Independent Registered Public Accounting Firm. Filed herewith.
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of the Registrant. Inc. To be provided by amendment.
(r)(2)
Code of Ethics, Personal Investing Standards, Global Insider Trading Policy, and Insider Trading and Information
Barrier Standards of PGIM Investments LLC dated January 2026. Incorporated by reference to the PGIM Credit
Income Fund Registration Statement on Form N-2 filed via EDGAR on April 27, 2026 (File No. 333-274044).

(r)(3)
Investment Adviser Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards and Global
Insider Trading Policy of the PGIM Subadvisers. Incorporated by reference to the Advanced Series Trust Registration
Statement on Form N-1A filed via EDGAR on April 18, 2024 (File No. 033-24962).

(r)(4)	Code of Ethics of Partners Group (USA) Inc. To be provided by amendment.
(s)	Not Applicable
(t)	Power of Attorney. Filed herewith.
Item 26: Marketing Arrangements.
The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference.
Item 27: Other Expenses of Issuance and Distribution.
Securities and Exchange Commission Registration Fees	$	*
Financial Industry Regulatory Authority, Inc. Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Miscellaneous Expenses	$	*
Total	$	*
*To be furnished by amendment.

Item 28: Persons Controlled by or Under Common Control with Registrant.
None.
Item 29: Number of Holders of Securities.
The following table shows the number of holders of securities of the Registrant as of [ ], 2026.
Title of Class	Number of Record Holders
Class I Shares
Class D Shares
Item 30: Indemnification
The information contained under the heading “Certain Provisions in the Declaration of Trust,” “Management and Advisory Arrangements” and “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Prior to offering its shares to the public, the Registrant expects to obtain liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
Item 31: Business and Other Connections of Manager and Subadvisers.
To be provided by amendment.
Item 32: Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:
■
the Registrant, PGIM Partners Group Private Markets Multi-Asset Fund, 655 Broad Street, Newark, NJ 07102;
■
the Transfer Agent, [____];
■
the Administrator, [____];
■
the Manager, PGIM Investments LLC, 655 Broad Street, Newark, NJ 07102;
■
the Subadviser, PGIM Inc., 655 Broad Street, Newark, NJ 07102;
■
the Subadviser, PGIM Limited, Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR; and
■
the Subadviser, Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036.

Item 33: Management Services.
Not applicable.
Item 34: Undertakings.
(1)
Not applicable.
(2)
Not applicable.
(3)
The Registrant undertakes:
a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
i. to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d. that, for the purpose of determining liability under the Securities Act to any purchaser:
i. Not applicable;
ii. if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4)
Not applicable.
(5)
Not applicable.
(6)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(7)
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey, on the 7th of July, 2026.
PGIM PARTNERS GROUP PRIVATE MARKETS MULTI-ASSET FUND
By: /s/ Stuart S. Parker*
Name: Stuart S. Parker
Title: President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
By: /s/ Morris L. McNair, III* Morris L. McNair, III	Trustee	July 7, 2026
By: /s/ Mary Lee Schneider* Mary Lee Schneider	Trustee	July 7, 2026
By: /s/ Thomas M. Turpin* Thomas M. Turpin	Trustee and Chairperson	July 7, 2026
By: /s/ Scott Benjamin* Scott Benjamin	Trustee and Vice President	July 7, 2026
By: /s/ Stuart S. Parker* Stuart S. Parker	President and Principal Executive Officer	July 7, 2026
By: /s/ Christian J. Kelly* Christian J. Kelly	Chief Financial Officer (Principal Financial Officer)	July 7, 2026
By: /s/ Elyse McLaughlin* Elyse McLaughlin	Treasurer and Principal Accounting Officer	July 7, 2026
*By: /s/ George Hoyt George Hoyt	Agent or Attorney-in-Fact	July 7, 2026
The original powers of attorney authorizing Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness, Debra Rubano, George Hoyt and Devan Goolsby to execute the Registration Statement, and any amendments thereto, for the directors and officers of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference herein as Item 25, Exhibit (t).

PGIM Partners Group Private Markets Multi-Asset Fund
Exhibit Index

(a)(1)	Amended and Restated Certificate of Trust.
(a)(2)	Amended and Restated Agreement and Declaration of Trust.
(b)(1)	Bylaws.
(n)	Consent of Independent Registered Public Accounting Firm.
(t)	Power of Attorney.